Galaxy Funds

Galaxy Equity Funds

Annual Report
October 31, 1999

Galaxy Asset Allocation Fund

Galaxy Equity Income Fund

Galaxy Growth and Income Fund

Galaxy Strategic Equity Fund

Galaxy Equity Value Fund

Galaxy Equity Growth Fund

Galaxy International Equity Fund

Galaxy Small Cap Value Fund

Galaxy Small Company Equity Fund

[LOGO] Galaxy
       Funds
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Chairman's Message

Dear Shareholder:

      Enclosed is the annual report for the Galaxy Equity Funds that covers the fiscal year ended October 31, 1999. The report includes a Market Overview that explains the different economic and market factors influencing stock investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 1999 appear at the end of the report.

      Unexpected economic strength, prompted in part by recoveries abroad, pushed major stock indices sharply higher during the fiscal year. Stocks gained despite concerns about inflation that caused the Federal Reserve to raise interest rates and pushed bond yields higher. As uncertainty increased about the direction of interest rates and growth in the second half of the reporting period, stock prices became more volatile. After a broadening in market leadership during the second quarter of 1999, investors moved back into stocks with the strongest credit quality and liquidity. Although returns for most sectors were better than their historic averages, some sectors outperformed others by wide margins.

      Given the many market changes of the past year, this may be a good time to meet with a financial advisor who can help you determine whether your current strategies suit your long-term goals. Investment professionals at Fleet Bank branches can provide you with a no-obligation analysis that will help you make this comparison and get the most from your portfolio.

      If you are saving for a child's education, or are helping a family member prepare for college, ask our representatives about the Galaxy College Investment Program. Galaxy offers an Education IRA which allows for tax-free earnings to accumulate on your investment if used to pay for qualified college expenses. Remember that anyone, not just a child's parents, can make a contribution.

      You might also consider a custodial account such as a Uniform Gift/Transfer to Minor Account (UGMA/UTMA). The UGMA/UTMA account offers another opportunity to transfer assets to minors with favorable tax consequences in preparation for college expenses. Ask your investment professional or tax advisor about this important gifting opportunity.

      If you have any questions about college investing opportunities or the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.



      Sincerely,


      /s/ Dwight E.Vicks, Jr.

      Dwight E.Vicks, Jr.
      Chairman of the Board of Trustees


Mutual Funds:

o are not bank deposits
o are not FDIC insured
o are not obligations of Fleet Bank
o are not guaranteed by Fleet Bank
o are subject to investment risk including possible loss of principal amount invested
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Market Overview

EQUITY MARKET OVERVIEW
By Fleet Investment Advisors Inc.

      Stock prices rose sharply over the 12-month period ending October 31, 1999 as economic recovery abroad helped growth at home. Most gains occurred in the first half of the reporting period. Investors eventually worried that higher inflation and interest rates would force growth to slow. Although current inflation remained moderate, the Federal Reserve (the "Fed") boosted short-term interest rates by a total of 50 basis points (0.50%) during the reporting period to prevent higher inflation down the road. With rising bond yields and uncertainty over how high interest rates might go, stocks traded in a relatively narrow range during the second half of the period.

      By historical standards, stock returns were quite strong, particularly shares of growth-oriented firms. During the 12 months ended October 31, 1999, the Standard & Poor's 500 Index (the "S&P 500 Index"), which represents large-cap growth stocks, earned a total return of 25.67%. With robust rallies in the fourth quarter of 1998 and the second quarter of 1999, small-cap stocks, represented by the Russell 2000 Index (the "Russell 2000") had a total return of 14.87%. Continued improvements in economies abroad during that time helped give the Morgan Stanley Europe, Australia and Far East Index ("EAFE Index") a total return of 23.37%.

Economic Outlook Brightens at Home and Abroad

      Following a growth rate of 3.7% in the third quarter of 1998, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, increased by 6% in the fourth quarter of 1998. The annualized rate of inflation was about 1.6% at this time. While U.S. growth was strong, economies remained in turmoil overseas. As many investors looked to U.S. Treasury bonds for safety, demand for other securities fell. To prevent an international "credit crunch," the Fed cut rates by 25 basis points in November of 1998.

      As bond yields edged lower and confidence about future growth improved, many investors shifted from Treasury bonds into stocks. While corporate earnings reports were disappointing, the change in market sentiment helped stock prices rebound sharply.

      A strong advance by large-company shares helped the Dow Jones Industrial Average top 10,000 for the first time during the early part of 1999. Despite reports of continued weakness in corporate earnings for the fourth quarter of 1998, investors were cheered by signs of further economic strength and low inflation. (The Commerce Department later reported GDP growth of 4.3% in the first quarter of 1999.) Stock prices were also rallying overseas at this time, as improving economic prospects encouraged new investment.

      Although the Commerce Department would eventually report that GDP growth slowed to 1.8% in 1999's second quarter and inflation remained modest, there were enough signals of faster growth ahead for the Fed to impose a rate hike of 25 basis points as the second quarter closed. While bond yields moved higher in anticipation of that hike, stocks gained further ground. With added optimism that the long-lived economic expansion would continue, investors expanded their tastes beyond the large-company shares that had led the market for some time. Issues of many small- and mid-sized companies outperformed in this environment, along with "value-oriented" stocks and shares of companies in "cyclical" sectors with heightened sensitivity to economic change.
Foreign stock prices continued to gain during this time.

      This broadening in U.S. market sentiment did not continue into the third quarter of 1999, as the likelihood of further rate increases by the Fed drove investors back to large-cap shares. Although inflation had risen to an annualized rate of just 2.8% by September largely due to rising oil prices, the rate of GDP growth would eventually be estimated at 5.5%. With signs that growth was accelerating, and concern that a weaker dollar might boost inflation, the Fed raised rates another 25 basis points in August. Investors speculated about further rate hikes through the end of the reporting period.

A Focus on Risk/Reward Discipline

      In a changing economic environment, investors preferred stocks whose earnings could continue to improve even if growth slowed. This climate favored large-cap companies with accelerating earnings and small-cap firms in growth sectors like technology. While value-oriented shares attracted many investors in the second quarter of 1999, the group significantly underperformed for the


"Although the Commerce Department would eventually report that GDP growth slowed to 1.8% in 1999's second quarter and inflation remained modest, there were enough signals of faster growth ahead for the Fed to impose a rate hike of 25 basis points as the second quarter closed."


                                       2
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"We expect GDP to grow at about 2.5% in 2000, versus 3.9% and 3.8% in 1998 and
1999, respectively."

reporting period as a whole.

      In a market where high valuations for many stocks made them particularly vulnerable to earnings disappointments, we routinely took profits in holdings of the Galaxy Equity Funds that had achieved our price targets and invested the proceeds in positions with better performance potential. Amid signs of excessive optimism regarding the technology sector, we are maintaining our long-term risk/reward discipline in structuring the Funds' portfolios.

Slower Growth, Correction Possible

      Stock prices will probably remain volatile in coming months and may even experience a temporary correction. Investors must digest significant uncertainty in the final months of 1999 with year-end profit taking and market volatility that Y2K concerns might bring.

      Concern about the effect of higher interest rates on the economy should add to stock fluctuations. With a third rate hike of 25 basis points on November 16, 1999, the Fed effectively erased the 75 basis points of rate cuts it made in the fall of 1998. While we do not expect further rate increases during 1999, the Fed may raise rates early in 2000 if continued tightness in the labor supply puts upward pressure on inflation through higher wages.

      There are many indications, however, that recent rate hikes may be creating an environment for slower growth next year. We expect GDP to grow at about 2.5% in 2000, versus 3.9% and 3.8% in 1998 and 1999, respectively. If growth does slow, inflation should remain under control and interest rates and bond yields could trend lower. With positive prospects for growth in years to come, any stock price correction that results from slower growth in the near term could lay the foundation for future gains from the many stocks that have lagged the market averages over the last 18 months.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                    10 Years/
As of October 31, 1999             1 Year     3 Years    5 Years  Life of Fund
--------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 12/30/91)            9.63%     14.61%    16.89%       12.25%
--------------------------------------------------------------------------------
Equity Income Fund
(Inception date 12/14/90)           10.60      16.56     18.40        14.78
--------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 12/14/92)           14.85      18.15     18.80        16.25
--------------------------------------------------------------------------------
Strategic Equity Fund
(Inception date 3/4/98)              3.64       N/A       N/A          0.11
--------------------------------------------------------------------------------
Equity Value Fund
(Inception date 9/1/88)             15.04      18.10     19.52        14.51
--------------------------------------------------------------------------------
Equity Growth Fund
(Inception date 12/14/90)           28.07      24.92     24.17        18.30
--------------------------------------------------------------------------------
International Equity Fund
(Inception date 12/30/91)           29.71      20.02     14.02        12.76
--------------------------------------------------------------------------------
Small Cap Value Fund
(Inception date 12/14/92)            6.02      10.31     15.35        13.10
--------------------------------------------------------------------------------
Small Company Equity Fund
(Inception date 12/30/91)           15.54       0.74     11.43        10.14
--------------------------------------------------------------------------------


                                       3
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PERFORMANCE AT-A-GLANCE (continued)

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

                                                                     10 Years/
As of October 31, 1999               1 Year     3 Years   5 Years  Life of Fund
--------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 12/30/91)              5.42%     12.99%    15.79%      11.57%
--------------------------------------------------------------------------------
Equity Income Fund**
(Inception date 12/14/90)              5.99      14.62     16.97       13.99
--------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 2/12/93)              10.26      16.39     17.59       15.71
--------------------------------------------------------------------------------
Strategic Equity Fund
(Inception date 3/4/98)               -0.58       N/A       N/A        -2.65
--------------------------------------------------------------------------------
Equity Value Fund**
(Inception date 9/1/88)               10.35      16.22     18.16       13.85
--------------------------------------------------------------------------------
Equity Growth Fund**
(Inception date 12/14/90)             22.79      22.85     22.71       17.51
--------------------------------------------------------------------------------
International Equity Fund
(Inception date 12/30/91)             24.22      17.83     12.50       11.79
--------------------------------------------------------------------------------
Small Cap Value Fund
(Inception date 2/12/93)               1.70       8.52     14.09       12.48
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Small Company Equity Fund
(Inception date 12/30/91)             10.59      -0.98     10.04        9.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- A PRIME SHARES***

                                                                     10 Years/
As of October 31, 1999               1 Year    3 Years   5 Years   Life of Fund
--------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 11/1/98)               3.66%     N/A       N/A          3.66%
--------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 11/1/98)               8.47      N/A       N/A          8.47
--------------------------------------------------------------------------------
Equity Growth Fund
(Inception date 11/1/98)              20.28      N/A       N/A         20.28
--------------------------------------------------------------------------------
International Equity Fund
(Inception date 11/1/98)              22.60      N/A       N/A         22.60
--------------------------------------------------------------------------------
Small Cap Value Fund
(Inception date 11/1/98)              -0.02      N/A       N/A         -0.02
--------------------------------------------------------------------------------

* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

** Retail A Shares of the Equity Value Fund and Equity Growth Fund were first issued during the fiscal year ended October 31, 1991 and Retail A Shares of the Equity Income Fund were first issued during the fiscal year ended October 31, 1992. The returns for prior periods represent the returns for Trust Shares of the Funds. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Funds were the same because each series of shares had the same expenses.

*** Return figures include the effect of the maximum 5.50% front-end sales charge.


                                       4
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PERFORMANCE AT-A-GLANCE (continued)

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                1 Year           1 Year            3 Year            3 Year        Life of Fund     Life of Fund
                             Return Before    Return After      Return Before     Return After     Return Before    Return After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
                            Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
As of October 31, 1999      Charge Deducted Charge Deducted*   Charge Deducted  Charge Deducted*  Charge Deducted Charge Deducted*
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 3/4/96)           8.76%            3.76%            13.66%            12.88%           13.35%           12.95%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
(Inception date 11/1/98)          9.38             4.44              N/A               N/A              9.38             4.44
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 3/4/96)          13.72             8.72             17.00             16.27            15.81            15.44
------------------------------------------------------------------------------------------------------------------------------------
Strategic Equity Fund
(Inception date 3/4/98)           2.50            -2.50              N/A               N/A             -1.52            -4.06
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund
(Inception date 3/4/96)          13.81             8.81             16.87             16.14            16.28            15.91
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(Inception date 3/4/96)          26.63            21.63             23.58             22.92            21.46            21.14
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(Inception date 11/1/98)         28.41            23.41              N/A               N/A             28.41            23.41
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Small Cap Value Fund
(Inception date 11/1/98)          4.80             0.04              N/A               N/A              4.80             0.04
------------------------------------------------------------------------------------------------------------------------------------
Small Company Equity Fund
(Inception date 3/4/96)          14.34             9.34             -0.31             -1.09             3.71             3.27
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- B PRIME SHARES**

                                         1 Year                1 Year             Life of Fund          Life of Fund
                                      Return Before         Return After          Return Before         Return After
                                       Contingent            Contingent            Contingent            Contingent
As of October 31, 1999               Charge Deducted      Charge Deducted*       Charge Deducted      Charge Deducted*
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 11/1/98)                   8.91%                 3.91%                 8.91%                 3.91%
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 11/1/98)                  13.98                  8.98                 13.98                  8.98
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(Inception date 11/1/98)                  26.79                 21.79                 26.79                 21.79
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(Inception date 11/1/98)                  28.74                 23.74                 28.74                 23.74
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(Inception date 11/1/98)                   4.96                  0.18                  4.96                  0.18
------------------------------------------------------------------------------------------------------------------------------------

*     As if shares were redeemed at end of period.

** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.


                                       5
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Portfolio Reviews

GALAXY ASSET ALLOCATION FUND

By Don Jones
Portfolio Manager

[PHOTO]

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

      As the economic outlook changed over the past year, individual sectors of the stock and bond markets responded differently. We tried to make the best of this environment by routinely taking profits in investments that outperformed, and adding securities that represented better value.

      For the 12 months ended October 31, 1999, Trust Shares of the Galaxy Asset Allocation Fund earned a total return of 9.63%. For the same period, the Fund's Retail A Shares returned 9.53%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 8.76%, before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund returned 9.72% before deducting the maximum 5.50% front-end sales charge, and B Prime Shares returned 8.91% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

      These total returns compare with a total return of 13.59% for the average flexible fund tracked by Lipper Analytical Services, Inc. ("Lipper"). During the same time, the S&P 500 Index, which tracks the performance of stocks only, returned a total of 25.67%.

Allocation Strategies

      Early in the period, we found many new investment opportunities in stocks resulting from the market's sharp correction in the fall of 1998. Using proceeds from the sale of manufacturing shares, we bought stocks of financial and technology companies. With investors nervous about the future of financial markets here and abroad, we reduced the Fund's allocation to corporate bonds in the fixed-income portfolio from 60% to 50%.

      As a strong economy helped stocks rise briskly early in 1999, we continued to benefit from our emphasis on individual stocks and market sectors that investors favored, such as shares of consumer staples and technology firms. An underweighting in economically sensitive issues, which were out of favor at the time, further enhanced Fund returns. Using profits from medical and energy stocks that had performed well, we increased shares of capital goods, oil service, retail, transportation, and Internet firms.

      During the second quarter of 1999, a shift away from large-cap growth stocks into shares of smaller companies and economically sensitive issues reduced Fund returns. Performance was particularly disappointing for drug and technology stocks, which represent large portions of the portfolio. The Fund benefited, however, from additions of capital goods shares that performed well. We also bought shares of money-center banks and Internet firms at this time.


                                       6
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Portfolio Reviews

      As the period progressed, strong performance by individual stocks and selected non-Treasury fixed-income issues helped offset the generally disappointing returns from the Fund's stock and bond portfolios. We took advantage of price fluctuations to add stocks that offered attractive investment opportunities. These included stocks of money-center banks as well as shares of technology, consumer cyclical, and capital goods firms. To finance these purchases, we sold issues that had performed well or had otherwise reduced their potential for gains.

      Throughout the period, we maintained a 40% weighting in bonds, split almost evenly between U.S. government and corporate issues.

A Positive Long-Term Outlook

      We believe the long-term prospects for stocks are quite favorable, given the positive outlook for inflation and earnings. In coming months, we may see a short-term correction that could present attractive buying opportunities among companies with good prospects for long-term growth. To take advantage of these opportunities, we will likely reduce the Fund's cash reserves. If stock prices become especially attractive, we may also trim the Fund's 40% weighting in bonds.

      Recent purchases in the technology area have focused on blue-chip Internet stocks. Once current economic uncertainties ease, we may look for lesser Internet names that could offer shareholders greater appreciation potential over time. For now, we plan to keep the fixed-income portfolio split between corporate bonds and U.S. Government securities. The higher yields from corporates should help boost returns as bond prices continue to fluctuate.


Galaxy Asset Allocation Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     U.S. Government and Agency Obligations &
       Net Other Assets and Liabilities                  23%
     Commercial Paper                                     8%
     Corporate Notes and Bonds                           14%
     Asset-Backed and Mortgage-Backed Securities          2%
     Common & Convertible Preferred Stocks               53%


Galaxy Asset Allocation Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                       12/30/91     10/31/99
                                                       --------     --------
S&P 500 Index                                          $10,000       $38,978
Galaxy Asset Allocation Fund - Retail A Shares         $ 9,625       $23,581
Galaxy Asset Allocation Fund - Retail B Shares         $10,000       $15,618
Galaxy Asset Allocation Fund - Trust Shares            $10,000       $24,736
Galaxy Asset Allocation Fund - A Prime Shares          $ 9,450       $10,366
Galaxy Asset Allocation Fund - B Prime Shares          $10,000       $10,391

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) and the maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


                                       7
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Portfolio Reviews

[PHOTO]

Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1970.

GALAXY EQUITY INCOME FUND

By Ed Klisiewicz
Portfolio Manager

      With many economic and market changes in the past 12 months, the Galaxy Equity Income Fund benefited from holding quality companies representing a broad range of sectors. We further enhanced returns by emphasizing stocks with healthy yields, at a time when yields for many stocks declined.

      For the 12 months ending October 31, 1999, the Fund's Trust Shares had a total return of 10.60%. Over the same time, Retail A Shares of the Fund had a total return of 10.14%, before deducting the maximum 3.75% front-end sales charge and Retail B Shares of the Fund earned a total return of 9.38% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Those returns compare to a total return of 9.56% for the average equity income fund tracked by Lipper. Over the same time the S&P 500 Index had a total return of 25.67%.

Broad Diversification Helps Performance

      We entered the reporting period looking for opportunities resulting from an earlier market correction. We put cash to work in many existing positions, especially shares of banks. In subsequent months, strong returns from these and other holdings offset a disappointing performance by energy and utility shares. With profits we took in banking stocks, we bought office-equipment shares with better price potential.

      Gains from consumer, telephone, utility, and rebounding energy stocks in the first months of 1999 helped offset the negative effect of rising bond yields on shares of financial firms and non-telephone utilities. In 1999's second quarter, gains from energy, financial, utility, and basic materials shares offset a disappointing performance by stocks of large drug companies.

      In the final months of the period, the Fund's exposure to financials and consumer staples hindered total returns, as both groups came under pressure. However, energy stocks performed well with further gains in oil prices. In October, the financial and drug sectors rebounded, reducing the poorer total returns from utilities, REITs, and other higher-yielding shares. Although a pullback in oil prices hurt energy stocks, the strong yields from these stocks enhanced the Fund's total returns. We added selectively to insurance and bank stocks at this time, which we felt represented good value.

Staying the Course

      If slower growth eases fears of higher interest rates, as we expect, higher-dividend stocks could enjoy an especially strong rebound as the market recovers. With a well-diversified portfolio, and a slight overweighting in utility and finance stocks because of their attractive dividends, we believe the Fund could perform well in such an environment.

Galaxy Equity Income Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     U.S. Government Obligations, Repurchase
       Agreement & Net Other Assets and Liabilities           12%
     Basic Materials                                           3%
     Consumer Staples                                         22%
     Consumer Cyclical                                         8%
     Utilities                                                10%
     Capital Goods and Construction                            6%
     Technology                                               10%
     Energy                                                   11%
     Finance                                                  18%


Galaxy Equity Income Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                       12/14/90     10/31/99
                                                       --------     --------
S&P 500 Index                                          $10,000       $52,243
Galaxy Equity Income Fund - Retail A Shares            $ 9,625       $31,988
Galaxy Equity Income Fund - Retail B Shares            $10,000       $10,444
Galaxy Equity Income Fund - Trust Shares               $10,000       $34,010

* Since inception on 12/14/90 for Retail A and Trust Shares. Since inception on 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31 1999. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.


                                       8
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Portfolio Reviews

[PHOTO]

Greg Miller has managed the Galaxy Growth and Income Fund since July of 1998. He has managed equity portfolios since 1988.

GALAXY GROWTH AND INCOME FUND

By Greg Miller
Portfolio Manager

      During a time when growth stocks outperformed value-oriented issues, we tried to make the most of the many attractive investment opportunities that were available. As positions in the Galaxy Growth and Income Fund performed well, we sold shares of those issues and invested the proceeds in stocks that we felt had better potential. This strategy helped the Fund outperform other funds with similar investment objectives.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 14.85%. Over the same time, the Fund's Retail A Shares earned 14.56% before deducting the maximum 3.75% front-end sales charge and Retail B Shares earned 13.72% before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund earned 14.81% before deducting the maximum 5.50% front-end sales charge and B Prime Shares earned a total return of 13.98% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

      These results compare to a total return of 11.72% for the average multi-cap value fund tracked by Lipper. For the same period, the S&P 500 Index, which represents a more growth-oriented universe of stocks, had a total return of 25.67%.

Sector Strategies Enhance Results

      When the period began in the fourth quarter of 1998, we used the pullback in stocks from the third quarter to increase positions in banking, retail, and energy firms. The Fund benefited during this time from its specific selection of technology and retail stocks. The strong gains by these shares helped to offset disappointing results from an overweighted position in energy stocks hurt by falling oil prices. As additional market fluctuations occurred, we traded certain technology, health care, and telecommunications shares that had performed well for stocks with better potential.

      The Fund's overweighted position in energy stocks boosted performance in the first months of 1999, when rising oil prices helped the sector rebound strongly. During this time, the Fund also enjoyed strong returns from overweighted positions in the capital goods and basic materials groups and from its specific selection of capital goods, basic materials, and transportation stocks. An underweighting in the lesser-performing consumer staples enhanced returns, as


                                       9
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Portfolio Reviews

well. With investors favoring issues with greater economic sensitivity, we continued to take profits in health care issues. Because interest in technology stocks was ebbing, we focused on shares in the sector with more reasonable valuations.

      As the rally broadened in the second quarter of 1999, the Fund benefited further from its cyclical positions and from an underweighting in consumer staples shares. Eventually we traded capital goods and consumer cyclical shares that had performed well for stocks in the consumer staples area with better value.

      Although investors abandoned economically sensitive and value-oriented issues in the final months of the period, the Fund's overweighted position in energy shares and a strong performance from its technology holdings contributed positively to total returns. During this time, we traded shares of technology, drug, and banking stocks that had performed well for shares of energy, health care and other firms with better potential.

Valuations Are Attractive

      Many stocks in the Fund's portfolio are more attractive now than they have been for some time. While it is difficult to know when value investing will be in favor again, a strong outlook for corporate earnings should lay the foundation for further gains. Once we get past the uncertainty surrounding potential Y2K computer problems, we may see value stocks assume market leadership in the first months of next year. Given our current emphasis on these securities, the Fund would be well positioned to benefit from such a turnaround.


Galaxy Growth and Income Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Other Preferred & Common Stocks                             17%
     Repurchase Agreement & Net Other Assets and Liabilities      7%
     Consumer Staples                                            18%
     Technology                                                  16%
     Consumer Cyclical                                           10%
     Utilities                                                    9%
     Energy                                                      10%
     Finance                                                     13%


Galaxy Growth and Income Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                        12/14/92     10/31/99
                                                        --------     --------
S&P 500 Index                                           $10,000       $36,669
Galaxy Growth and Income Fund - Retail A Shares         $ 9,625       $26,641
Galaxy Growth and Income Fund - Retail B Shares         $10,000       $16,912
Galaxy Growth and Income Fund - Trust Shares            $10,000       $28,180
Galaxy Growth and Income Fund - A Prime Shares          $ 9,450       $10,847
Galaxy Growth and Income Fund - B Prime Shares          $10,000       $10,898

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) and the maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


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Portfolio Reviews

[PHOTO]

Peter Hathaway has managed the Galaxy Strategic Equity Fund since its inception in March of 1998. He has worked for Fleet Investment Advisors Inc., or its predecessors, since 1965 and has managed investments since 1974.

GALAXY STRATEGIC EQUITY FUND

By Peter Hathaway
Portfolio Manager

      For the 12 months ended October 31, 1999, Trust Shares of the Galaxy Strategic Equity Fund earned a total return of 3.64%. For the same period, Retail A Shares of the Fund returned 3.25%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 2.50%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)

      Over the same time, the average multi-cap value fund tracked by Lipper earned a return of 11.72% and the S&P 500 Index returned 25.67%. Lipper has classified the Fund as "multi-cap core" pending a review requested by the Advisor to include the Fund in the multi-cap value category, which would reflect the Fund's value-biased investment process. Lipper's average multi-cap core fund returned 23.12% for the 12 months ended October 31, 1999.

Growth at a Reasonable Price

      Fiscal 1999 proved to be a very difficult environment for value investors seeking growth at a reasonable price. Since the end of 1997, the majority of the market's returns have been highly concentrated in a few large stocks. While earnings for the largest 50 stocks in the S&P 500 Index increased approximately 17% in 1999, market values jumped over 35%. Price to earnings ratios reached levels lacking historical precedence, with large stocks valued at 28 times 1999 earnings as compared to 17 times 1999 earnings for the remaining 450 S&P 500 Index stocks. Technology was a dominant force with the 7 largest technology stocks (excluding America On-Line) increasing more in market value than the entire S&P 500 Index. Technology sector market values rose over 70% to nearly one-quarter of the S&P 500 Index, up from 17% a year ago. Its price earnings ratio now stands at 33 times estimated 1999 earnings, nearly twice that of the Index average.

      In this environment the Fund's value driven growth discipline was maintained. Profits have been taken over time in the Fund's large cap stocks as they approached relative and absolute price levels lacking historical valuation precedence. The Fund's technology sector was pared back from its overweighted position by mid-year. Sector returns were good but fell short of the highly valued large-cap technology stocks that continue to dominate the S&P 500 Index.

      The creation of the two tiered market since 1997 has provided attractive investment opportunities in the "other 450" stocks of the S&P 500 Index. They are valued at 30% to 40% discounts to the larger stocks yet offer competitive long-term earnings growth potential. Median returns have been essentially zero compared to 70% for the largest 50 stocks over the past two years, indicative of the developing two tier market. As Fund investments in the larger companies and technology sector have been reduced, the proceeds have been used to purchase growth at a reasonable price in the "other 450" market sector.

      The Fund closed the year with below market weightings in consumer staples, technology and utilities and above market weightings in healthcare, capital goods and energy. The energy sector was increased significantly in the second fiscal quarter as weak oil prices severely depressed stocks of oil service and exploration companies. Industry consolidation and favorable long-term supply/demand fundamentals point toward an extended capital spending cycle resulting in several years of exceptional earnings growth for these companies.

      Portfolio returns were competitive through the third fiscal quarter benefiting from the recovery in oil prices and a broadening of the market in the spring. The final quarter brought a brief market correction, a tightening of monetary policy by the Fed and rising interest rates. Investors again sought refuge in technology stocks and large cap stocks having earnings visibility with little regard for valuations. The Fund finished the fiscal year with a positive return but shy of its peer benchmarks. Its discipline to growth at a reasonable price was maintained, exposure to excessive market risk was minimized and there was no style creep.

      The Fund continues to have balance with approximately 50% of its assets invested in growth companies, 25% in cyclically sensitive stocks and 25% in value stocks. Seventy-five percent of the the Fund's portfolio is invested in companies other than the largest 50 stocks compared to a 40% weighting for the S&P 500 Index. Valuation para-


                                       11
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Portfolio Reviews

meters continue to compare favorably with those of the market. Long-term earnings growth forecasts for the Fund's stocks are higher than those for the S&P 500 Index stocks and the price to earnings ratio is 18 times 1999 earnings compared to 27 times. Measures of price to book and price to sales are less than half that of the Index.

A More Optimistic Outlook for the "Other" 450 Stocks

      At year-end, 15 of the largest stocks in the S&P 500 Index (comprising 30% of the Index and including household names such as Microsoft, GE, Intel, IBM, Wal-Mart, Exxon and Merck) have benefited from nearly a decade of rising price to earnings ratios. Their average annual price to earnings ratios rose gradually from 15 times in 1990 to 24 times in 1997, then jumped to 30 times in 1998 and now stand at 35 times. During the past 18 months when this premium for large blue chip stocks was rising rapidly (from 24 times to 35 times), value biased investment processes lagged the market. The valuation of these select few stocks are at an all time high and more than twice that of the "other 450". If the premium valuation of the few largest stocks stabilizes or declines, then the other 450 stocks should provide competitive or superior relative returns.

      A second plus in the outlook is the continued growth of the global economy. Companies with even modest cyclical sensitivity have lacked pricing power due to sluggish demand and low inflation. The recovery in global economies, tight labor markets and a weak dollar have the potential to translate into better earnings comparisons for cyclically sensitive companies. These companies fall into the other 450 stock category, sell at depressed valuations and have been given increased emphasis in the portfolio.

      Barring economic recession, the Fund's portfolio is well positioned for a market sensitive to reasonable valuations based on fundamental earnings prospects. Forecasted 12 to 18 month returns relative to the market are at the high end of their historical range and the majority of the Fund's holdings offer good absolute value as well as relative value.


Galaxy Strategic Equity Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Repurchase Agreement & Net Other Assets and Liabilities      9%
     Capital Goods and Construction                               8%
     Consumer Cyclical                                           13%
     Other Common Stocks                                          4%
     Consumer Staples                                            19%
     Technology                                                  15%
     Basic Materials                                              4%
     Finance                                                     13%
     Energy                                                      15%


Galaxy Strategic Equity Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                        3/4/98      10/31/99
                                                       -------      --------
S&P 500 Index                                          $10,000       $13,291
Galaxy Strategic Equity Fund - Retail A Shares         $ 9,625       $ 9,564
Galaxy Strategic Equity Fund - Retail B Shares         $10,000       $ 9,373
Galaxy Strategic Equity Fund - Trust Shares            $10,000       $10,019

* Since inception on 3/4/98 for Trust, Retail A Shares and Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase) as if shares were redeemed on October 31, 1999. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


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Portfolio Reviews

[PHOTO]

G. Jay Evans has managed the Galaxy Equity Value Fund since April of 1993. He has managed value-oriented portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1978.

GALAXY EQUITY VALUE FUND

By G. Jay Evans
Portfolio Manager

      During the twelve months ended October 31, 1999, the Galaxy Equity Value Fund performed well against the average multi-cap value fund tracked by Lipper. Trust Shares of the Fund earned a return of 15.04%, Retail A Shares returned 14.63% before deducting the maximum 3.75% front-end sales charge and Retail B Shares returned 13.81% before deducting the maximum 5.00% contingent deferred sales charge as compared to 11.72% for the Lipper category. During the same time the S&P 500 Index, which is more representative of growth-oriented firms, returned 25.67%. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.).

A Seesaw Market

      Value portfolios performed well through the spring of 1999, as earnings growth estimates increased and the long-lived economic expansion appeared more sustainable. The Fund benefited during this time from strong performance by its consumer cyclical and technology holdings, which represented overweighted positions versus the Fund's benchmarks. Excellent selectivity in its energy and health care positions further enhanced total returns. These factors helped offset weaker total returns from financial holdings hurt by rising interest rates and from underweighted positions in the soaring stocks of Internet, personal communications and large-cap growth companies due to our ongoing orientation toward value.

      In June, the economy's strength triggered inflation concerns and higher interest rates. Investors became less confident in their assessment of consumer spending and found little sympathy for companies warning of even minor earnings shortfalls. The Fund's financial stocks continued to suffer in this climate, along with consumer cyclical issues. As we entered the fall, investors narrowed their focus to technology and communications stocks with large market capitalizations.

The Promise of Value

      Productivity is defined as the ability to produce more goods and services with the same or less amount of labor. Today, productivity gains are all that stand between us and a traditional economic cycle that ends in rising inflation and higher interest rates. If the Fed has to raise interest rates further to control inflation, the recovery in value investing will be delayed. However, if the global economic and e-commerce revolutions continue to raise productivity, substantially offsetting the cyclical pressures of tight labor and materials markets, the outlook for earnings and value investing will brighten.

      Large-capitalization growth has led the market for several years. Many of these issues now sell at unsupportable price/earnings premiums. Conversely, many value stocks are priced as bargains. The valuation disparity between growth and value and between large-cap and mid-cap issues has rarely been as wide. Value stocks have


                                       13
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Portfolio Reviews

taken the lead in past periods of rising earnings expectations, which have often been characterized by pricing flexibility and competition.

      This time around, more efficient markets aided by the Internet and e-commerce could challenge companies that have been the traditional leaders in market share. The Internet has opened markets to increased competition, a change that should benefit value investors. Value investments have also outperformed growth positions during periods of economic strength, when long-term interest rates rise. Such conditions may develop next year as national elections encourage an increase in government spending at home and demand strengthens in the recovering economies of Asia and Europe.

      As the outlook for value improves, the Fund will be supported by a strong research effort focused on finding overlooked, undervalued companies that are experiencing improvements in their levels of profitability. This effort will be helped by a highly sophisticated valuation system designed to identify stocks for our review.


Galaxy Equity Value Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Other Common Stocks                                          5%
     Energy                                                       9%
     Repurchase Agreement & Net Other Assets and Liabilities      3%
     Technology                                                  21%
     Utilities                                                    7%
     Finance                                                     18%
     Consumer Staples                                             9%
     Consumer Cyclical                                           23%
     Capital Goods and Construction                               5%


Galaxy Equity Value Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                        9/1/88      10/31/99
                                                       -------      --------
S&P 500 Index                                          $10,000       $69,669
Galaxy Equity Value Fund - Retail A Shares             $ 9,625       $43,486
Galaxy Equity Value Fund - Retail B Shares             $10,000       $17,169
Galaxy Equity Value Fund - Trust Shares                $10,000       $46,074

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) as if shares were redeemed on October 31, 1999. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


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Portfolio Reviews

[PHOTO]

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December of 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

GALAXY EQUITY GROWTH FUND

By Bob Armknecht
Portfolio Manager

      In a climate that generally favored growth, we invested heavily in industries where the growth outlook was particularly strong: technology, health care, finance, and media/communications. This approach resulted in solid gains for much of the period and helped the Galaxy Equity Growth Fund perform well versus its market benchmarks.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 28.07%. Over the same time, Retail A Shares of the Fund earned 27.55%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares earned 26.63%, before deducting the 5.00% maximum contingent deferred sales charge. The Fund's A Prime Shares earned 27.30% before deducting the maximum 5.50% front-end sales charge and B Prime Shares earned a total return of 26.79% before deducting the 5.00% maximum contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

      Over the same period, the total return for large-cap core funds tracked by Lipper was 26.12% and the S&P 500 Index earned a total return of 25.67%.

Focus on Growth Boosts Returns

      The fiscal year began with investors concerned about both global and domestic economic conditions. In this environment, we took advantage of investment opportunities in the broadcasting, finance, and entertainment sectors. We also traded securities within the technology sector to enhance the earnings potential of Fund holdings in that group. This boosted returns in the months that followed as technology stocks rallied.

      When oil prices rebounded early in 1999, the Fund benefited from its overweighted position in energy stocks, as well as from overweightings in the strongly performing semiconductor and health care sectors. These gains helped offset the disappointing returns from shares of broadcasting, retail, and communications firms which occured at that time. With the proceeds from certain technology and communications stocks that had performed well, we added shares of broadcasting and other communications firms that were particularly attractive, as well as shares of manufacturing, industrial, and financial firms. Many of these additions made positive contributions to the Fund's performance later in the reporting period.

      While a shift of market attention away from growth stocks in the second quarter of 1999 weakened the Fund's performance, holdings in energy and capital goods shares made positive contributions. Superior stock selection in these areas, as well as in the consumer cyclical, consumer staples, and financial sectors, further improved returns. We reduced positions in technology, airlines, and food stocks during this time and we added shares of cap-


                                       15
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Portfolio Reviews

ital goods, consumer electronics, manufacturing, cable television and financial firms.

      Rising rates weighed on financial stocks in the third quarter, but the Fund weathered the downturn relatively well, as outperformance by holdings in the communications and energy sectors offset poor returns from financial shares. At this point we used some cash reserves to take advantage of investment opportunities in the drug, consumer electronics, and communications hardware groups. In the final weeks of the period, we trimmed our exposure to the disappointing financial and capital goods sectors and restructured the Fund's financial holdings. We used price weakness in the technology and health care sectors to increase positions there.

Long-Term Prospects Are Bright

      Year-end profit-taking, unexpected earnings disappointments, Y2K concerns and uncertainty about the direction of interest rates may keep stock prices volatile in coming months. Slower growth, lower interest rates, and attractive valuations could set the stage for a sustained market rebound in 2000. In the meantime, the Fund should benefit from its emphasis on stocks with strong growth potential and attractive prices.

      We expect market leadership to remain dominated by stocks of companies in fast-growing sectors. Where possible, we plan to take advantage of any new investment opportunities in these issues that further price declines may bring. As always, we plan to maintain a diversified portfolio of large-company growth stocks whose underlying issuers have reliable earnings and solid growth prospects.


Galaxy Equity Growth Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Repurchase Agreement & Net Other Assets and Liabilities      5%
     Capital Goods and Construction                               8%
     Finance                                                     12%
     Consumer Cyclical                                            7%
     Energy                                                       8%
     Consumer Staples                                            18%
     Technology                                                  29%
     Convertible Preferred & Other Common Stocks                 13%


Galaxy Equity Growth Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                       12/14/90     10/31/99
                                                       --------     --------
S&P 500 Index                                          $10,000       $52,243
Galaxy Equity Growth Fund - Retail A Shares            $ 9,625       $41,897
Galaxy Equity Growth Fund - Retail B Shares            $10,000       $20,175
Galaxy Equity Growth Fund - Trust Shares               $10,000       $44,474
Galaxy Equity Growth Fund - A Prime Shares             $ 9,450       $12,028
Galaxy Equity Growth Fund - B Prime Shares             $10,000       $12,179

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) and the maximum 5.00% contingent deferred sales charge, respectively, as if shares were redeemed on October 31, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


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Portfolio Reviews

[PHOTO]

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC, sub-advisor for the Fund. Oechsle is a firm dedicated to international investing and has approximately $15 billion in assets under management.

GALAXY INTERNATIONAL EQUITY FUND

By Thomas O'Neill, Chief Investment Officer, Fleet Investment Advisors Inc., and Oechsle International Advisors, LLC, Sub-Advisor

      As foreign economies recovered in the past year, the rebound for stocks in Japan and other parts of Asia was generally stronger than stock reversals in European markets. Because the outlook for Asian equities had been so uncertain, the Galaxy International Equity Fund was underweighted in those securities versus its market benchmark in the first part of the reporting period. With exceptional performance by individual issues in Japan and elsewhere and a higher weighting in Japan later in the period, the Fund performed well against its benchmarks for the fiscal year.

      During the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 29.71%. Over the same time, Retail A Shares of the Fund earned 29.04%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 28.41% before deducting the maximum 5.00% contingent deferred sales charge. The Fund's A Prime Shares earned a total return of 29.73% before deducting the maximum 5.50% front-end sales charge, and B Prime Shares earned a total return of 28.74% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.) Those total returns compare with 25.53% for the average international fund tracked by Lipper, and 23.37% for the EAFE Index.

Japanese Stocks Help Lift Returns

      In the final months of 1998 and the first months of 1999, the Fund enjoyed strong performance by shares of Japanese telecommunications and financial companies. Many European stocks also performed well, especially shares of telecommunications firms and companies involved in mergers.

      During this time, we added selectively to investments in Japan, seeking to improve the earnings quality of shares that we owned. We gave particular attention to consumer-finance companies and firms that can benefit from corporate restructuring. In Europe, we reduced shares in French companies that were particularly sensitive to a weak global economy.

      The Fund's increased weighting in Japan, along with modest additions in the emerging markets of Asia, enhanced performance in the second quarter of 1999. The shift in assets to Asia, reduced investments in Europe somewhat. Strong stock selection in Asia and Europe further enhanced the Fund's total returns during this time.


                                       17
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Portfolio Reviews

      By the final months of 1999, the Fund was slightly overweighted in Japanese stocks, which rallied strongly. Outstanding performance by many individual Japanese issues made further positive contributions to performance. As in previous months, we focused on opportunities in stocks that could benefit most over time from the expansion of economies abroad.

Favorable Growth Prospects

      The recent improvement in economies overseas seem to have taken many corporate purchasing managers by surprise, leading to an inadvertent depletion in business inventories. Efforts by managers to rebuild those inventories, which may be boosted by Y2K concerns, could spur further growth in months to come. Growth may then slow, however, with a return to more normal inventory levels, higher interest rates and actual Y2K disruptions.

      Near term, the Fund should benefit from careful stock selection. Given our favorable outlook for long-term growth, we plan to continue seeking opportunities in stocks from economically sensitive sectors. We are particularly optimistic about opportunities in Europe, where positive economic fundamentals are not yet reflected in stock valuations. Japanese stocks could also continue to perform well, if recent economic trends and corporate restructuring continue.


Galaxy International Equity Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Repurchase Agreement & Net Other Assets and Liabilities      4%
     Australia & New Zealand                                      3%
     United Kingdom                                              16%
     Europe                                                      41%
     Far East                                                    32%
     Canada                                                       4%


Galaxy International Equity Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                       12/30/91     10/31/99
                                                       --------     --------
EAFE Index                                             $10,000       $20,349
Galaxy International Equity Fund - Retail A Shares     $ 9,625       $23,949
Galaxy International Equity Fund - Retail B Shares     $10,000       $12,341
Galaxy International Equity Fund - Trust Shares        $10,000       $25,623
Galaxy International Equity Fund - A Prime Shares      $ 9,450       $12,260
Galaxy International Equity Fund - B Prime Shares      $10,000       $12,374

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B, A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The EAFE Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.


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[PHOTO]

Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1993. He has managed small company portfolios since 1981.

GALAXY SMALL CAP VALUE FUND

By  Peter Larson
Portfolio Manager

      In a year of changing economic expectations, stocks of smaller firms sometimes outperformed stocks of larger companies. For the most part, however, economic uncertainty caused small-cap stocks to lag. This was particularly true of value-oriented issues, where the Galaxy Small Cap Value Fund concentrates its investments. By making the most of individual investment opportunities that arose from short-term market fluctuations, we helped the Fund make the most of this tumultuous period and earn total returns that were competitive with its peers.

      During the 12 months ended October 31, 1999, the Fund's Trust Shares earned a total return of 6.02%. Over the same time, Retail A Shares of the Fund earned 5.68%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 4.80% before deducting the maximum 5.00% contingent deferred sales charge. The Fund's A Prime Shares earned a total return of 5.80% before deducting the maximum 5.50% front-end sales charge, and B Prime Shares earned a total return of 4.96% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

      These total returns compare to 6.08% earned for the period by the average small-company value fund tracked by Lipper. The Russell 2000, which represents more growth-oriented shares, earned a total return of 14.87% during this time.

Small Cap Stocks Take Roller-Coaster Ride

      As the period began, small-cap stocks were rebounding from their market correction in the third quarter of 1998. The Fund enjoyed strong returns from its technology, basic materials, and capital goods stocks that, along with gains from positions involved in mergers, helped offset a disappointing performance by energy stocks. As oil prices rose in the first months of 1999, energy stocks rallied strongly. Gains from companies involved with mergers continued to add to performance. As prices for small-cap stocks retreated at this time, we increased shares of many existing positions. We placed special emphasis on additions to the technology sector, which we felt had been greatly oversold.

      As the small-cap sector rebounded again in the second quarter of 1999, the Fund benefited from our continued focus on companies with sound fundamentals. Of further help were increased holdings in the energy sector and strong performance by other cyclical issues. Besides increasing investments in natural gas firms and information technology companies during this time, we introduced stocks of temporary-help agencies available at particularly attractive prices.

      Although prices for small-cap issues as a whole retreated in the final months of the reporting

--------------------------------------------------------------------------------
Portfolio Reviews

period, small-cap growth stocks significantly outperformed their value-oriented counterparts. This was due largely to the continued dominance of the sector by growth-oriented technology stocks. The Fund benefited during this time from strong performance by its technology holdings and, in July and August, from its energy positions. As profit-taking caused energy stocks to retreat in September and October, we increased the Fund's position in the sector, believing that positive changes in the balance of energy supply and demand give the sector a strong potential for long-term growth. As market fluctuations made their prices more attractive, we also added shares of information technology firms.

Many Good Values Available

      Our long-term outlook for small-cap stocks remains positive, given their attractive valuations relative to the market. The near-term outlook, particularly for value-oriented shares is less certain. As the reporting period came to a close, investors were focused on momentum plays in the technology group, especially Internet stocks. Once those stocks come under pressure, a fallout that could be quite severe given the extraordinarily high valuations of those issues, investors' attention may turn to more traditional ways of evaluating stocks. In this scenario, small-cap value stocks would very well be poised for a sustainable rebound in price.


Galaxy Small Cap Value Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Corporate Bond, Repurchase Agreement &
          Net Other Assets and Liabilities              9%
     Other Common Stocks                               13%
     Consumer Cyclical                                 12%
     Finance                                           13%
     Consumer Staples                                  18%
     Technology                                        16%
     Capital Goods and Construction                    11%
     Energy                                             8%


Galaxy Small Cap Value Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                      12/14/92      10/31/99
                                                      --------      --------
Russell 2000                                          $10,000       $22,152
Galaxy Small Cap Value Fund - Retail A Shares         $ 9,625       $22,026
Galaxy Small Cap Value Fund - Retail B Shares         $10,000       $10,004
Galaxy Small Cap Value Fund - Trust Shares            $10,000       $23,325
Galaxy Small Cap Value Fund - A Prime Shares          $ 9,450       $ 9,998
Galaxy Small Cap Value Fund - B Prime Shares          $10,000       $10,018

* Since inception on 12/14/92 for Trust Shares. Since inception on 2/12/93 for Retail A Shares. Since inception on 11/1/98 for Retail B, A Prime and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1999. The Russell 2000 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

--------------------------------------------------------------------------------
Portfolio Reviews

[PHOTO]

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December of 1991. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1976.

GALAXY SMALL COMPANY EQUITY FUND

By Steven Barbaro
Portfolio Manager

      For the 12 months ended October 31, 1999, Trust Shares of the Galaxy Small Company Equity Fund had a total return of 15.54%. For the same period, Retail A Shares of the Fund earned 14.89%, before deducting the maximum 3.75% sales charge, and Retail B Shares earned 14.34%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) For the same period, the Russell 2000 returned 14.87%.

      These represent strong returns by historical standards and reflect greater interest in the small-cap sector as economic conditions improved. However some groups of small-cap stocks found greater favor with investors than others. In the first half of the reporting period, small-cap stocks with greater capitalizations fared particularly well, along with Internet stocks and other shares with exceptionally high rates of earnings growth. While we gave added weight to these issues during that time, the Fund was underweighted in the group versus funds with similar investment objectives and so underperformed its peers.

      Good stock selection and heavy weightings in the better-performing technology and energy sectors helped the Fund's performance in the second half of the period. Because its total returns had lagged significantly early on, however, the Fund underperformed its peer group for the reporting period as a whole. During that time small-cap growth funds tracked by Lipper earned a total return of 45.86%.

A Focus on Fundamentals

      We began to increase the size of companies in the Fund during the third quarter of 1998, when a market correction had made small-cap growth shares more attractive. These purchases, along with strong performance by the semiconductor stocks that represented a large portion of the Fund's assets, increased the weighting in technology shares over this time.

      Gains by the Fund's technology holdings helped to boost performance in the first months of 1999, along with good returns from several positions involved in mergers. At this point we traded computer hardware, service, and software firms that had performed well for networking and semiconductor shares that we felt had better price potential.

      In the second quarter of 1999, as the small-cap sector gained more attention from investors, the Fund outperformed its market benchmarks. Of particular benefit was our emphasis on companies with sound fundamentals and an increased weighting in energy stocks helped by a rebound in the price of oil. The Fund was further assisted by its overweighting in other sectors that performed well,

Portfolio Reviews

such as the capital goods and communications groups. An underweighting in the then-disappointing Internet area also proved beneficial. During this period, we took profits in selected semiconductor positions and added stocks of firms that could benefit from an improving economy.

      In the final months of the period, small-cap growth stocks significantly outperformed their value-oriented counterparts. This was due largely to the continued market dominance by technology shares. Of added benefit was a lack of financial shares, which underperformed as interest rates rose. We continued to increase technology investments during this time, while reducing consumer shares that would be sensitive both to economic uncertainty and rising interest rates.

Growth Stocks Still Attractive

      With valuations that remain appealing versus those for large-cap shares, small-company stocks could rebound strongly if slower growth reduces interest rates. In the meantime, small-cap growth stocks should continue to outperform small-cap value stocks, as investors remain partial to technology issues and are uncertain about where the economy will head. With its emphasis on technology and energy positions, both of which can perform well if growth slows, we believe the Fund is well positioned for this environment. As before, we plan to focus on companies with visible earnings potential and take advantage of new investment opportunities that market fluctuations may bring.


Galaxy Small Company Equity Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was in a pie chart in the printed material.]

     Capital Goods and Construction                               6%
     Other Common Stocks & Net Other Assets and Liabilities      10%
     Consumer Staples                                            10%
     Energy                                                       6%
     Consumer Cyclical                                           14%
     Technology                                                  54%


Galaxy Small Company Equity Fund

Growth of $10,000 investment*

[The following information was in a mountain graph in the printed material.]

                                                       12/30/91     10/31/99
                                                       --------     --------
Russell 2000                                           $10,000       $52,243
Galaxy Small Company Equity Fund - Retail A Shares     $ 9,625       $31,988
Galaxy Small Company Equity Fund - Retail B Shares     $10,000       $10,332
Galaxy Small Company Equity Fund - Trust Shares        $10,000       $34,010

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) as if shares were redeemed on October 31, 1999. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

--------------------------------------------------------------------------------
Shareholder Services

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of invest ment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, A Prime and B Prime Share investors. Please consult your Fund Prospectus.

Shares of the Funds are distributed through Provident Distributors, Inc., member NASD and SIPC.

--------------------------------------------------------------------------------
Shareholder Information

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                               Vice President and
                               Assistant Treasurer

                                William Greilich
                                 Vice President

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR

                                    Provident
                               Distributors, Inc.
                           Four Falls Corporate Center
                                    6th Floor
                              West Conshohocken, PA
                                   19428-2961

                                  ADMINISTRATOR

                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                     AUDITOR

                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from the Funds' distributor by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, FleetBoston Corporation or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.


                                 [RECYCLE LOGO]

                   This report was printed on recycled paper.

--------------------------------------------------------------------------------
Asset Allocation Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 52.56%

                Technology - 12.12%

      100,000   America On Line, Inc.*......................  $     12,968,750
      180,000   Automatic Data Processing, Inc..............         8,673,750
      240,000   Cisco Systems, Inc.*........................        17,760,000
      150,000   Dell Computer Corp*.........................         6,018,750
      180,000   EMC Corp.*..................................        13,140,000
       90,000   Hewlett-Packard Co..........................         6,665,625
      140,000   Intel Corp..................................        10,841,250
      160,000   Lucent Technologies, Inc....................        10,280,000
       50,000   Microsoft Corp.*............................         4,628,125
                                                              ----------------
                                                                    90,976,250
                                                              ----------------

                Consumer Staples - 11.17%

      190,000   Becton Dickinson & Co.......................         4,821,250
      130,000   Bestfoods...................................         7,637,500
      230,000   Boston Scientific Corp.*....................         4,628,750
      250,000   Coca-Cola Enterprises, Inc..................         6,390,625
      250,000   Elan Corp. Plc, ADR*........................         6,437,500
      120,000   Forest Laboratories, Inc.*..................         5,505,000
       80,000   Genzyme Corp.*..............................         3,060,000
      110,000   Gillette Co.................................         3,980,625
      100,000   Lilly (Eli) & Co............................         6,887,500
      120,000   Merck & Co., Inc............................         9,547,500
      180,000   PepsiCo, Inc................................         6,243,750
      180,000   Pfizer, Inc.................................         7,110,000
       50,000   Procter & Gamble Co.........................         5,243,750
       80,000   Warner-Lambert Co...........................         6,385,000
                                                              ----------------
                                                                    83,878,750
                                                              ----------------

                Finance - 8.88%

      151,250   American International Group, Inc...........        15,569,297
       89,998   Associates First Capital Corp...............         3,284,927
       42,000   Bank One Corp...............................         1,577,625
       85,000   Chase Manhattan Corp........................         7,426,875
      260,000   Citigroup, Inc..............................        14,072,500
      130,000   Fannie Mae..................................         9,197,500
      120,000   Hartford Financial
                Services Group, Inc.........................         6,217,500
      100,000   Washington Mutual, Inc......................         3,593,750
      120,000   Wells Fargo & Co............................         5,745,000
                                                              ----------------
                                                                    66,684,974
                                                              ----------------

                Consumer Cyclical - 6.93%

      100,000   Black & Decker (The), Corp..................         4,300,000
      130,000   Comcast Corp.*..............................         5,476,250
      165,000   CVS Corp....................................         7,167,188
       80,000   Dayton Hudson Corp..........................         5,170,000
      220,000   Home Depot, Inc.............................        16,610,000
      200,000   McDonald's Corp.............................         8,250,000
      200,000   Walgreen Co.................................         5,037,500
                                                              ----------------
                                                                    52,010,938
                                                              ----------------

                Energy - 4.38%

      160,000   Anadarko Petrolum Co........................         4,930,000
       40,000   Chevron Corp................................         3,652,500
      200,000   Halliburton Co..............................         7,537,500
       80,000   Mobil Corp..................................         7,720,000
      150,000   Schlumberger, Ltd...........................         9,084,375
                                                              ----------------
                                                                    32,924,375
                                                              ----------------

                Capital Goods and Construction - 4.11%

       50,000   AlliedSignal, Inc...........................         2,846,875
      170,000   Boeing Co...................................         7,830,625
       90,000   General Electric Co.........................        12,200,625
      200,000   Tyco International, Ltd.....................         7,987,500
                                                              ----------------
                                                                    30,865,625
                                                              ----------------

                Utilities - 2.91%

      180,000   MCI WorldCom, Inc.*.........................        15,446,250
      125,000   SBC Communications, Inc.....................         6,367,187
                                                              ----------------
                                                                    21,813,437
                                                              ----------------

                Transportation - 1.74%

      100,000   AMR Corp.*..................................         6,350,000
      400,000   Southwest Airlines Co.......................         6,725,000
                                                              ----------------
                                                                    13,075,000
                                                              ----------------

                Basic Materials - 0.32%

      100,000   Sonoco Products Co..........................         2,400,000
                                                              ----------------
                Total Common Stocks.........................       394,629,349
                                                              ----------------
                (Cost $267,344,896)

    Par Value
  -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.19%

                U.S. Treasury Bonds - 8.47%

$   1,500,000   7.63%, 02/15/07.............................         1,547,310
    4,200,000   12.00%, 08/15/13............................         5,757,948
    6,450,000   7.50%, 11/15/16.............................         7,115,382
    6,220,000   8.88%, 08/15/17.............................         7,755,531
    2,500,000   8.88%, 02/15/19.............................         3,143,800
    1,000,000   8.13%, 08/15/19.............................         1,178,090
      750,000   8.50%, 02/15/20.............................           916,635
    6,000,000   8.75%, 05/15/20.............................         7,510,320
    6,200,000   7.88%, 02/15/21.............................         7,166,642
    5,900,000   8.13%, 08/15/21.............................         7,000,232
    3,250,000   7.63%, 11/15/22.............................         3,691,968
    2,850,000   7.13%, 02/15/23.............................         3,072,613
    3,500,000   6.13%, 11/15/27.............................         3,379,600
    2,775,000   5.25%, 11/15/28.............................         2,385,501
    2,245,000   5.25%, 02/15/29.............................         1,944,799
                                                              ----------------
                                                                    63,566,371
                                                              ----------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Allocation Fund

Portfolio of Investments (continued)
October 31, 1999

    Par Value                                                       Value
  -------------                                                   ---------

                U.S. Treasury Notes - 5.21%

$   2,000,000   4.50%, 01/31/01.............................  $      1,971,800
    3,000,000   5.63%, 02/28/01.............................         2,997,630
    5,000,000   5.63%, 05/15/01.............................         4,991,500
    1,500,000   6.25%, 10/31/01.............................         1,512,555
    1,000,000   6.25%, 08/31/02.............................         1,009,410
    2,555,000   5.88%, 09/30/02.............................         2,555,179
    4,445,000   5.75%, 08/15/03.............................         4,411,796
    1,800,000   4.25%, 11/15/03.............................         1,690,920
    7,160,000   6.00%, 08/15/04.............................         7,179,833
    1,500,000   7.00%, 07/15/06.............................         1,566,480
    5,175,000   6.50%, 10/15/06.............................         5,267,219
    1,085,000   6.13%, 08/15/07.............................         1,080,562
    2,870,000   6.00%, 08/15/09.............................         2,867,561
                                                              ----------------
                                                                    39,102,445
                                                              ----------------

                Government National
                Mortgage Association - 2.94%

      229,436   6.50%, 05/15/13, Pool # 473566..............           225,347
      193,212   6.50%, 06/15/13, Pool # 476470..............           189,769
      311,661   6.50%, 08/15/13, Pool # 486453..............           306,108
       83,245   6.50%, 11/15/13, Pool # 454228..............            81,736
      473,495   6.50%, 11/15/13, Pool # 454234..............           464,910
      196,542   6.50%, 11/15/13, Pool # 477529..............           193,040
    1,002,783   6.50%, 11/15/13, Pool # 483663..............           984,914
      249,086   6.50%. 11/15/13, Pool # 493623..............           244,570
    2,873,046   7.00%, 11/15/13, Pool # 780921..............         2,882,901
      389,041   9.00%, 12/15/17, Pool # 780201..............           410,435
      541,201   7.50%, 01/15/26, Pool # 417191..............           542,890
    2,486,853   6.50%, 12/15/28, Pool # 495775..............         2,376,487
      194,123   6.50%, 01/15/29, Pool # 482909..............           185,508
    2,425,432   6.00%, 03/15/29, Pool # 476986..............         2,251,092
      942,292   6.50%, 03/15/29, Pool # 464613..............           900,473
    1,056,881   6.50%, 04/15/29, Pool # 473682..............         1,011,127
      926,137   6.50%, 04/15/29, Pool # 483349..............           886,042
    1,789,867   6.50%, 04/15/29, Pool # 488234..............         1,710,433
      996,483   7.00%, 04/15/29, Pool # 498082..............           977,480
      997,445   7.00%, 05/15/29, Pool # 507929..............           978,423
    1,548,822   7.50%, 09/15/29, Pool # 466164..............         1,552,694
      999,133   7.50%, 09/15/29, Pool # 478707..............         1,001,631
      101,489   7.50%, 09/15/29, Pool # 510409..............           101,743
      632,814   7.50%, 09/15/29, Pool # 510424..............           634,396
      999,257   7.50%, 09/15/29, Pool # 511482..............         1,001,755
                                                              ----------------
                                                                    22,095,904
                                                              ----------------

                Federal National
                Mortgage Association - 2.19%

    1,000,000   6.74%, 09/19/01, MTN........................         1,009,690
    1,000,000   6.50%, 08/15/04.............................         1,002,480
    1,000,000   6.49%, 01/19/06, MTN........................           979,410
      625,394   6.00%, 01/01/09, Pool # 269929..............           608,383
    2,055,000   6.38%, 06/15/09.............................         2,006,564
      730,000   7.00%, 03/25/13.............................           728,403
      162,697   6.00%, 06/01/14, Pool # 484967..............           156,493
    1,799,658   6.00%, 06/01/14, Pool # 499193..............         1,731,037
      789,001   6.00%, 06/01/14, Pool # 500131..............           758,916
      963,453   7.00%, 08/01/14, Pool # 492806..............           961,941
      225,359   6.50%, 01/01/26, Pool # 303676..............           217,330
    6,170,000   8.00%, 09/01/29.............................         6,285,688
                                                              ----------------
                                                                    16,446,335
                                                              ----------------

                Federal Home Loan
                Mortgage Corporation - 1.99%

      730,000   5.00%, 11/16/99 (B).........................           728,424
    2,000,000   5.00%, 01/15/04.............................         1,895,860
    4,800,000   6.25%, 07/15/04.............................         4,764,000
    1,000,000   7.05%, 06/08/05.............................           989,460
    5,920,000   6.63%, 09/15/09.............................         5,890,400
      708,072   7.00%, 04/01/29, Gold,
                Pool # C00756...............................           695,680
                                                              ----------------
                                                                    14,963,824
                                                              ----------------

                Federal Home Loan Bank - 0.79%

    5,975,000   5.88%, 08/15/01.............................         5,947,873
                                                              ----------------

                Federal Farm Credit Bank - 0.60%

    4,500,000   5.88%, 07/02/01.............................         4,483,125
                                                              ----------------

                Total U.S. Government
                and Agency Obligations......................       166,605,877
                                                              ----------------
                (Cost $169,760,949)

CORPORATE NOTES AND BONDS - 13.97%

      200,000   American Telephone & Telegraph Corp.
                7.00%, 05/15/05.............................           199,000
    3,250,000   Associates Corp. of North America
                Senior Note
                6.63%, 05/15/01.............................         3,254,062
    1,000,000   Bank One Milwakee, MTN
                6.35%, 03/19/01.............................         1,000,000
    1,200,000   Becton Dickinson & Co.
                7.15%, 10/01/09.............................         1,192,986
      675,000   Becton Dickinson & Co., Debenture
                7.00%, 08/01/27.............................           631,125
    1,900,000   Becton Dickinson & Co., Senior Debenture
                6.70%, 08/01/28.............................         1,712,375
      200,000   Burlington Northern Santa Fe
                6.88%, 02/15/16.............................           185,750
    1,000,000   Caterpillar Financial Services Corp.
                Series F, MTN
                5.47%, 09/12/01.............................           980,000
    1,700,000   Caterpillar Financial
                Services Corp., MTN
                6.00%, 05/23/02.............................         1,672,375
    1,200,000   Citicorp, Senior MTN
                8.63%, 11/01/04.............................         1,200,000
    2,000,000   Coca-Cola Enterprises, Inc.
                6.38%, 08/01/01.............................         1,992,500
    1,000,000   Coca-Cola Enterprises, Inc.
                7.13%, 08/01/17.............................           965,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Allocation Fund

Portfolio of Investments (continued)
October 31, 1999

    Par Value                                                       Value
  -------------                                                   ---------

CORPORATE NOTES AND BONDS (continued)

$   2,300,000   Colgate-Palmolive Co.
                Series C, MTN
                5.27%, 12/01/03.............................  $      2,180,262
    1,400,000   Commercial Credit Co.
                6.50%, 08/01/04.............................         1,370,250
    3,500,000   Diageo Capital, Plc
                6.00%, 03/27/03.............................         3,399,550
    3,000,000   Diageo Capital, Plc
                6.13%, 08/15/05.............................         2,880,000
    1,000,000   Emerson Electric Co.
                5.85%, 03/15/09.............................           926,250
      250,000   Ford Motor Credit Co.
                6.25%, 11/08/00.............................           249,777
    1,000,000   Ford Motor Credit Co.
                Senior Note
                6.50%, 02/28/02.............................           996,250
    1,615,000   Ford Motor Credit Co.
                6.55%, 09/10/02.............................         1,602,887
    3,195,000   Ford Motor Credit Co.
                Senior Note
                5.75%, 02/23/04.............................         3,055,219
      405,000   Ford Motor Credit Co.
                6.70%, 07/16/04.............................           400,950
      800,000   G.E. Capital Corp., Series A, MTN
                6.33%, 09/17/01.............................           799,000
      385,000   G.E. Capital Corp., Series A, MTN
                6.81%, 11/03/03.............................           386,463
    4,000,000   General Motors Acceptance Corp.
                6.88%, 07/15/01.............................         4,020,000
    1,000,000   General Motors Acceptance Corp.
                7.00%, 09/15/02.............................         1,006,250
      250,000   GTE Corp.
                6.46%, 04/15/08.............................           239,687
    1,000,000   GTE North, Inc., Series H
                5.65%, 11/15/08.............................           902,500
    1,200,000   Goldman Sachs Group, Inc.
                6.65%, 05/15/09.............................         1,143,000
    3,000,000   Heinz (H.J.) Co., Euro Bond
                5.75%, 02/03/03.............................         2,908,800
      750,000   Heinz (H.J.) Co.
                6.88%, 01/15/03.............................           756,562
      500,000   Hershey Foods Corp.
                6.70%, 10/01/05.............................           501,250
    2,300,000   Hershey Foods Corp.
                7.20%, 08/15/27.............................         2,254,000
    1,000,000   Hertz Corp., Senior Note
                7.00%, 04/15/01.............................         1,005,000
      750,000   Illinois Tool Works
                5.75%, 03/01/09.............................           688,125
    1,000,000   International Business
                Machines Corp.
                7.50%, 06/15/13.............................         1,045,000
    2,000,000   International Business
                Machines Corp.
                6.22%, 08/01/27.............................         1,962,500
    2,000,000   International Business
                Machines Credit Corp., MTN
                6.64%, 10/29/01.............................         2,007,500
      500,000   International Paper Co.
                7.00%, 06/01/01.............................           500,625
    1,500,000   Lockheed Martin Corp.
                6.85%, 05/15/01.............................         1,492,500
      500,000   May Department Stores Co.
                6.88%, 11/01/05.............................           495,625
    2,025,000   McDonald's Corp., Senior MTN
                5.95%, 01/15/08.............................         1,916,156
      500,000   McDonald's Corp.
                8.88%, 04/01/11.............................           573,125
    3,550,000   MCI WorldCom, Inc.
                6.13%, 04/15/02.............................         3,492,312
      500,000   Mead Corp.
                6.84%, 03/01/37.............................           500,000
      290,000   Merck & Co.
                6.40%, 03/01/28.............................           264,262
    2,500,000   Minnesota Mining & Manufacturing
                6.38%, 02/15/28.............................         2,215,625
    1,000,000   National City Bank of Kentucky
                6.30%, 02/15/11.............................           911,250
    1,000,000   National Rural Utilities
                Cooperative Finance Corp.
                6.38%, 10/15/04.............................           978,750
    2,500,000   National Rural Utilities
                Cooperative Finance Corp.
                6.13%, 05/15/05.............................         2,387,500
    1,025,000   National Rural Utilities
                Cooperative Finance Corp.
                5.75%, 11/01/08.............................           936,594
    1,400,000   National Rural Utilities
                Cooperative Finance Corp.
                Collateral Trust
                5.50%, 01/15/05.............................         1,303,750
    1,000,000   NationsBank Corp.
                7.00%, 09/15/01.............................         1,007,500
      500,000   Northern Telecom, Ltd.
                6.00%, 09/01/03.............................           486,250
    1,620,000   PepsiCo, Inc., MTN
                5.75%, 01/15/08.............................         1,500,525
    1,590,000   Pitney Bowes Credit Corp.
                6.63%, 06/01/02.............................         1,599,938
      380,000   Pitney Bowes, Inc.
                5.95%, 02/01/05.............................           366,225
    1,800,000   Potomac Electric Power Co.
                6.50%, 09/15/05.............................         1,743,750
    2,000,000   Potomac Electric Power Co.
                6.25%, 10/15/07.............................         1,932,500
      325,000   Rite Aid Corp.
                6.70%, 12/15/01.............................           264,875
    1,000,000   Service Corp. International
                7.38%, 04/15/04.............................           861,250
    3,500,000   Sherwin-Williams Co.
                6.50%, 02/01/02.............................         3,495,625
    1,900,000   Sherwin-Williams Co.
                6.85%, 02/01/07.............................         1,866,750
    1,000,000   Southwest Airlines Co.
                8.75%, 10/15/03.............................         1,066,250
    1,500,000   Sprint Capital Corp.
                5.88%, 05/01/04.............................         1,441,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Allocation Fund

Portfolio of Investments (continued)
October 31, 1999

    Par Value                                                       Value
  -------------                                                   ---------

CORPORATE NOTES AND BONDS (continued)

$   1,000,000   Suntrust Bank of Atlanta, MTN
                7.25%, 09/15/06.............................  $      1,002,500
      300,000   Suntrust Bank of Central Florida, MTN
                6.90%, 07/01/07.............................           296,625
    1,000,000   Sysco Corp.
                7.25%, 04/15/07.............................         1,017,500
    1,250,000   Sysco Corp.
                6.50%, 08/01/28.............................         1,118,750
    3,250,000   Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05.............................         3,270,313
    1,000,000   Texaco Capital, Inc.
                8.50%, 02/15/03.............................         1,055,000
      500,000   Texas Utilities Electric Co.
                7.38%, 11/01/99.............................           500,000
    2,000,000   United Telecommunications, Inc.
                9.50%, 04/01/03.............................         2,147,500
    2,000,000   Wachovia Bank, N.A.
                6.30%, 03/15/01.............................         1,995,000
    2,000,000   Wal-Mart Stores, Inc.
                6.75%, 05/15/02.............................         2,012,500
      575,000   Wal-Mart Stores, Inc.
                6.88%, 08/10/09.............................           577,875
      600,000   Xerox Corp.
                8.13%, 04/15/02.............................           618,000
                                                              ----------------
                Total Corporate Notes and Bonds.............       104,885,155
                                                              ----------------
                (Cost $108,489,620)

ASSET-BACKED SECURITIES - 2.38%

    2,950,000   Chemical Master Credit Card
                Trust 1, Class A
                5.55%, 09/15/03.............................         2,919,556
    1,000,000   Citibank Credit Card Master Trust 1
                Series 1999-1, Class A
                5.50%, 02/15/06.............................           952,810
    4,500,000   Discover Card Master Trust 1
                Series 1999-1, Class A
                5.30%, 08/15/04.............................         4,367,790
    2,500,000   Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02.............................         2,498,425
       25,000   Green Tree Financial Corp.
                Series 1999-5, Class A-2
                6.77%, 04/01/31.............................            24,984
    1,975,000   MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06.............................         1,877,474
    2,500,000   MBNA Master Credit Card Trust
                Series 1999-I, Class A
                6.40%, 01/18/05.............................         2,490,625
      440,000   Premier Auto Trust
                Series 1999-2, Class A-4
                5.59%, 02/09/04.............................           429,959
    1,400,000   Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04.............................         1,401,470
      365,625   Prudential Home Mortgage Securities
                Class 1996-7, Series A-1, CMO
                6.75%, 06/25/11.............................           364,711
      553,898   Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26.............................           542,906
                                                              ----------------
                Total Asset-Backed Securities...............        17,870,710
                                                              ----------------
                (Cost $18,049,220)

FOREIGN BONDS - 0.51%

    2,500,000   Quebec Province
                5.75%, 02/15/09 (C).........................         2,276,525
    1,570,000   Quebec Province
                7.50%, 09/15/29 (C).........................         1,575,888
                                                              ----------------
                Total Foreign Bonds.........................         3,852,413
                                                              ----------------
                (Cost $3,912,040)

      Shares
    ----------

CONVERTIBLE PREFERRED STOCK (A) - 0.19%

       30,000   Loral Space and
                Communications, Ltd.,
                Series C, 6.00%.............................         1,438,125
                                                              ----------------
                Total Convertible Preferred Stock...........         1,438,125
                                                              ----------------
                (Cost $1,627,725)

    Par Value
  -------------

COMMERCIAL PAPER (B) - 7.96%

$  29,764,000   BP Amoco Capital
                5.35%, 11/01/99.............................        29,764,000
   30,000,000   Koch Industries, Inc.
                5.35%, 11/01/99.............................        30,000,000
                                                              ----------------
                Total Commercial Paper......................        59,764,000
                                                              ----------------
                (Cost $59,764,000)

Total Investments - 99.76%..................................       749,045,629
                                                              ----------------
(Cost $628,948,450)

Net Other Assets and Liabilities - 0.24%....................         1,838,765
                                                              ----------------
Net Assets - 100.00%........................................  $    750,884,394
                                                              ================

----------
*     Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, this security amounted to $1,438,125, or 0.19% of net assets.
(B)   Discount yield at time of purchase.
(C)   U.S. Dollar Denominated
ADR   American Depositary Receipt
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Income Fund

Portfolio of Investments
October 31, 1999


      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 87.95%

                Consumer Staples - 21.88%

      310,000   Becton Dickinson & Co.......................  $      7,866,250
      175,000   Bestfoods...................................        10,281,250
      135,000   Gillette Co.................................         4,885,312
       95,000   Lilly (Eli) & Co............................         6,543,125
      200,000   McDonald's Corp.............................         8,250,000
       90,000   Merck & Co., Inc............................         7,160,625
      255,000   PepsiCo, Inc................................         8,845,313
      170,000   Pfizer, Inc.................................         6,715,000
       60,000   Procter & Gamble Co.........................         6,292,500
       85,000   Warner-Lambert Co...........................         6,784,063
                                                              ----------------
                                                                    73,623,438
                                                              ----------------

                Finance - 18.47%

      195,000   Associates First Capital Corp., Class A.....         7,117,500
      162,000   Bank One Corp...............................         6,085,125
      110,000   Fannie Mae..................................         7,782,500
      150,000   First Union Corp............................         6,403,125
      295,000   Hartford Financial Services Group, Inc......        15,284,687
      120,000   Highwoods Properties, Inc., REIT............         2,902,500
       80,000   Spieker Properties, Inc., REIT..............         2,795,000
      195,000   Washington Mutual, Inc......................         7,007,813
      141,000   Wells Fargo & Co............................         6,750,375
                                                              ----------------
                                                                    62,128,625
                                                              ----------------

                Energy - 10.92%

      108,000   Consolidated Natural Gas Co.................         6,912,000
       84,000   Exxon Corp..................................         6,221,250
      136,000   Halliburton Co..............................         5,125,500
       65,000   Mobil Corp..................................         6,272,500
       93,000   Schlumberger Ltd............................         5,632,313
      107,000   Texaco, Inc.................................         6,567,125
                                                              ----------------
                                                                    36,730,688
                                                              ----------------

                Utilities - 10.22%

      215,000   American Telephone &
                Telegraph Corp..............................        10,051,250
      190,000   SBC Communications, Inc.....................         9,678,125
      185,000   Texas Utilities Co..........................         7,168,750
      275,000   Washington Gas Light Co.....................         7,476,563
                                                              ----------------
                                                                    34,374,688
                                                              ----------------

                Technology - 10.14%

      215,000   Automatic Data Processing, Inc..............        10,360,312
       40,000   Cisco Systems, Inc. *.......................         2,960,000
       85,000   Hewlett-Packard Co..........................         6,295,312
      115,000   Intel Corp..................................         8,905,312
      200,000   Xerox Corp..................................         5,600,000
                                                              ----------------
                                                                    34,120,936
                                                              ----------------

                Consumer Cyclical - 7.80%

      130,000   Dayton Hudson Corp..........................  $      8,401,250
      160,000   Ford Motor Co...............................         8,780,000
      360,000   Walgreen Co.................................         9,067,500
                                                              ----------------
                                                                    26,248,750
                                                              ----------------

                Capital Goods and Construction - 5.95%

      140,000   Boeing Co...................................         6,448,750
      100,000   General Electric Co.........................        13,556,250
                                                              ----------------
                                                                    20,005,000
                                                              ----------------

                Basic Materials - 2.57%

      145,000   Weyerhauser Co..............................         8,654,688
                                                              ----------------
                Total Common Stocks.........................       295,886,813
                                                              ----------------
                (Cost $243,220,120)

    Par Value
  -------------

U.S. GOVERNMENT OBLIGATIONS - 1.15%

                U.S. Treasury Note - 0.59%

$   2,000,000   5.50%, 04/15/00.............................         2,000,940
                                                              ----------------

                U.S. Treasury Bond - 0.56%

    1,700,000   7.50%, 11/15/16.............................         1,875,372
                                                              ----------------
                Total U.S. Government
                Obligations.................................         3,876,312
                                                              ----------------
                (Cost $3,662,781)

REPURCHASE AGREEMENT - 10.89%

   36,620,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $36,635,869
                (Collateralized by U.S. Treasury Bond
                11.25%, Due 02/15/15;
                Total Par $25,370,000
                Market Value $37,357,325)
                Total Repurchase Agreement..................        36,620,000
                                                              ----------------
                (Cost $36,620,000)

Total Investments - 99.99%..................................       336,383,125
                                                              ----------------
(Cost $283,502,901)

Net Other Assets and Liabilities - 0.01%....................            49,330
                                                              ----------------

Net Assets - 100.00%........................................  $    336,432,455
                                                              ================

----------
REIT  Real Estate Investment Trust.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Growth and Income Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 91.65%

                Consumer Staples - 17.77%

      150,000   American Home Products Corp.................  $      7,837,500
      118,000   Anheuser-Busch Cos., Inc....................         8,473,875
      140,000   Bestfoods...................................         8,225,000
      430,600   Elan Corp. Plc, ADR*........................        11,087,950
      170,000   Forest Laboratories, Inc.*..................         7,798,750
      225,000   Genzyme Corp.*..............................         8,606,250
    1,200,000   HEALTHSOUTH Corp.*..........................         6,900,000
      162,000   International Flavors &
                Fragances, Inc..............................         6,196,500
       84,000   Johnson & Johnson...........................         8,799,000
      180,000   McDonald's Corp.............................         7,425,000
      126,000   Merck & Co., Inc............................        10,024,875
      190,000   PepsiCo, Inc................................         6,590,625
      130,000   Pharmacia & Upjohn, Inc.....................         7,011,875
      265,000   Rite Aid Corp...............................         2,318,750
                                                              ----------------
                                                                   107,295,950
                                                              ----------------

                Technology - 16.19%

      146,300   Avnet, Inc..................................         7,945,919
      173,000   Cisco Systems, Inc.*........................        12,802,000
      269,000   Compaq Computer Corp........................         5,111,000
       92,000   Computer Sciences Corp.*....................         6,319,250
      226,000   Electronic Data Systems Corp................        13,221,000
      270,000   Harris Corp.................................         6,058,125
      150,000   Hewlett-Packard Co..........................        11,109,375
      105,000   International Business
                Machines Corp...............................        10,329,375
      122,000   Motorola, Inc...............................        11,887,375
      145,000   Texas Instruments, Inc......................        13,013,750
                                                              ----------------
                                                                    97,797,169
                                                              ----------------

                Finance - 13.05%

      172,000   Bank of America Corp........................        11,072,500
      200,000   Bank One Corp...............................         7,512,500
       96,000   Chase Manhattan Corp........................         8,388,000
       96,000   Chubb Corp..................................         5,268,000
      198,000   Citigroup, Inc..............................        10,716,750
      170,000   Countrywide Credit Industries, Inc..........         5,769,375
      110,000   Hartford Financial
                Services Group, Inc.........................         5,699,375
      136,000   Lincoln National Corp.......................         6,273,000
       54,000   Morgan (J.P.) & Co., Inc....................         7,067,250
      230,000   Wells Fargo & Co............................        11,011,250
                                                              ----------------
                                                                    78,778,000
                                                              ----------------

                Consumer Cyclical - 9.85%

      215,000   Circuit City Stores.........................         9,177,812
      392,000   Cooper Tire & Rubber Co.....................         6,590,500
       90,000   Eastman Kodak Co............................         6,204,375
       98,000   Ford Motor Co...............................         5,377,750
      220,000   Lowe's Cos., Inc............................        12,100,000
      635,000   Office Depot, Inc.*.........................         7,897,813
      140,000   Penney (J.C.) Co., Inc......................         3,552,500
      385,000   Sherwin-Williams Co.........................         8,614,375
                                                              ----------------
                                                                    59,515,125
                                                              ----------------

                Energy - 9.79%

       90,000   Atlantic Richfield Co.......................         8,386,875
      200,000   Baker Hughes, Inc...........................         5,587,500
      172,032   BP Amoco, Plc, ADR..........................         9,934,848
      225,000   Halliburton Co..............................         8,479,687
      160,000   Kerr-McGee Corp.............................         8,600,000
       97,000   Mobil Corp..................................         9,360,500
      144,400   Schlumberger, Ltd...........................         8,745,225
                                                              ----------------
                                                                    59,094,635
                                                              ----------------

                Utilities - 8.96%

      159,000   American Telephone &
                Telegraph Corp..............................         7,433,250
      205,500   Century Telephone Enterprises, Inc..........         8,309,906
      199,000   Entergy Corp................................         5,957,563
      122,000   GTE Corp....................................         9,150,000
      170,000   MCI WorldCom, Inc.*.........................        14,588,125
      170,000   SBC Communications, Inc.....................         8,659,375
                                                              ----------------
                                                                    54,098,219
                                                              ----------------

                Capital Goods and Construction - 7.67%

      176,500   Boeing Co...................................         8,130,031
       64,000   General Electric Co.........................         8,676,000
       66,500   Honeywell, Inc..............................         7,011,594
      172,000   Hubbell, Inc., Class A......................         4,794,500
      272,632   Tyco International, Ltd.....................        10,888,240
      370,000   Waste Management, Inc.......................         6,798,750
                                                              ----------------
                                                                    46,299,115
                                                              ----------------

                Basic Materials - 5.82%

       38,100   Crown Cork & Seal, Inc......................           912,019
      190,000   Goodrich (B.F.) Co..........................         4,500,625
       90,000   Minnesota Mining &
                Manufacturing Co............................         8,555,625
      300,000   Pall Corp...................................         6,581,250
      190,000   Praxair, Inc................................         8,882,500
      200,000   Sigma Aldrich Corp..........................         5,700,000
                                                              ----------------
                                                                    35,132,019
                                                              ----------------

                Transportation - 2.55%

      101,500   British Airways Plc, ADR....................         5,265,313
      318,000   Burlington Northern Santa Fe Corp...........        10,136,250
                                                              ----------------
                                                                    15,401,563
                                                              ----------------
                Total Common Stocks.........................       553,411,795
                                                              ----------------
                (Cost $448,471,497)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Growth and Income Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

CONVERTIBLE PREFERRED STOCKS - 1.42%

      135,000   Crown Cork & Seal Co., Inc., 4.50%..........  $      2,978,437
       37,000   Loral Space and
                Communications, Ltd.,
                Series C, 6.00%.............................         1,773,688
       80,000   Loral Space and
                Communications, Ltd., 6.00% (A).............         3,835,000
                                                              ----------------
                Total Convertible Preferred Stocks..........         8,587,125
                                                              ----------------
                (Cost $12,414,478)

    Par Value
  -------------

REPURCHASE AGREEMENT - 7.14%

$  43,135,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $43,153,692
                (Collateralized by U.S. Treasury Bond
                10.63%, Due 08/15/15;
                Total Par $31,095,000
                Market Value $43,999,425)...................        43,135,000
                                                              ----------------
                Total Repurchase Agreement..................        43,135,000
                                                              ----------------
                (Cost $43,135,000)

Total Investments - 100.21%.................................       605,133,920
                                                              ----------------
(Cost $504,020,975)

Net Other Assets and Liabilities - (0.21)%..................        (1,271,845)
                                                              ----------------

Net Assets - 100.00%........................................  $    603,862,075
                                                              ================

----------
*     Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, this security amounted to $3,835,000 or 0.64% of net assets.
ADR   American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Strategic Equity Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 91.27%

                Consumer Staples - 18.93%

       22,300   Albertsons, Inc.............................  $        809,769
       40,000   Becton Dickinson & Co.......................         1,015,000
       78,000   Boston Scientific Corp.*....................         1,569,750
       50,000   ConAgra, Inc................................         1,303,125
      108,000   Elan Corp. Plc, ADR*........................         2,781,000
       21,000   Genzyme Corp.*..............................           803,250
      200,000   HEALTHSOUTH Corp.*..........................         1,150,000
       25,000   Kimberly Clark Corp.........................         1,578,125
       50,000   Manpower, Inc...............................         1,756,250
       12,000   Merck & Co., Inc............................           954,750
       25,000   Stryker Corp................................         1,543,750
                                                              ----------------
                                                                    15,264,769
                                                              ----------------

                Energy - 15.40%

       40,000   Anadarko Petroleum Corp.....................         1,232,500
       52,000   Baker Hughes, Inc...........................         1,452,750
       35,000   BJ Services Co.*............................         1,200,938
       30,000   Burlington Resources, Inc...................         1,046,250
       35,000   Coastal Corp................................         1,474,375
       40,000   Cooper Cameron Corp.*.......................         1,547,500
       24,000   Halliburton Co..............................           904,500
       50,000   Noble Affiliates, Inc.......................         1,265,625
       22,000   Schlumberger, Ltd...........................         1,332,375
       40,000   Sunoco, Inc.................................           965,000
                                                              ----------------
                                                                    12,421,813
                                                              ----------------

                Technology - 14.86%

       91,000   Cambridge Technology Partners, Inc.*........         1,006,688
       77,000   Diebold, Inc................................         2,021,250
       14,000   Hewlett-Packard Co..........................         1,036,875
       11,000   International Business Machines Corp........         1,082,125
       65,000   Loral Space and
                Communications, Ltd.*.......................           979,062
      100,000   Molex, Inc., Class A........................         3,300,000
       40,000   3Com Corp.*.................................         1,160,000
       50,000   Xerox Corp..................................         1,400,000
                                                              ----------------
                                                                    11,986,000
                                                              ----------------

                Finance - 13.27%

       41,000   Associates First Capital Corp., Class A.....         1,496,500
       40,000   Bank One Corp...............................         1,502,500
       34,000   Equity Office Properties REIT...............           752,250
       13,000   Equity Residential Properties REIT..........           543,562
       25,000   Hartford Financial
                Services Group, Inc.........................         1,295,313
       25,500   MBIA, Inc...................................         1,455,094
       15,000   Spieker Properties, Inc., REIT..............           524,062
       35,000   UnumProvident Corp..........................         1,152,813
       55,000   Washington Mutual, Inc......................         1,976,562
                                                              ----------------
                                                                    10,698,656
                                                              ----------------

                Consumer Cyclical - 13.05%

       60,000   ACNielsen Corp.*............................         1,320,000
       80,000   Cooper Tire & Rubber Co.....................         1,345,000
       26,000   Dana Corp...................................           768,625
       66,000   McKesson HBOC, Inc..........................         1,324,125
       35,000   Meredith Corp...............................         1,249,063
       35,000   Newell Rubbermaid, Inc......................         1,211,875
      160,000   Office Depot, Inc.*.........................         1,990,000
      150,000   Rite Aid Corp...............................         1,312,500
                                                              ----------------
                                                                    10,521,188
                                                              ----------------

                Capital Goods and Construction - 7.63%

       30,000   AES Corp.*..................................         1,693,125
       20,000   Emerson Electric Co.........................         1,201,250
       40,000   Hubbell, Inc., Class B......................         1,107,500
      116,900   Waste Management, Inc.......................         2,148,037
                                                              ----------------
                                                                     6,149,912
                                                              ----------------

                Basic Materials - 4.08%

       50,000   Crown Cork & Seal Co., Inc..................         1,196,875
       28,000   Eastman Chemical Co.........................         1,079,750
       23,000   Potash Corp. of Saskatchewan, Inc...........         1,016,312
                                                              ----------------
                                                                     3,292,937
                                                              ----------------

                Transportation - 2.60%

       35,000   Burlington Northern Santa Fe Corp...........         1,115,625
       40,000   Norfolk Southern Corp.......................           977,500
                                                              ----------------
                                                                     2,093,125
                                                              ----------------

                Utilities - 1.45%

       25,000   American Telephone & Telegraph Corp.........         1,168,750
                                                              ----------------
                Total Common Stocks.........................        73,597,150
                                                              ----------------
                (Cost $77,202,228)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Strategic Equity Fund

Portfolio of Investments (continued)
October 31, 1999

    Par Value                                                       Value
  -------------                                                   ---------

REPURCHASE AGREEMENT - 9.19%

$   7,414,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $7,417,213
                (Collateralized by U.S. Treasury Note
                6.50%, Due 10/15/06;
                Total Par $7,425,000
                Market Value $7,564,219)....................  $      7,414,000
                                                              ----------------
                Total Repurchase Agreement..................         7,414,000
                                                              ----------------
                (Cost $7,414,000)

Total Investments - 100.46%.................................        81,011,150
                                                              ----------------
(Cost $84,616,228)

Net Other Assets and Liabilities - (0.46)%..................          (371,864)
                                                              ----------------
Net Assets - 100.00%........................................  $     80,639,286
                                                              ================

----------
*     Non-income producing security.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

Equity Value Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 96.23%

                Consumer Cyclical - 22.96%

      250,000   Abercrombie & Fitch Co.*....................  $      6,812,500
      225,100   Brunswick Corp..............................         5,092,887
      363,100   Carnival Corp., Class A.....................        16,157,950
      220,625   Gap, Inc....................................         8,190,703
       41,600   General Motors Corp.........................         2,922,400
      600,000   Hasbro, Inc.................................        12,375,000
      452,000   Jones Apparel Group, Inc.*..................        14,294,500
      451,100   Kaufman & Broad Home Corp...................         9,050,194
      326,800   Lowe's Cos., Inc............................        17,974,000
      505,650   Office Depot, Inc.*.........................         6,289,022
      693,200   Shaw Industries, Inc........................        10,701,275
      522,900   TJX Cos., Inc...............................        14,183,663
      245,600   Tommy Hilfiger Corp.*.......................         6,938,200
                                                              ----------------
                                                                   130,982,294
                                                              ----------------

                Technology - 20.71%

      141,200   Altera Corp.*...............................         6,865,850
       65,100   Applied Materials, Inc.*....................         5,846,794
      338,000   Cadence Design Systems, Inc.*...............         5,133,375
       40,450   Cisco Systems, Inc.*........................         2,993,300
      134,100   Citrix Systems, Inc.*.......................         8,599,162
      489,121   Compaq Computer Corp........................         9,293,299
      233,300   Computer Associates
                International, Inc..........................        13,181,450
      126,000   EMC Corp.*..................................         9,198,000
      102,200   Intel Corp..................................         7,914,113
       38,100   International Business Machines Corp........         3,748,087
      135,100   Microsoft Corp.*............................        12,505,194
      166,800   Oracle Corp.*...............................         7,933,425
      271,100   Parametric Technology Corp.*................         5,167,844
      403,500   PeopleSoft, Inc.*...........................         6,052,500
      216,700   Tellabs, Inc.*..............................        13,706,275
                                                              ----------------
                                                                   118,138,668
                                                              ----------------

                Finance - 17.56%

       73,900   Bank of America Corp........................         4,757,313
      122,660   Bank One Corp...............................         4,607,416
      128,900   Bear Stearns Cos., Inc......................         5,494,362
      128,900   Chase Manhattan Corp........................        11,262,638
      134,875   Citigroup, Inc..............................         7,300,109
       91,500   Fannie Mae..................................         6,473,625
      131,500   Household International, Inc................         5,868,187
      203,500   Marsh & McLennan Cos., Inc..................        16,089,219
      158,600   MBIA, Inc...................................         9,050,113
      339,500   MBNA Corp...................................         9,378,687
      113,100   Merrill Lynch & Co., Inc....................         8,878,350
      224,950   SLM Holding Corp............................        11,008,491
                                                              ----------------
                                                                   100,168,510
                                                              ----------------

                Consumer Staples - 9.43%

      198,900   Albertson's, Inc............................  $      7,222,556
      422,000   Boston Scientific Corp.*....................         8,492,750
      352,800   Brinker International, Inc.*................         8,224,650
       72,300   Bristol-Myers Squibb Co.....................         5,553,544
      281,400   CVS Corp....................................        12,223,312
       70,000   Gannett Co., Inc............................         5,398,750
       40,000   Manor Care, Inc.............................           630,000
      104,500   Wellpoint Health Networks, Inc.*............         6,061,000
                                                              ----------------
                                                                    53,806,562
                                                              ----------------

                Energy - 8.67%

      308,100   Baker Hughes, Inc...........................         8,607,544
      282,400   Coastal Corp................................        11,896,100
      266,100   Diamond Offshore Drilling, Inc..............         8,448,675
       40,000   Enron Corp..................................         1,597,500
      114,900   Kerr-McGee Corp.............................         6,175,875
       54,000   Phillips Petroleum Co.......................         2,511,000
      350,000   USX-Marathon Group..........................        10,193,750
                                                              ----------------
                                                                    49,430,444
                                                              ----------------

                Utilities - 7.47%

      142,800   Bell Atlantic Corp..........................         9,273,075
      210,700   FPL Group, Inc..............................        10,600,844
       43,200   GTE Corp....................................         3,240,000
       94,000   Public Service Enterprise Group, Inc........         3,718,875
      151,100   SBC Communications, Inc.....................         7,696,656
      131,900   US WEST Communications Group................         8,054,144
                                                              ----------------
                                                                    42,583,594
                                                              ----------------

                Capital Goods and Construction - 4.75%

      105,100   Ingersoll-Rand Co...........................         5,491,475
       74,000   Owens-Corning...............................         1,517,000
      194,200   PACCAR, Inc.................................         9,151,675
      163,100   TRW, Inc....................................         6,992,913
       65,300   United Technologies Corp....................         3,950,650
                                                              ----------------
                                                                    27,103,713
                                                              ----------------

                Basic Materials - 3.77%

      405,800   Georgia-Pacific Group.......................        16,105,187
      102,300   International Paper Co......................         5,383,537
                                                              ----------------
                                                                    21,488,724
                                                              ----------------

                Transportation - 0.91%

       25,200   AMR Corp.*..................................         1,600,200
      178,200   Hunt (J.B.) Transport Services, Inc.........         2,294,325
       50,000   Northwest Airlines Corp.*...................         1,265,625
                                                              ----------------
                                                                     5,160,150
                                                              ----------------
                Total Common Stocks.........................       548,862,659
                                                              ----------------
                (Cost $462,740,700)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Value Fund

Portfolio of Investments (continued)
October 31, 1999

    Par Value                                                       Value
  -------------                                                   ---------

REPURCHASE AGREEMENT - 2.71%

$  15,451,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $15,457,695
                (Collateralized by U.S. Treasury Bond
                11.25%, Due 02/15/15;
                Total Par $10,705,000
                Market Value $15,763,113)...................  $     15,451,000
                                                              ----------------
                Total Repurchase Agreement..................        15,451,000
                                                              ----------------
                (Cost $15,451,000)

Total Investments - 98.94%..................................       564,313,659
                                                              ----------------
(Cost $478,191,700)

Net Other Assets and Liabilities - 1.06%....................         6,070,373
                                                              ----------------
Net Assets - 100.00%........................................  $    570,384,032
                                                              ================

----------
*     Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Growth Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 93.94%

                Technology - 29.41%

       25,500   America On Line, Inc.*......................  $      3,307,031
      550,000   American Tower Corp., Class A*..............        10,484,375
      200,000   Applied Materials, Inc.*....................        17,962,500
      625,000   Automatic Data Processing, Inc..............        30,117,187
      450,000   Cisco Systems, Inc.*........................        33,300,000
      300,000   EchoStar Communications Corp.
                Class A*....................................        18,562,500
      485,000   EMC Corp.*..................................        35,405,000
      137,700   Fairchild Semiconductor Corp.*..............         3,476,925
      200,000   Hewlett-Packard Co..........................        14,812,500
      250,000   Intel Corp..................................        19,359,375
      225,000   International Business
                Machines Corp...............................        22,134,375
      250,000   Lucent Technologies, Inc....................        16,062,500
      361,500   Maxim Integrated Products, Inc.*............        28,535,906
      320,000   Microsoft Corp.*............................        29,620,000
      190,400   Nokia Corp., Class A, ADR...................        22,003,100
      325,000   Nortel Networks Corp........................        20,129,688
      500,000   PeopleSoft, Inc.*...........................         7,500,000
      425,000   Tandy.......................................        26,748,438
      325,000   Tellabs, Inc.*..............................        20,556,250
      600,000   Teradyne, Inc.*.............................        23,100,000
      285,000   Texas Instruments, Inc......................        25,578,750
      400,000   Unisys Corp.*...............................         9,700,000
      500,000   Xerox Corp..................................        14,000,000
       30,000   Yahoo!, Inc.*...............................         5,371,875
                                                              ----------------
                                                                   457,828,275
                                                              ----------------

                Consumer Staples - 18.21%

      300,000   American Home Products Corp.................        15,675,000
      250,000   Baxter International, Inc...................        16,218,750
      312,500   Bristol-Myers Squibb Co.....................        24,003,906
      690,000   CVS Corp....................................        29,971,875
      750,000   Elan Corp. Plc, ADR*........................        19,312,500
      325,000   Forest Laboratories, Inc.*..................        14,909,375
      300,000   Guidant Corp................................        14,812,500
      175,000   Johnson & Johnson...........................        18,331,250
      300,000   Lilly (Eli) & Co............................        20,662,500
      400,000   McDonald's Corp.............................        16,500,000
      350,000   Merck & Co., Inc............................        27,846,875
      350,000   PepsiCo, Inc................................        12,140,625
      325,000   Pfizer, Inc.................................        12,837,500
      175,000   Procter & Gamble Co.........................        18,353,125
      275,000   Warner-Lambert Co...........................        21,948,437
                                                              ----------------
                                                                   283,524,218
                                                              ----------------

                Finance - 11.51%

      325,000   American International Group, Inc...........  $     33,454,688
      660,000   Associates First Capital Corp.
                Class A.....................................        24,090,000
      350,000   Chase Manhattan Corp........................        30,581,250
      650,000   Citigroup, Inc..............................        35,181,250
      500,000   Cornerstone Properties, Inc., REIT..........         7,281,250
      350,000   Fannie Mae..................................        24,762,500
      500,000   Wells Fargo & Co............................        23,937,500
                                                              ----------------
                                                                   179,288,438
                                                              ----------------

                Energy - 8.34%

      600,000   Anadarko Petroleum Corp.....................        18,487,500
      175,000   Atlantic Richfield Co.......................        16,307,812
      350,000   Cooper Cameron Corp.*.......................        13,540,625
      400,000   Halliburton Co..............................        15,075,000
      390,000   Mobil Corp..................................        37,635,000
      250,000   Schlumberger, Ltd...........................        15,140,625
      500,000   Transocean Offshore, Inc....................        13,593,750
                                                              ----------------
                                                                   129,780,312
                                                              ----------------

                Capital Goods and Construction - 8.29%

      138,000   AlliedSignal, Inc...........................         7,857,375
      400,000   General Electric Co.........................        54,225,000
      150,000   Honeywell, Inc..............................        15,815,625
      750,000   Tyco International, Ltd.....................        29,953,125
      350,000   United Technologies Corp....................        21,175,000
                                                              ----------------
                                                                   129,026,125
                                                              ----------------

                Consumer Cyclical - 6.51%

      400,000   Circuit City Stores.........................        17,075,000
      250,000   Dayton Hudson Corp..........................        16,156,250
      265,000   Ford Motor Co...............................        14,541,875
      125,000   Harley-Davidson, Inc........................         7,414,063
      360,000   Home Depot, Inc.............................        27,180,000
      700,000   TJX Cos., Inc...............................        18,987,500
                                                              ----------------
                                                                   101,354,688
                                                              ----------------

                Broadcasting - 5.64%

      321,678   AMFM, Inc.*.................................        22,517,460
      250,000   AT&T Corp., Liberty Media Group*............         9,921,875
      400,000   Comcast Corp., Class A......................        16,850,000
      500,000   Infinity Broadcasting Corp.. Class A*.......        17,281,250
      300,000   MediaOne Group, Inc.*.......................        21,318,750
                                                              ----------------
                                                                    87,889,335
                                                              ----------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Equity Growth Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Utilities - 4.18%

       60,000   AES Corp....................................  $      3,386,250
      350,000   MCI WorldCom, Inc.*.........................        30,034,375
      300,000   SBC Communications, Inc.....................        15,281,250
      270,000   U S West, Inc...............................        16,486,875
                                                              ----------------
                                                                    65,188,750
                                                              ----------------

                Basic Materials - 1.85%

      200,000   duPont (E.I.) deNemours & Co................        12,887,500
      400,000   Georgia-Pacific Group.......................        15,875,000
                                                              ----------------
                                                                    28,762,500
                                                              ----------------
                Total Common Stocks.........................     1,462,642,641
                                                              ----------------
                (Cost $882,159,089)

CONVERTIBLE PREFERRED STOCKS - 1.56%

      140,000   AES Trust I, Series A.......................        11,060,000
      275,000   Loral Space and
                Communications, Ltd.,
                Series C, 6.00% (A).........................        13,182,813
                                                              ----------------
                Total Convertible Preferred Stocks..........        24,242,813
                                                              ----------------
                (Cost $20,750,000)

    Par Value                                                       Value
  -------------                                                   ---------

REPURCHASE AGREEMENT - 5.66%

$  88,038,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $88,076,150
                (Collateralized by U.S. Treasury Bond
                11.25%, Due 02/15/15;
                Total Par $60,985,000
                Market Value $89,800,413)...................  $     88,038,000
                                                              ----------------
                Total Repurchase Agreement..................        88,038,000
                                                              ----------------
                (Cost $88,038,000)

Total Investments - 101.16%.................................     1,574,923,454
                                                              ----------------
(Cost $990,947,089)

Net Other Assets and Liabilities - (1.16)%..................      (18,027,922)
                                                              ----------------
Net Assets - 100.00%........................................  $  1,556,895,532
                                                              ================

----------
*     Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, this security amounted to $13,182,813, or 0.85% of net assets.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 95.76%

                Australia - 1.43%

      760,884   Australia & New Zealand.....................  $      5,022,284
    1,124,169   Coca-Cola Amatil, Ltd.......................         3,470,255
                                                              ----------------
                                                                     8,492,539
                                                              ----------------
                Canada - 3.91%

      222,800   BCE, Inc....................................        13,414,937
      158,200   Manulife Financial Corp.*...................         1,902,915
      159,100   Seagram Co., Ltd............................         7,887,424
                                                              ----------------
                                                                    23,205,276
                                                              ----------------

                France - 8.00%

       50,430   Carrefour SA................................         9,334,999
       43,223   Equant*.....................................         4,205,032
      249,913   Rhodia SA...................................         4,823,226
       79,490   Suez Lyonnaise..............................        12,833,158
       80,041   Valeo SA....................................         5,749,709
      139,029   Vivendi.....................................        10,535,424
                                                              ----------------
                                                                    47,481,548
                                                              ----------------

                Germany - 10.75%

      253,604   Bayerische Motoren Werke (BMW) AG...........         8,081,861
       20,760   Celanese AG*................................           327,515
      207,600   Hoechst AG..................................         9,137,670
      116,853   Mannesmann AG...............................        18,404,302
      263,592   Metallgesellschaft AG.......................         5,489,213
       19,895   SAP AG......................................         8,767,396
       93,070   Siemens AG..................................         8,354,604
       97,781   Veba AG.....................................         5,286,038
                                                              ----------------
                                                                    63,848,599
                                                              ----------------

                Greece - 0.46%

      128,360   Hellenic Telecommunications
                Organization SA (OTE).......................         2,719,232
                                                              ----------------

                Hong Kong - 1.31%

    1,496,000   China Telecom, Ltd.*........................         5,122,298
      262,000   Hutchison Whampoa, Ltd......................         2,630,556
                                                              ----------------
                                                                     7,752,854
                                                              ----------------

                Hungary - 0.36%

       46,270   Gedeon Richter, GDR.........................         2,111,263
                                                              ----------------

                Italy - 5.89%

    3,022,460   Banca Nazionale del Lavoro*.................        10,235,972
      141,700   Banca Popolare di Bergamo...................         3,047,725
    1,287,569   Unicredito Italiano SPA.....................         6,026,195
    1,026,881   Mediaset SPA................................        10,249,413
      630,504   Telecom Italia SPA*.........................         5,444,320
                                                              ----------------
                                                                    35,003,625
                                                              ----------------

                Japan - 29.74%

    1,283,000   Fuji Bank, Ltd..............................        17,595,569
      265,000   Fujitsu, Ltd................................         7,980,244
       80,000   Ito-Yokado Co., Ltd.........................         6,398,772
      226,000   KAO Corp....................................         6,892,491
      107,000   Murata Manufacturing Co., Ltd...............        13,750,839
      649,000   Nikko Securities............................         6,099,741
          592   Nippon Telegraph &
                Telephone Corp..............................         9,084,109
      252,000   Nomura Securities Co., Ltd..................         4,159,317
        1,356   NTT Mobile Communications...................        36,023,017
       64,000   Rohm Co., Ltd...............................        14,362,712
    1,566,000   Sakura Bank, Ltd............................        13,456,757
      403,000   The Sanwa Bank, Ltd.........................         5,994,562
        9,338   Shoskoh Fund & Co., Ltd.....................         5,713,670
      168,000   Takeda Chemical Industries..................         9,651,098
       44,100   Takefuji Corp...............................         5,709,696
       82,000   TDK Corp....................................         8,029,347
      125,000   Yamanouchi Pharmaceutical Co., Ltd..........         5,670,375
                                                              ----------------
                                                                   176,572,316
                                                              ----------------

                Netherlands - 9.23%

      123,870   Gucci Group.................................        10,002,503
      402,418   Koninklijke Ptt.............................        20,650,039
       71,105   Laurus NV...................................         1,581,697
      119,332   Royal Dutch Petroleum.......................         7,132,590
      196,098   Vendex International*.......................         5,723,330
      287,346   VNU NV......................................         9,716,252
                                                              ----------------
                                                                    54,806,411
                                                              ----------------

                New Zealand - 0.97%

    1,438,887   Telecom Corp. of New Zealand................         5,791,211
                                                              ----------------

                Philippines - 0.30%

      234,590   Metropolitan Bank & Trust Co................         1,755,040
                                                              ----------------

                South Korea - 0.63%

      106,700   Korea Telecom Corp., ADR*...................         3,761,175
                                                              ----------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Spain - 2.05%

       69,265   Banco Popular Espnol SA.....................  $      4,662,367
      457,884   Telefonica de Espana SA*....................         7,531,906
                                                              ----------------
                                                                    12,194,273
                                                              ----------------

                Sweden - 1.78%

      398,926   Hennes & Mauritz AB, Class B................        10,597,609
                                                              ----------------

                Switzerland - 2.80%

       18,092   Clariant AG.................................         7,918,737
        5,831   Novartis AG, Registered.....................         8,724,116
                                                              ----------------
                                                                    16,642,853
                                                              ----------------

                United Kingdom - 16.15%

      184,433   AstraZeneca Group, Plc......................         8,340,722
      616,723   B.A.T. Industries, Plc......................         4,084,245
    2,058,624   British Aerospace, Plc......................        12,026,333
      593,326   British Sky Broadcasting, Plc...............         6,371,703
      926,084   Diageo, Plc.................................         9,359,272
      398,541   Glaxo Wellcome, Plc.........................        11,762,399
      465,400   Imperial Chemical Industries, Plc...........         4,626,988
      460,085   Railtrack Group, Plc........................         9,314,625
    1,266,999   Reed International, Plc.....................         7,391,306
    1,322,829   Somerfield, Plc.............................         2,771,599
    4,262,925   Vodafone Group, Plc.........................        19,824,886
                                                              ----------------
                                                                    95,874,078
                                                              ----------------
                Total Common Stocks.........................       568,609,902
                                                              ----------------
                (Cost $420,431,536)

--------------------------------------------------------------------------------
                    INDUSTRY CONCENTRATION OF COMMON STOCKS
                          AS PERCENTAGE OF NET ASSETS:

Communication Services               24.59%
Consumer Staples                     23.31
Finance                              14.87
Basic Materials                      10.88
Technology                            7.30
Capital Goods                         5.83
Consumer Cyclicals                    3.29
Aerospace                             2.03
Transportation                        1.57
Energy                                1.20
Utilities                             0.89
                                     -----
                                     95.76%
                                     =====

    Par Value                                                       Value
  -------------                                                   ---------

REPURCHASE AGREEMENT - 4.84%

$  28,704,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $28,716,438
                (Collateralized by U.S. Treasury Note
                6.50%, Due 10/15/06;
                Total Par $28,740,000
                Market Value $29,278,875)...................  $     28,704,000
                                                              ----------------
                Total Repurchase Agreement..................        28,704,000
                                                              ----------------
                (Cost $28,704,000)

Total Investments - 100.60%.................................       597,313,902
                                                              ----------------
(Cost $449,135,536)

Net Other Assets and Liabilities - (0.60)%..................       (3,551,803)
                                                              ----------------
Net Assets - 100.00%........................................  $    593,762,099
                                                              ================

----------
*     Non-income producing security.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

                                                                Unrealized
   Currency    Contract To     Settlement       Contract       Appreciation
     Value       Receive          Dates         At Value      (Depreciation)
   --------    -----------     ----------       --------      --------------

     40,523       EMU           11/02/99     $     42,626      $       (69)
    282,487       GBP           11/02/99          464,212           (2,946)
    116,170       GBP           11/03/99          190,902             (708)
    190,389       GBP           11/04/99          312,868              817
    238,354       GBP           11/05/99          391,689           (1,168)
 27,763,200       HKD           11/02/99        3,573,578              221
281,353,541       JPY           11/01/99        2,698,746           (7,747)
                                             ------------      ------------
                                             $  7,674,621      $   (11,600)
                                             ============      ============

----------
EMU   Euro Monetary Unit
GBP   Great British Pounds
HKD   Hong Kong Dollars
JPY   Japanese Yen

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Value Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 91.07%

                Consumer Staples - 18.21%

       65,400   American Healthcorp, Inc.*..................  $        367,875
      102,250   Apple Orthodontix, Inc.*....................            76,687
      128,100   Applebee's International, Inc...............         3,690,881
       47,500   Barrett Business Services, Inc.*............           326,563
      222,666   Bindley Western Industries, Inc.............         2,797,242
       24,900   Bioanalytical Systems, Inc.*................            59,138
       74,400   Burns International Services Corp.*.........           748,650
       57,100   Capital Senior Living Corp.*................           292,637
       45,000   CBRL Group, Inc.............................           601,875
       70,600   CEC Entertainment, Inc.*....................         2,263,613
       63,100   Cooker Restaurant Corp......................           201,131
       18,240   Cordiant Communications
                Group, ADR..................................           264,480
       87,400   CTB International Corp.*....................           546,250
      130,200   Datascope Corp.*............................         4,687,200
      169,300   Friendly Ice Cream Corp.*...................           825,338
      162,000   Health Management Systems, Inc.*............           698,625
      225,826   ICN Pharmaceuticals, Inc....................         5,193,998
       65,000   Ingles Markets, Inc., Class A...............           840,937
      134,000   Invacare Corp...............................         2,797,250
       77,000   Korn/Ferry International*...................         1,713,250
       94,300   Lifecore Biomedical, Inc.*..................         1,178,750
      100,200   Marketing Specialists Corp.*................           275,550
       65,700   Michael Foods, Inc..........................         1,675,350
      139,875   Minntech Corp...............................         1,451,203
      194,133   Morrison Management
                Specialists, Inc............................         4,149,593
      403,100   Nextera Enterprises, Inc. Class A*..........         2,141,469
       98,000   Northland Cranberries, Inc., Class A........           545,125
       68,000   Noven Pharmaceuticals, Inc.*................           667,250
      142,505   O'Charley's, Inc.*..........................         2,182,108
      143,700   Paracelsus Healthcare Corp.*................            53,888
      108,500   Performance Food Group Co.*.................         2,943,062
      110,200   PSS World Medical, Inc.*....................           854,050
      204,225   Res-Care, Inc.*.............................         2,974,027
      130,921   Respironics, Inc.*..........................         1,104,646
      186,400   Romac Inernational, Inc.*...................         1,258,200
       49,100   Ruby Tuesday, Inc...........................           935,969
      158,500   Ryan's Family Steak Houses, Inc.*...........         1,659,297
      241,000   SOS Staffing Services, Inc.*................         1,220,063
        3,201   SUPERVALU, INC..............................            67,221
      386,800   Unilab Corp.*...............................         2,199,925
      169,100   Vlasic Foods International, Inc.*...........         1,299,956
      111,100   Westaff, Inc.*..............................           944,350
       34,000   Worthington Foods, Inc......................           805,375
                                                              ----------------
                                                                    61,580,047
                                                              ----------------

                Technology - 15.63%

       77,600   Acxiom Corp.*...............................         1,280,400
      133,000   Analogic Corp...............................         3,491,250
      107,200   Analysts International Corp.................         1,252,900
       50,000   Bell & Howell Co.*..........................         1,406,250
      196,000   Benchmark Electronics, Inc.*................         3,136,000
      120,700   Chyron Corp.*...............................            98,069
      165,000   Clare (C.P.) Corp.*.........................           876,563
      169,500   Coherent, Inc.*.............................         3,485,344
      323,200   Computer Task Group, Inc....................         4,080,400
      174,300   Condor Technology Solutions, Inc.*..........           305,025
       15,000   Hadco Corp..................................           551,250
      193,400   Hypercom Corp.*.............................         1,547,200
      263,000   Hyperion Solutions Corp.*...................         6,410,625
      228,200   Infinium Software, Inc.*....................           948,456
       73,800   Keithley Instruments, Inc...................         1,171,575
       56,400   K-Tron International, Inc...................           838,950
      108,200   Landmark Systems Corp.*.....................           946,750
      126,100   MapInfo Corp.*..............................         2,340,731
      119,500   Mentor Graphics Corp.*......................           963,469
      103,600   Metamor Worldwide, Inc.*....................         1,955,450
       70,700   Methode Electronics, Inc., Class A..........         1,131,200
      132,800   Metro Information Services, Inc.*...........         1,809,400
      149,200   MSC.Software Corp.*.........................           969,800
       57,500   Nashua Corp.*...............................           481,562
      117,900   PairGain Technology, Inc.*..................         1,444,275
       18,900   Pericom Semiconductor Corp.*................           304,763
      103,600   S3, Inc.*...................................         1,036,000
      173,600   Sybase, Inc.*...............................         2,343,600
       35,800   Tegal Corp.*................................            91,738
       67,900   Tekelec*....................................           861,481
      148,600   Teltrend, Inc.*.............................         2,693,375
      138,100   Vantive Corp.*..............................         1,605,412
       50,100   Viasoft, Inc.*..............................           236,409
       84,900   Wood's (T.B.), Inc..........................           758,794
                                                              ----------------
                                                                    52,854,466
                                                              ----------------

                Finance - 13.45%

       70,000   American Annuity Group, Inc.................         1,255,625
      103,600   Americredit Corp.*..........................         1,800,050
      113,120   Amerus Life Holdings, Inc., Class A.........         2,729,020
       50,400   Annuity & Life Re (Holdings), Ltd...........         1,184,400
       61,800   Brandywine Realty Trust, REIT...............         1,039,013
       55,150   Brown & Brown, Inc., Class A................         1,861,313
       16,000   Colorado Business Bankshares................           206,000
      111,800   Corporate Office
                Properties Trust, Inc., REIT................           810,550
       43,900   Equity One, Inc., REIT......................           452,719
       17,400   GBC Bancorp.................................           355,613
       37,560   Hanmi Bank*.................................           554,010
      318,500   HealthCare Financial
                Partners, Inc., REIT (A)*...................         6,370,000
      127,400   Healthcare Financial
                Partners, Inc., WTS, (A)*
                Expires 04/29/2001..........................                 0
       65,650   Healthcare Realty Trust, Inc., REIT.........         1,263,763
      167,383   Heller Financial, Inc.......................         3,975,346
       77,500   Innkeepers USA Trust, REIT..................           668,437
       50,000   IRT Property Co., REIT......................           421,875
       24,400   Kansas City Life Insurance Co...............           948,550
       45,000   LaSalle Re Holdings, Ltd....................           582,188
       79,900   Life Financial Corp.*.......................           359,550
      114,600   Matrix Bancorp, Inc.*.......................         1,389,525
       12,500   Medford Bancorp, Inc........................           221,875
       60,000   Ohio Casualty Corp..........................         1,001,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Value Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Finance (continued)

       42,000   Pacific Bank................................  $      1,134,000
       18,300   PICO Holdings, Inc.*........................           300,806
       28,200   Prime Group Realty Trust, REIT..............           405,375
       40,900   Reliance Bancorp, Inc.......................         1,650,059
      310,673   Republic Bancorp, Inc.......................         4,077,588
       90,000   Scottish Annuity & Life Holdings, Ltd.......           905,625
       97,500   Seacoast Financial Services Corp............         1,072,500
      110,000   Selective Insurance Group, Inc..............         2,055,625
       40,800   SL Green Realty Corp., REIT.................           742,050
      126,900   Superior Financial Corp.*...................         1,403,831
       39,700   Texas Regional Bancshares, Inc.
                Class A.....................................         1,109,119
       22,677   UMB Financial Corp..........................           921,253
       50,600   Willis Lease Finance Corp.*.................           249,838
                                                              ----------------
                                                                    45,478,341
                                                              ----------------

                Consumer Cyclical - 12.49%

      145,450   ADVO, Inc.*.................................         2,572,647
      194,100   American Homestar Corp.*....................           770,334
       57,900   ASI Solutions, Inc.*........................           166,462
       71,650   Bassett Furniture Industries, Inc...........         1,289,700
       61,300   Beazer Homes USA, Inc.*.....................         1,172,363
      159,800   Children's Comprehensive Services*..........         1,118,600
            1   Cintas Corp.................................                60
       78,100   CLARCOR, Inc................................         1,332,581
       86,700   Culp, Inc...................................           601,481
       33,000   Engle Homes, Inc............................           334,125
       42,314   Fresh Foods, Inc.*..........................           401,983
      138,100   Goody's Family Clothing, Inc.*..............         1,398,262
       57,100   Happy Kids, Inc.*...........................           606,687
       39,700   Houghton Mifflin Co.........................         1,682,288
      104,900   infoUSA, Inc.*..............................           580,228
      161,400   InterTAN, Inc.*.............................         3,631,500
      178,600   Iterim Services, Inc.*......................         2,935,737
      190,200   ITI Technologies, Inc.*.....................         5,159,175
       48,600   ITT Educational Services, Inc.*.............           959,850
      176,300   Jostens, Inc................................         3,724,338
       92,800   K2, Inc.....................................           742,400
      103,500   Kroll-O'Gara (The) Co.*.....................         1,643,062
       46,500   Newmark Homes Corp.*........................           261,563
       95,400   Protection One, Inc.........................           196,763
      164,900   R & B, Inc.*................................           762,663
       83,600   Rocky Shoes & Boots, Inc.*..................           585,200
       20,000   Toll Brothers, Inc.*........................           350,000
       84,100   Toro Co.....................................         3,017,088
      264,600   Unifirst Corp...............................         3,241,350
       29,700   Wackenhut Corp., Class A....................           558,731
      114,300   York Group, Inc.............................           428,625
                                                              ----------------
                                                                    42,225,846
                                                              ----------------

                Capital Goods and Construction - 10.81%

      149,000   ABC-NACO, Inc.*.............................         1,601,750
       80,050   Advanced Technical Products, Inc.*..........         1,100,687
       22,000   Atchison Casting Corp.......................           229,625
      133,900   Brown & Sharpe
                Manufacturing Co., Class A*.................           393,331
      139,300   Capital Environmental Resource, Inc.*.......           713,912
      127,550   Chicago Bridge & Iron Co. N.V...............         1,554,516
      102,500   Comptek Research, Inc.*.....................         1,050,625
       34,000   Cuno, Inc.*.................................           680,000
      142,900   Dayton Superior Corp.*......................         2,286,400
      107,800   Denison International Plc, ADR*.............           990,412
       51,400   Evans & Sutherland
                Computer Corp.*.............................           613,587
      154,075   Farr Co.*...................................         1,155,562
       73,700   Giga-Tronics, Inc.*.........................           202,675
       55,500   Global Industrial Technologies, Inc.*.......           679,875
      100,100   Kaman Corp..................................         1,101,100
       70,600   Key Technology, Inc.*.......................           555,975
       75,100   Ladish Co., Inc.*...........................           525,700
      104,000   Layne Christensen, Inc.*....................           851,500
       38,800   Lindberg Co.................................           349,200
      197,300   LSI Industries, Inc.........................         4,747,531
      171,700   NCI Building Systems, Inc.*.................         2,715,006
       90,900   Reliance Steel & Aluminum Co................         1,908,900
       52,600   Service Experts, Inc.*......................           315,600
      129,750   Shaw Group, Inc.*...........................         2,951,812
       53,600   SunSource, Inc..............................           257,950
      156,544   Terex Corp.*................................         4,138,632
       87,400   TransTechnology Corp........................           841,225
      117,600   Valmont Industries, Inc.....................         2,043,300
                                                              ----------------
                                                                    36,556,388
                                                              ----------------

                Energy - 8.09%

      108,700   Bellwether Exploration Co...................           655,597
       44,200   Berry Petroleum Co., Class A................           552,500
      125,100   Callon Petroleum Co.*.......................         1,602,844
      121,000   Cross Timbers Oil Co........................         1,346,125
       68,900   Devon Energy Corp...........................         2,678,488
       81,300   Evergreen Resources, Inc.*..................         1,758,112
      137,400   Houston Exploration Co.*....................         2,687,888
      134,700   Key Production Co., Inc.*...................         1,195,463
      145,100   Louis Dreyfus Natural Gas Corp.*............         2,902,000
       85,300   Marine Drilling Cos., Inc.*.................         1,380,794
       30,000   MarkWest Hydrocarbon, Inc.*.................           228,750
      171,020   Meridian Resource Corp.*....................           758,901
      112,200   Midcoast Energy Resources, Inc..............         2,047,650
       40,000   Nuevo Energy Co.*...........................           567,500
       58,500   Oceaneering International, Inc.*............           793,406
      133,200   Pennaco Energy, Inc.*.......................         1,473,525
       44,800   Pogo Producing Co...........................           898,800
       53,700   Pride International, Inc.*..................           738,375
      125,618   Range Resources.............................           471,067
       90,000   Triton Energy Ltd.*.........................         1,490,625
      102,000   Vintage Petroleum, Inc......................         1,109,250
                                                              ----------------
                                                                    27,337,660
                                                              ----------------

                Utilities - 4.11%

      100,550   Atmos Energy Corp...........................         2,281,228
       99,650   Cascade Natural Gas Corp....................         1,806,156
       78,800   CT Communications, Inc......................         3,792,250
       20,000   Middlesex Water Co., Inc....................           620,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Value Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Utilities (continued)

       44,500   New Jersey Resources Corp...................  $      1,810,594
       39,500   NUI Corp....................................           980,094
       34,500   South Jersey Industries, Inc................           897,000
       73,000   Southwest Gas Corp..........................         1,697,250
                                                              ----------------
                                                                    13,884,572
                                                              ----------------

                Basic Materials - 3.88%

       30,000   Centex Construction Products................         1,066,875
       73,700   Dexter Corp.................................         2,584,106
      123,500   Grief Brothers Corp., Class A...............         3,519,750
       47,400   JPS Packaging Co.*..........................           183,675
      116,300   Longview Fibre Co...........................         1,322,912
      119,600   MPW Industrial
                Services Group, Inc.*.......................           956,800
      177,900   Northwest Pipe Co.*.........................         2,401,650
       86,650   Peak International, Ltd.*...................           812,344
          400   Rogers Corp.*...............................            14,500
       10,900   Sybron Chemicals, Inc.*.....................           151,237
       50,100   Transmation, Inc............................           112,725
                                                              ----------------
                                                                    13,126,574
                                                              ----------------

                Transportation - 2.37%

      170,700   AirNet Systems, Inc.*.......................           960,187
      116,700   Budget Group, Inc., Class A*................           816,900
       38,875   Cannon Express, Inc.*.......................           102,047
       96,400   Gulfmark Offshore, Inc.*....................         1,494,200
       74,000   Midwest Express Holdings, Inc.*.............         2,169,125
      154,800   RailTex, Inc.*..............................         2,476,800
                                                              ----------------
                                                                     8,019,259
                                                              ----------------

                Communication Services - 2.03%

       75,700   Jones Intercable, Inc., Class A*............         4,135,113
       59,000   Young Broadcasting, Inc. Class A*...........         2,736,125
                                                              ----------------
                                                                     6,871,238
                                                              ----------------
                Total Common Stocks.........................       307,934,391
                                                              ----------------
                (Cost $334,461,787)

    Par Value                                                       Value
  -------------                                                   ---------

CORPORATE BOND - 0.09%

$     369,900   MSC.Software Corp.
                Convertible Subordinated Debenture
                7.88%, 08/18/04.............................  $        321,813
                                                              ----------------
                Total Corporate Bond........................           321,813
                                                              ----------------
                (Cost $369,900)

REPURCHASE AGREEMENT - 8.61%

   29,099,000   Repurchase Agreement with:
                Chase Manhattan Bank
                5.20%, 11/01/99, dated 10/29/99
                Repurchase Price $29,111,610
                (Collateralized by U.S. Treasury Bond
                9.25%, Due 02/15/16;
                Total Par $23,145,000
                Market Value $29,683,463)...................        29,099,000
                                                              ----------------
                Total Repurchase Agreement..................        29,099,000
                                                              ----------------
                (Cost $29,099,000)

Total Investments - 99.77%..................................       337,355,204
                                                              ----------------
(Cost $363,930,687)

Net Other Assets and Liabilities - 0.23%....................           783,875
                                                              ----------------
Net Assets - 100.00%........................................  $    338,139,079
                                                              ================

----------
*     Non-income producing security.
(A) Securities exempt from registration persuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $6,370,000 or 1.88% of net assets.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust
WTS   Warrants

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Equity Fund

Portfolio of Investments
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

COMMON STOCKS - 99.67%

                Technology - 53.80%

      117,100   Able Telecom Holding Corp.*.................  $      1,031,944
      123,600   Advanced Fibre Communication*...............         2,703,750
      115,200   Advanced Radio Telecom Corp.*...............         1,260,000
        5,300   Aether Systems, Inc.*.......................           368,681
      175,100   Amkor Technology, Inc.*.....................         3,534,831
       71,100   Ancor Communications, Inc.*.................         2,252,981
       17,400   AnswerThink Consulting Group, Inc.*.........           287,100
       19,000   Applied Mirco Circuits Corp.*...............         1,478,437
       62,600   Ardent Software, Inc.*......................         1,381,112
       11,600   Art Technology Group, Inc.*.................           626,400
       85,200   Artesyn Technologies, Inc.*.................         1,682,700
       87,500   Asyst Technologies, Inc.*...................         3,390,625
       97,800   BEA Systems, Inc.*..........................         4,462,125
       70,900   Best Software, Inc.*........................         1,422,431
       62,800   BindView Development Corp.*.................         1,884,000
       33,600   BISYS Group, Inc.*..........................         1,713,600
       84,600   Brio Technology, Inc.*......................         2,051,550
       58,000   Cambridge Technology Partners, Inc.*........           641,625
       75,100   Clarify, Inc.*..............................         5,801,475
       58,700   Cognex Corp.*...............................         1,757,331
       58,700   Complete Business Solutions, Inc.*..........           851,150
       57,200   Computer Network Technology Corp.*..........           918,775
       34,350   Concord Communications, Inc.*...............         1,784,053
      232,400   Condor Technology Solutions*................           406,700
       35,932   Cree Research, Inc.*........................         1,533,847
       11,300   Crossroads Systems, Inc.*...................           803,712
       51,900   Cybex Computer Products Corp.*..............         2,027,344
      138,000   Deltek Systems, Inc.*.......................         1,604,250
       56,800   Documentum, Inc.*...........................         1,611,700
        7,100   Efficient Networks, Inc.*...................           301,750
       62,100   Emulex Corp.*...............................         9,683,719
       87,000   Etec Systems, Inc.*.........................         3,322,312
       56,900   Exchange Applications, Inc.*................         1,550,525
       94,700   Forrester Research, Inc.*...................         4,510,087
       86,900   Galileo Technology, Ltd.*...................         1,987,838
       83,500   Genesys Telecommunications
                Laboratories, Inc.*.........................         4,101,937
       89,700   Gentex Corp.*...............................         1,541,719
       40,900   Great Plains Software, Inc.*................         2,269,950
       87,300   Helix Technology Corp.*.....................         3,519,281
      170,200   HTE, Inc.*..................................           351,037
      121,700   Hyperion Solutions Corp.*...................         2,966,438
       32,100   Ibis Technology Corp.*......................         1,464,563
       86,200   ICG Communications, Inc.*...................         1,411,525
      139,225   IMRglobal Corp.*............................         1,427,056
       56,800   Inso Corp.*.................................           766,800
       62,900   Interactive Pictures Corp...................         1,482,081
      168,850   International Telecommunications
                Data Systems, Inc.*.........................         1,677,947
       28,400   InterVU, Inc.*..............................         1,558,450
      173,800   IntraNet Solutions, Inc.*...................         2,987,188
       11,300   JNI Corp.*..................................           603,844
       70,600   Kopin Corp.*................................         2,965,200
       24,200   Legato Systems, Inc.*.......................         1,300,750
       86,000   LTX Corp.*..................................         1,359,875
       33,500   Mercury Interactive Corp.*..................         2,717,688
      178,550   META Group, Inc.*...........................         2,566,656
       96,000   Metro Information Services, Inc.*...........         1,308,000
       63,100   MMC Networks, Inc.*.........................         2,011,313
       85,300   National Instruments Corp.*.................         2,564,331
       87,000   Netegrity, Inc.*............................         2,349,000
       16,200   Optical Coating Laboratory, Inc.............         1,731,375
       57,300   PairGain Technologies, Inc.*................           701,925
      294,900   Per-Se Technologies, Inc.*..................           893,916
      155,300   Pervasive Software, Inc.*...................         1,514,175
       85,100   PRI Automation, Inc.*.......................         3,414,638
       41,650   Probusiness Services, Inc.*.................         1,046,456
      205,600   ProSoft I-Net Solutions, Inc.*..............           616,800
       14,300   Quest Software, Inc.*.......................         1,054,625
       72,600   QLogic Corp.*...............................         7,559,475
      114,900   RSA Security, Inc.*.........................         4,078,950
       56,800   Santa Cruz Operation (The), Inc.*...........           749,050
       45,000   ScanSource, Inc.*...........................         1,524,375
       21,500   SeaChange International, Inc.*..............           408,500
       71,245   SPSS, Inc.*.................................         1,264,599
       86,000   Sterling Software, Inc.*....................         1,886,625
      115,600   Tekelec*....................................         1,466,675
      127,400   Teletech Holdings*..........................         1,807,488
       34,200   Terayon Communication
                Systems, Inc.*..............................         1,496,250
      180,700   Tier Technologies, Inc.*....................         1,174,550
       97,300   Tollgrade Communications, Inc.*.............         2,201,413
       22,500   Transwitch Corp.*...........................         1,058,906
      312,500   TSI International Software, Ltd.*...........         7,500,000
       91,400   Veeco Instruments, Inc.*....................         3,101,888
       17,300   Vignette Corp.*.............................         2,733,400
       42,900   Visual Networks, Inc.*......................         1,785,713
       87,300   Whittman-Hart, Inc.*........................         3,355,594
      204,000   Zygo Corp.*.................................         3,378,750
                                                              ----------------
                                                                   179,409,200
                                                              ----------------

                Consumer Cyclical - 14.03%

      145,500   American Classic Voyages Co.*...............         3,637,500
      117,500   ASI Solutions, Inc.*........................           337,812
      186,100   Bally's Total Fitness Corp.*................         4,478,031
      282,300   Brass Eagle, Inc.*..........................         3,352,312
      117,100   Cash America International, Inc.............         1,105,131
      113,800   Charles River Associates, Inc.*.............         2,873,450
       60,300   Cheap Tickets, Inc.*........................           964,800
       33,800   Consolidated Graphics, Inc.*................           676,000
       44,925   Cost Plus, Inc.*............................         1,639,762
      222,200   Funco, Inc.*................................         4,055,150
      104,900   Hollywood Park, Inc.*.......................         1,816,081
       57,200   InterTAN, Inc.*.............................         1,287,000
       69,200   Kroll-O'Gara Co.*...........................         1,098,550
      109,700   Men's Warehouse (The), Inc.*................         2,406,544
      126,600   Metamor Worldwide, Inc.*....................         2,389,575

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Equity Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Consumer Cyclical (continued)

       99,100   Pacific Sunwear of California, Inc.*........  $      2,991,581
       76,800   Pegasus Systems, Inc.*......................         3,283,200
       78,300   Players International, Inc.*................           577,463
       84,070   Pre-Paid Legal Services, Inc.*..............         2,038,698
       47,900   Silverleaf Resorts, Inc.*...................           299,375
      159,900   Source Information Management Co.*..........         1,918,800
       74,700   Steiner Leisure, Ltd.*......................         1,414,631
       66,800   Student Advantage, Inc.*....................           964,425
      114,600   Travis Boats & Motors, Inc.*................         1,174,650
                                                              ----------------
                                                                    46,780,521
                                                              ----------------

                Consumer Staples - 10.08%

      116,200   ATS Medical, Inc.*..........................         1,074,850
       87,500   CEC Entertainment, Inc.*....................         2,805,469
       76,800   Education Management Corp.*.................           729,600
      114,600   FirstService Corp.*.........................         1,296,412
      118,400   Isis Pharmaceuticals, Inc.*.................         1,369,000
       49,525   King Pharmaceuticals, Inc.*.................         1,498,131
      126,750   Labor Ready, Inc.*..........................         1,291,266
       71,100   Modis Professional Services, Inc.*..........           795,431
      112,700   Natrol, Inc.*...............................         1,007,256
       65,000   Ocular Sciences, Inc.*......................         1,194,375
       76,412   On Assignment, Inc.*........................         2,196,845
      161,800   Orthodontic Center of America, Inc.*........         2,224,750
       72,100   Osteotech, Inc.*............................           941,806
       38,000   Patterson Dental Co.*.......................         1,712,375
       58,100   Province Healthcare Co.*....................           936,863
      126,350   Renal Care Group, Inc.*.....................         2,353,269
       89,300   Rexall Sundown, Inc.*.......................           943,231
      225,864   Romac International, Inc.*..................         1,524,582
       89,400   Sonic Corp.*................................         2,503,200
      100,600   Thoratec Laboratories Corp.*................           716,775
       43,500   USWeb Corp.*................................         1,685,625
       57,200   Varian Medical Systems, Inc.................         1,204,775
       47,500   Whole Foods Market, Inc.*...................         1,615,000
                                                              ----------------
                                                                    33,620,886
                                                              ----------------

                Energy - 6.59%

      141,700   Cabot Oil & Gas Corp........................         2,284,912
       55,700   Devon Energy Corp.*.........................         2,165,337
       60,500   Evergreen Resources, Inc.*..................         1,308,312
       87,400   Global Industries, Ltd.*....................           699,200
      149,167   Magin Energy, Inc.*.........................           293,975
      157,300   Marine Drilling Cos., Inc.*.................         2,546,294
       92,000   Newfield Exploration Co.*...................         2,708,250
      100,800   Noble Affiliates, Inc.......................         2,551,500
      164,300   Pennaco Energy, Inc.*.......................         1,817,569
        3,900   Prima Energy Corp.*.........................            85,313
      229,400   Santa Fe Energy Resources, Inc.*............         1,978,575
       35,700   Stone Energy Corp.*.........................         1,735,913
      172,400   Swift Energy Co.*...........................         1,788,650
                                                              ----------------
                                                                    21,963,800
                                                              ----------------

                Capital Goods and Construction - 5.82%

       94,100   AAR Corp....................................         1,570,294
       87,300   Aeroflex, Inc.*.............................           485,606
       20,800   Astec Industries, Inc.*.....................           487,500
       62,200   Aviation Sales Co.*.........................         1,080,725
       69,000   Casella Waste Systems, Inc.*................           927,187
      105,275   Cuno, Inc.*.................................         2,105,500
       43,200   HEICO Corp..................................           753,300
       44,100   HEICO Corp., Class A........................           669,769
      115,500   Hexcel Corp.*...............................           620,813
      116,500   Maverick Tube Corp.*........................         2,155,250
      145,500   Motivepower Industries, Inc.*...............         1,736,906
      248,800   Newpark Resources, Inc.*....................         1,601,650
      284,110   PCD, Inc.*..................................         1,669,146
       58,600   Presstek, Inc.*.............................           472,463
      119,100   Tower Automotive*...........................         1,942,819
       71,600   Wabash National Corp........................         1,136,650
                                                              ----------------
                                                                    19,415,578
                                                              ----------------

                Transportation - 3.20%

      103,900   Atlas Air, Inc.*............................         2,805,300
      175,425   Dynamex, Inc.*..............................           175,425
       70,800   Eagle USA Airfreight, Inc.*.................         2,088,600
       54,900   Expeditors International of
                Washington, Inc.............................         2,051,887
       71,500   Tidewater, Inc..............................         2,145,000
      203,500   Trico Marine Services, Inc.*................         1,411,781
                                                              ----------------
                                                                    10,677,993
                                                              ----------------

                Basic Materials - 1.91%

      123,600   Millipore Corp..............................         3,939,750
       95,200   NS Group, Inc.*.............................           963,900
       58,300   RTI International Metals, Inc.*.............           422,675
      173,700   Titanium Metal Corp.*.......................         1,042,200
                                                              ----------------
                                                                     6,368,525
                                                              ----------------

                Utilities - 1.86%

      120,500   Davel Communication Corp....................           534,719
       57,300   Intermedia Communications, Inc.*............         1,489,800
       25,700   Powertel, Inc.*.............................         1,513,088
       68,500   WinStar Communications, Inc.*...............         2,658,656
                                                              ----------------
                                                                     6,196,263
                                                              ----------------

                Communication Services - 1.71%

       31,100   Hispanic Broadcasting Corp.*................         2,519,100
       42,900   IXnet, Inc.*................................           608,644
       11,300   Radio Unica Corp.*..........................           323,463
       62,400   SportsLine USA, Inc.*.......................         2,242,500
                                                              ----------------
                                                                     5,693,707
                                                              ----------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Equity Fund

Portfolio of Investments (continued)
October 31, 1999

      Shares                                                         Value
    ----------                                                     ---------

                Finance - 0.67%

       86,200   MFC Bancorp, Ltd.*..........................  $        700,375
       85,800   Riggs National Corp.........................         1,297,725
       88,840   Towne Services, Inc.*.......................           244,310
                                                              ----------------
                                                                     2,242,410
                                                              ----------------
                Total Common Stocks.........................       332,368,883
                                                              ----------------
                (Cost $284,727,645)

Total Investments - 99.67%..................................       332,368,883
                                                              ----------------
(Cost $284,727,645)

Net Other Assets and Liabilities - 0.33%....................         1,089,442
                                                              ----------------
Net Assets - 100.00%........................................  $    333,458,325
                                                              ================

----------
*     Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Assets and Liabilities
October 31, 1999

                                                                      Asset Allocation    Equity Income    Growth and Income
                                                                            Fund               Fund              Fund
                                                                      ----------------    -------------    -----------------
ASSETS:
     Investments (Note 2):
         Investments at cost ........................................   $628,948,450       $246,882,901       $460,885,975
         Repurchase agreement .......................................             --         36,620,000         43,135,000
         Net unrealized appreciation (depreciation) on investments ..    120,097,179         52,880,224        101,112,945
                                                                        ------------       ------------       ------------
         Total investments at value .................................    749,045,629        336,383,125        605,133,920
     Cash ...........................................................          3,145                447                345
     Receivable for investments sold ................................     12,820,671                 --          2,886,699
     Receivable for shares sold .....................................        678,348            191,175            250,664
     Interest and dividends receivable ..............................      4,764,568            601,588            480,135
     Tax reclaim receivable .........................................             --                 --                 --
     Deferred organizational expense (Note 2) .......................             --                 --                 --
                                                                        ------------       ------------       ------------
         Total Assets ...............................................    767,312,361        337,176,335        608,751,763
                                                                        ------------       ------------       ------------

LIABILITIES:
     Payable for open forward foreign currency contracts ............             --                 --                 --
     Payable for investments purchased ..............................     13,926,364                 --          3,065,371
     Payable to custodian ...........................................             --                 --                 --
     Payable for shares repurchased .................................      1,585,754            356,844          1,263,762
     Advisory fee payable (Note 3) ..................................        467,232            206,542            336,545
     Payable to Fleet affiliates (Note 3) ...........................        198,664             55,898             83,093
     Payable to Administrator (Note 3) ..............................        121,085             61,008             71,345
     Trustees' fees and expenses payable (Note 3) ...................         17,145              9,670             15,235
     Accrued expenses and other payables ............................        111,723             53,918             54,337
                                                                        ------------       ------------       ------------
         Total Liabilities ..........................................     16,427,967            743,880          4,889,688
                                                                        ------------       ------------       ------------
NET ASSETS ..........................................................   $750,884,394       $336,432,455       $603,862,075
                                                                        ============       ============       ============

                       See Notes to Financial Statements.

                                                                      Strategic Equity   Equity Value    Equity Growth
                                                                            Fund             Fund            Fund
                                                                      ----------------   ------------   --------------
ASSETS:
     Investments (Note 2):
         Investments at cost ........................................   $ 77,202,228     $462,740,700   $  902,909,089
         Repurchase agreement .......................................      7,414,000       15,451,000       88,038,000
         Net unrealized appreciation (depreciation) on investments ..     (3,605,078)      86,121,959      583,976,365
                                                                        ------------     ------------   --------------
         Total investments at value .................................     81,011,150      564,313,659    1,574,923,454
     Cash ...........................................................            314               --               15
     Receivable for investments sold ................................        599,280        8,948,057        4,350,479
     Receivable for shares sold .....................................         32,514          345,976        1,532,974
     Interest and dividends receivable ..............................         31,428          508,954        1,124,194
     Tax reclaim receivable .........................................             --               --               --
     Deferred organizational expense (Note 2) .......................         11,349               --               --
                                                                        ------------     ------------   --------------
         Total Assets ...............................................     81,686,035      574,116,646    1,581,931,116
                                                                        ------------     ------------   --------------

LIABILITIES:
     Payable for open forward foreign currency contracts ............             --               --               --
     Payable for investments purchased ..............................        982,072        2,147,865       21,414,981
     Payable to custodian ...........................................             --               26               --
     Payable for shares repurchased .................................            200          900,787        2,061,209
     Advisory fee payable (Note 3) ..................................         36,160          354,237          949,851
     Payable to Fleet affiliates (Note 3) ...........................            398          104,538          198,071
     Payable to Administrator (Note 3) ..............................          9,262          107,301          189,885
     Trustees' fees and expenses payable (Note 3) ...................          1,095           16,570           38,617
     Accrued expenses and other payables ............................         17,562          101,290          182,970
                                                                        ------------     ------------   --------------
         Total Liabilities ..........................................      1,046,749        3,732,614       25,035,584
                                                                        ------------     ------------   --------------
NET ASSETS ..........................................................   $ 80,639,286     $570,384,032   $1,556,895,532
                                                                        ============     ============   ==============

                                                                      International     Small Cap    Small Company
                                                                       Equity Fund     Value Fund     Equity Fund
                                                                      -------------   -------------  -------------
ASSETS:
     Investments (Note 2):
         Investments at cost ........................................  $420,431,536   $ 334,831,687   $284,727,645
         Repurchase agreement .......................................    28,704,000      29,099,000             --
         Net unrealized appreciation (depreciation) on investments ..   148,178,366     (26,575,483)    47,641,238
                                                                       ------------   -------------   ------------
         Total investments at value .................................   597,313,902     337,355,204    332,368,883
     Cash ...........................................................           315             675             --
     Receivable for investments sold ................................            --       3,030,691      4,125,318
     Receivable for shares sold .....................................     4,036,525         613,397        705,757
     Interest and dividends receivable ..............................       513,995          86,335         24,228
     Tax reclaim receivable .........................................       231,577              --             --
     Deferred organizational expense (Note 2) .......................            --              --             --
                                                                       ------------   -------------   ------------
         Total Assets ...............................................   602,096,314     341,086,302    337,224,186
                                                                       ------------   -------------   ------------

LIABILITIES:
     Payable for open forward foreign currency contracts ............        11,600              --             --
     Payable for investments purchased ..............................     7,674,328       2,413,888        809,225
     Payable to custodian ...........................................            --              --      1,829,203
     Payable for shares repurchased .................................       106,611         267,018        778,860
     Advisory fee payable (Note 3) ..................................       306,628         167,045        205,883
     Payable to Fleet affiliates (Note 3) ...........................        44,754          12,768         68,770
     Payable to Administrator (Note 3) ..............................        71,473          35,195         66,300
     Trustees' fees and expenses payable (Note 3) ...................        12,406           8,058          7,620
     Accrued expenses and other payables ............................       106,415          43,251             --
                                                                       ------------   -------------   ------------
         Total Liabilities ..........................................     8,334,215       2,947,223      3,765,861
                                                                       ------------   -------------   ------------
NET ASSETS ..........................................................  $593,762,099   $ 338,139,079   $333,458,325
                                                                       ============   =============   ============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Assets and Liabilities (continued)
October 31, 1999

                                                                  Asset Allocation  Equity Income   Growth and Income
                                                                        Fund             Fund             Fund
                                                                  ----------------  -------------   -----------------
NET ASSETS consists of:
   Par value (Note 5) ...........................................   $     42,354     $     17,248     $     37,754
   Paid in capital in excess of par value .......................    615,825,668      233,046,173      469,193,571
   Undistributed net investment income ..........................      2,165,168          399,503          148,148
   Accumulated net realized gain (loss) on investments sold .....     12,754,025       50,089,307       33,369,657
   Net unrealized appreciation (depreciation) of investments ....    120,097,179       52,880,224      101,112,945
                                                                    ------------     ------------     ------------
TOTAL NET ASSETS ................................................   $750,884,394     $336,432,455     $603,862,075
                                                                    ============     ============     ============

Retail A Shares:
   Net Assets ...................................................   $389,077,216     $213,040,891     $232,110,404
   Shares of beneficial interest outstanding ....................     21,935,139       10,925,405       14,524,500
   NET ASSET VALUE and redemption price per share ...............   $      17.74     $      19.50     $      15.98
   Sales charge - 3.75% of offering price .......................           0.69             0.76             0.62
                                                                    ------------     ------------     ------------
   Maximum offering price per share .............................   $      18.43     $      20.26     $      16.60
                                                                    ============     ============     ============

Retail B Shares:
   Net Assets ...................................................   $ 91,199,117     $  3,212,779     $ 62,365,649
   Shares of beneficial interest outstanding ....................      5,153,727          166,894        3,921,763
                                                                    ------------     ------------     ------------
   NET ASSET VALUE and offering price per share* ................   $      17.70     $      19.25     $      15.90
                                                                    ============     ============     ============

Trust Shares:
   Net Assets ...................................................   $269,850,784     $120,178,785     $309,106,303
   Shares of beneficial interest outstanding ....................     15,222,769        6,156,145       19,290,157
                                                                    ------------     ------------     ------------
   NET ASSET VALUE, offering and redemption price per share .....   $      17.73     $      19.52     $      16.02
                                                                    ============     ============     ============

A Prime Shares:
   Net Assets ...................................................   $    237,778              N/A     $    150,276
   Shares of beneficial interest outstanding ....................         13,412              N/A            9,392
   NET ASSET VALUE and redemption price per share ...............   $      17.73              N/A     $      16.00
   Sales charge - 5.50% of offering price .......................           1.03              N/A             0.93
                                                                    ------------     ------------     ------------
   Maximum offering price per share .............................   $      18.76              N/A     $      16.93
                                                                    ============     ============     ============

B Prime Shares:
   Net Assets ...................................................   $    519,499              N/A     $    129,443
   Shares of beneficial interest outstanding ....................         29,328              N/A            8,107
                                                                    ------------     ------------     ------------
   NET ASSET VALUE and offering price per share* ................   $      17.71              N/A     $      15.97
                                                                    ============     ============     ============

----------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.


                                                                  Strategic Equity   Equity Value    Equity Growth
                                                                        Fund             Fund            Fund
                                                                  ----------------   ------------   --------------
NET ASSETS consists of:
   Par value (Note 5) ...........................................   $     8,150      $     31,164   $       53,578
   Paid in capital in excess of par value .......................    74,574,589       413,021,309      880,633,166
   Undistributed net investment income ..........................        80,428                --          256,052
   Accumulated net realized gain (loss) on investments sold .....     9,581,197        71,209,600       91,976,371
   Net unrealized appreciation (depreciation) of investments ....    (3,605,078)       86,121,959      583,976,365
                                                                    -----------      ------------   --------------
TOTAL NET ASSETS ................................................   $80,639,286      $570,384,032   $1,556,895,532
                                                                    ===========      ============   ==============

Retail A Shares:
   Net Assets ...................................................   $ 8,228,538      $258,331,914   $  443,639,472
   Shares of beneficial interest outstanding ....................       832,168        14,133,678       15,304,980
   NET ASSET VALUE and redemption price per share ...............   $      9.89      $      18.28   $        28.99
   Sales charge - 3.75% of offering price .......................          0.39              0.71             1.13
                                                                    -----------      ------------   --------------
   Maximum offering price per share .............................   $     10.28      $      18.99   $        30.12
                                                                    ===========      ============   ==============

Retail B Shares:
   Net Assets ...................................................   $ 1,348,198      $ 30,987,678   $   71,525,307
   Shares of beneficial interest outstanding ....................       137,020         1,713,506        2,530,147
                                                                    -----------      ------------   --------------
   NET ASSET VALUE and offering price per share* ................   $      9.84      $      18.08   $        28.27
                                                                    ===========      ============   ==============

Trust Shares:
   Net Assets ...................................................   $71,062,550      $281,064,440   $1,041,378,110
   Shares of beneficial interest outstanding ....................     7,180,725        15,316,866       35,730,935
                                                                    -----------      ------------   --------------
   NET ASSET VALUE, offering and redemption price per share .....   $      9.90      $      18.35   $        29.15
                                                                    ===========      ============   ==============

A Prime Shares:
   Net Assets ...................................................           N/A               N/A   $      106,593
   Shares of beneficial interest outstanding ....................           N/A               N/A            3,682
   NET ASSET VALUE and redemption price per share ...............           N/A               N/A   $        28.95
   Sales charge - 5.50% of offering price .......................           N/A               N/A             1.68
                                                                    -----------      ------------   --------------
   Maximum offering price per share .............................           N/A               N/A   $        30.63
                                                                    ===========      ============   ==============

B Prime Shares:
   Net Assets ...................................................           N/A               N/A   $      246,050
   Shares of beneficial interest outstanding ....................           N/A               N/A            8,533
                                                                    -----------      ------------   --------------
   NET ASSET VALUE and offering price per share* ................           N/A               N/A   $        28.84
                                                                    ===========      ============   ==============

                                                                  International    Small Cap     Small Company
                                                                   Equity Fund     Value Fund     Equity Fund
                                                                  -------------   ------------   -------------
NET ASSETS consists of:
   Par value (Note 5) ...........................................  $     28,097   $     25,907    $     20,878
   Paid in capital in excess of par value .......................   407,249,303    329,774,964     322,557,583
   Undistributed net investment income ..........................     3,972,887        130,953              --
   Accumulated net realized gain (loss) on investments sold .....    34,334,139     34,782,738     (36,761,374)
   Net unrealized appreciation (depreciation) of investments ....   148,177,673    (26,575,483)     47,641,238
                                                                   ------------   ------------    ------------
TOTAL NET ASSETS ................................................  $593,762,099   $338,139,079    $333,458,325
                                                                   ============   ============    ============

Retail A Shares:
   Net Assets ...................................................  $ 89,326,639   $ 80,869,956    $ 87,920,586
   Shares of beneficial interest outstanding ....................     4,282,082      6,228,694       5,613,672
   NET ASSET VALUE and redemption price per share ...............  $      20.86   $      12.98    $      15.66
   Sales charge - 3.75% of offering price .......................          0.81           0.51            0.61
                                                                   ------------   ------------    ------------
   Maximum offering price per share .............................  $      21.67   $      13.49    $      16.27
                                                                   ============   ============    ============

Retail B Shares:
   Net Assets ...................................................  $  2,188,744   $  1,636,970    $ 12,212,021
   Shares of beneficial interest outstanding ....................       105,225        126,261         797,863
                                                                   ------------   ------------    ------------
   NET ASSET VALUE and offering price per share* ................  $      20.80   $      12.96    $      15.31
                                                                   ============   ============    ============

Trust Shares:
   Net Assets ...................................................  $501,776,006   $255,268,097    $233,325,718
   Shares of beneficial interest outstanding ....................    23,687,146     19,523,759      14,466,793
                                                                   ------------   ------------    ------------
   NET ASSET VALUE, offering and redemption price per share .....  $      21.18   $      13.07    $      16.13
                                                                   ============   ============    ============

A Prime Shares:
   Net Assets ...................................................  $     12,255   $    174,521             N/A
   Shares of beneficial interest outstanding ....................           584         13,387             N/A
   NET ASSET VALUE and redemption price per share ...............  $      20.98   $      13.04             N/A
   Sales charge - 5.50% of offering price .......................          1.22           0.76             N/A
                                                                   ------------   ------------    ------------
   Maximum offering price per share .............................  $      22.20   $      13.80             N/A
                                                                   ============   ============    ============

B Prime Shares:
   Net Assets ...................................................  $    458,455   $    189,535             N/A
   Shares of beneficial interest outstanding ....................        21,986         14,598             N/A
                                                                   ------------   ------------    ------------
   NET ASSET VALUE and offering price per share* ................  $      20.85   $      12.98             N/A
                                                                   ------------   ------------    ------------

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Operations
For the year ended October 31, 1999

                                                                             Asset Allocation   Equity Income   Growth and Income
                                                                                   Fund              Fund             Fund
                                                                             ----------------   -------------   -----------------
INVESTMENT INCOME:
   Interest (Note 2) .....................................................     $ 21,285,878      $  2,322,495      $  2,381,072
   Dividends (Note 2) ....................................................        3,132,775         5,680,126         8,692,757
   Less: foreign taxes withheld (Note 2) .................................               --                --                --
                                                                               ------------      ------------      ------------
      Total investment income ............................................       24,418,653         8,002,621        11,073,829
                                                                               ------------      ------------      ------------

EXPENSES:
   Investment advisory fee (Note 3) ......................................        5,338,301         2,608,376         4,577,393
   Administration fee (Note 3) ...........................................          533,921           259,413           456,860
   Custodian fee .........................................................           80,573            20,484            34,257
   Fund accounting fee (Note 3) ..........................................          135,247            61,930            97,808
   Professional fees (Note 3) ............................................           47,338            31,318            42,945
   Transfer agent fee (Note 3) ...........................................        1,185,238           334,274         1,087,365
   Shareholder servicing and 12b-1 fees (Note 3) .........................        1,761,758           637,473         1,246,576
   Trustees' fees and expenses (Note 3) ..................................           20,029             8,461            15,416
   Amortization of organization cost (Note 2) ............................               --                --                --
   Amortization of prepaid expenses ......................................               --                --                --
   Reports to shareholders ...............................................          151,125            85,983           155,349
   Miscellaneous .........................................................          139,893            54,506           106,323
                                                                               ------------      ------------      ------------
      Total expenses before reimbursement/waiver .........................        9,393,423         4,102,218         7,820,292
                                                                               ------------      ------------      ------------
      Less:reimbursement/waiver (Note 4) .................................             (764)           (3,774)         (255,890)
                                                                               ------------      ------------      ------------
      Total expenses net of reimbursement/waiver .........................        9,392,659         4,098,444         7,564,402
                                                                               ------------      ------------      ------------

NET INVESTMENT INCOME (LOSS) .............................................       15,025,994         3,904,177         3,509,427
                                                                               ------------      ------------      ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Notes 2 &6):
   Net realized gain (loss)on investments sold ...........................       12,946,175        50,110,091        33,835,048
   Net realized loss on forward foreign currency
      contracts and foreign currency .....................................               --                --                --
   Net change in unrealized appreciation (depreciation) on investments,
      foreign currency and forward foreign currency contracts ............       30,773,026       (20,073,324)       38,430,506
                                                                               ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................       43,719,201        30,036,767        72,265,554
                                                                               ------------      ------------      ------------

NET INCREASE IN NET ASSETS  RESULTING FROM OPERATIONS ....................     $ 58,745,195      $ 33,940,944      $ 75,774,981
                                                                               ============      ============      ============

                       See Notes to Financial Statements.


                                                                            Strategic Equity   Equity Value    Equity Growth
                                                                                  Fund             Fund            Fund
                                                                            ----------------   ------------   --------------
INVESTMENT INCOME:
   Interest (Note 2) .....................................................     $   352,746     $    685,602    $   3,146,515
   Dividends (Note 2) ....................................................         975,759        6,531,664       12,156,570
   Less: foreign taxes withheld (Note 2) .................................              --               --               --
                                                                               -----------     ------------    -------------
      Total investment income ............................................       1,328,505        7,217,266       15,303,085
                                                                               -----------     ------------    -------------

EXPENSES:
   Investment advisory fee (Note 3) ......................................         621,730        4,468,558       10,553,344
   Administration fee (Note 3) ...........................................          62,309          446,506        1,055,020
   Custodian fee .........................................................          18,495           41,520           38,442
   Fund accounting fee (Note 3) ..........................................          47,548          112,875          163,952
   Professional fees (Note 3) ............................................          10,922           66,162           86,418
   Transfer agent fee (Note 3) ...........................................          25,645          937,479        1,483,560
   Shareholder servicing and 12b-1 fees (Note 3) .........................          27,267        1,033,179        1,589,187
   Trustees' fees and expenses (Note 3) ..................................           2,079           15,893           38,372
   Amortization of organization cost (Note 2) ............................           3,398               --               --
   Amortization of prepaid expenses ......................................          24,466               --               --
   Reports to shareholders ...............................................           3,730          152,694          236,652
   Miscellaneous .........................................................          38,703           70,823          156,137
                                                                               -----------     ------------    -------------
      Total expenses before reimbursement/waiver .........................         886,292        7,345,689       15,401,084
                                                                               -----------     ------------    -------------
      Less:reimbursement/waiver (Note 4) .................................        (184,218)          (4,444)         (17,470)
                                                                               -----------     ------------    -------------
      Total expenses net of reimbursement/waiver .........................         702,074        7,341,245       15,383,614
                                                                               -----------     ------------    -------------

NET INVESTMENT INCOME (LOSS) .............................................         626,431         (123,979)         (80,529)
                                                                               -----------     ------------    -------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Notes 2 &6):
   Net realized gain (loss)on investments sold ...........................       9,902,448       72,106,510       93,657,340
   Net realized loss on forward foreign currency
      contracts and foreign currency .....................................              --               --               --
   Net change in unrealized appreciation (depreciation) on investments,
      foreign currency and forward foreign currency contracts ............      (8,471,056)       2,099,234      229,314,651
                                                                               -----------     ------------    -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................       1,431,392       74,205,744      322,971,991
                                                                               -----------     ------------    -------------

NET INCREASE IN NET ASSETS  RESULTING FROM OPERATIONS ....................     $ 2,057,823     $ 74,081,765    $ 322,891,462
                                                                               ===========     ============    =============

                                                                             International    Small Cap     Small Company
                                                                              Equity Fund     Value Fund     Equity Fund
                                                                             -------------   ------------   -------------
INVESTMENT INCOME:
   Interest (Note 2) .....................................................   $     713,887   $  1,976,470    $     68,838
   Dividends (Note 2) ....................................................       7,503,713      2,813,447         327,862
   Less: foreign taxes withheld (Note 2) .................................        (875,473)            --              --
                                                                             -------------   ------------    ------------
      Total investment income ............................................       7,342,127      4,789,917         396,700
                                                                             -------------   ------------    ------------

EXPENSES:
   Investment advisory fee (Note 3) ......................................       4,336,206      2,487,806       2,481,560
   Administration fee (Note 3) ...........................................         365,677        248,680         248,980
   Custodian fee .........................................................         498,586         36,131          41,744
   Fund accounting fee (Note 3) ..........................................         111,998         71,316          69,210
   Professional fees (Note 3) ............................................          44,453         30,809          28,419
   Transfer agent fee (Note 3) ...........................................         526,428        479,787         860,570
   Shareholder servicing and 12b-1 fees (Note 3) .........................         214,168        250,452         339,946
   Trustees' fees and expenses (Note 3) ..................................          14,105          6,796           7,641
   Amortization of organization cost (Note 2) ............................              --             --              --
   Amortization of prepaid expenses ......................................              --             --              --
   Reports to shareholders ...............................................          94,558         83,069          97,373
   Miscellaneous .........................................................         114,870        101,451          49,648
                                                                             -------------   ------------    ------------
      Total expenses before reimbursement/waiver .........................       6,321,049      3,796,297       4,225,091
                                                                             -------------   ------------    ------------
      Less:reimbursement/waiver (Note 4) .................................      (1,221,508)      (248,783)        (33,020)
                                                                             -------------   ------------    ------------
      Total expenses net of reimbursement/waiver .........................       5,099,541      3,547,514       4,192,071
                                                                             -------------   ------------    ------------

NET INVESTMENT INCOME (LOSS) .............................................       2,242,586      1,242,403      (3,795,371)
                                                                             -------------   ------------    ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Notes 2 &6):
   Net realized gain (loss)on investments sold ...........................      34,349,686     34,790,874      (3,418,136)
   Net realized loss on forward foreign currency
      contracts and foreign currency .....................................      (4,120,655)            --              --
   Net change in unrealized appreciation (depreciation) on investments,
      foreign currency and forward foreign currency contracts ............      94,656,598    (19,900,548)     56,108,824
                                                                             -------------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................     124,885,629     14,890,326      52,690,688
                                                                             -------------   ------------    ------------

NET INCREASE IN NET ASSETS  RESULTING FROM OPERATIONS ....................   $ 127,128,215   $ 16,132,729    $ 48,895,317
                                                                             =============   ============    ============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets

                                                                                  Asset Allocation Fund
                                                                              ------------------------------
                                                                                 Years ended October 31,
                                                                                  1999             1998
                                                                              -------------    -------------
NET ASSETS at beginning of the period .....................................   $ 600,040,305    $ 379,667,751
                                                                              -------------    -------------
Increase in Net Assets resulting from operations:
   Net investment income ..................................................      15,025,994       12,249,136
   Net realized gain on investments sold ..................................      12,946,175       15,626,374
   Net change in unrealized appreciation (depreciation) on investments ....      30,773,026       32,906,427
                                                                              -------------    -------------
     Net increase in net assets resulting from operations .................      58,745,195       60,781,937
                                                                              -------------    -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..................................................      (7,777,489)      (6,075,376)
   Net realized gain on investments .......................................      (8,515,996)     (13,560,204)
                                                                              -------------    -------------
     Total Dividends ......................................................     (16,293,485)     (19,635,580)
                                                                              -------------    -------------

   Retail B Shares:
   Net investment income ..................................................      (1,070,246)        (791,253)
   Net realized gain on investments .......................................      (1,510,323)      (2,342,924)
                                                                              -------------    -------------
     Total Dividends ......................................................      (2,580,569)      (3,134,177)
                                                                              -------------    -------------

   Trust Shares:
   Net investment income ..................................................      (5,707,139)      (5,157,025)
   Net realized gain on investments .......................................      (5,671,923)     (13,004,072)
                                                                              -------------    -------------
     Total Dividends ......................................................     (11,379,062)     (18,161,097)
                                                                              -------------    -------------

   A Prime  Shares:
   Net investment income ..................................................          (3,417)             N/A
   Net realized gain on investments .......................................            (880)             N/A
                                                                              -------------    -------------
     Total Dividends ......................................................          (4,297)             N/A
                                                                              -------------    -------------

   B Prime Shares:
   Net investment income ..................................................          (4,760)             N/A
   Net realized gain on investments .......................................          (3,982)             N/A
                                                                              -------------    -------------
     Total Dividends ......................................................          (8,742)             N/A
                                                                              -------------    -------------
     Total Dividends to shareholders ......................................     (30,266,155)     (40,930,854)
                                                                              -------------    -------------

Net increase from share transactions(1) ...................................     122,365,049      200,521,471
                                                                              -------------    -------------
   Net increase in net assets .............................................     150,844,089      220,372,554
                                                                              -------------    -------------

Net assets at end of the period (including line A) ........................   $ 750,884,394    $ 600,040,305
                                                                              =============    =============

(A) Undistributed net investment income ...................................   $   2,165,168    $   1,673,336
                                                                              =============    =============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 58-59.

                       See Notes to Financial Statements.

                                                                              Equity Income Fund          Growth and Income Fund
                                                                         ----------------------------  ----------------------------
                                                                            Years ended October 31,       Years ended October 31,
                                                                              1999           1998           1999           1998
                                                                         -------------  -------------  -------------  -------------
NET ASSETS at beginning of the period .................................. $ 335,217,600  $ 288,780,499  $ 521,385,834  $ 423,715,404
                                                                         -------------  -------------  -------------  -------------
Increase in Net Assets resulting from operations:
   Net investment income ...............................................     3,904,177      4,804,077      3,509,427      4,180,366
   Net realized gain on investments sold ...............................    50,110,091     31,256,958     33,835,048     31,756,496
   Net change in unrealized appreciation (depreciation) on investments..   (20,073,324)     8,105,519     38,430,506      4,195,055
                                                                         -------------  -------------  -------------  -------------
     Net increase in net assets resulting from operations ..............    33,940,944     44,166,554     75,774,981     40,131,917
                                                                         -------------  -------------  -------------  -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ...............................................    (2,242,878)    (2,568,825)    (1,218,495)    (1,497,114)
   Net realized gain on investments ....................................   (19,453,842)   (14,397,057)   (13,044,487)   (24,191,677)
                                                                         -------------  -------------  -------------  -------------
     Total Dividends ...................................................   (21,696,720)   (16,965,882)   (14,262,982)   (25,688,791)
                                                                         -------------  -------------  -------------  -------------

   Retail B Shares:
   Net investment income ...............................................        (5,615)           N/A             --        (88,866)
   Net realized gain on investments ....................................       (10,594)           N/A     (3,253,512)    (5,994,237)
                                                                         -------------  -------------  -------------  -------------
     Total Dividends ...................................................       (16,209)           N/A     (3,253,512)    (6,083,103)
                                                                         -------------  -------------  -------------  -------------

   Trust Shares:
   Net investment income ...............................................    (1,851,694)    (2,137,883)    (2,242,502)    (2,841,771)
   Net realized gain on investments ....................................   (11,818,814)    (9,987,624)   (15,292,610)   (41,422,903)
                                                                         -------------  -------------  -------------  -------------
     Total Dividends ...................................................   (13,670,508)   (12,125,507)   (17,535,112)   (44,264,674)
                                                                         -------------  -------------  -------------  -------------

   A Prime  Shares:
   Net investment income ...............................................           N/A            N/A           (598)           N/A
   Net realized gain on investments ....................................           N/A            N/A         (1,743)           N/A
                                                                         -------------  -------------  -------------  -------------
     Total Dividends ...................................................           N/A            N/A         (2,341)           N/A
                                                                         -------------  -------------  -------------  -------------

   B Prime Shares:
   Net investment income ...............................................           N/A            N/A             (8)           N/A
   Net realized gain on investments ....................................           N/A            N/A           (300)           N/A
                                                                         -------------  -------------  -------------  -------------
     Total Dividends ...................................................           N/A            N/A           (308)           N/A
                                                                         -------------  -------------  -------------  -------------
     Total Dividends to shareholders ...................................   (35,383,437)   (29,091,389)   (35,054,255)   (76,036,568)
                                                                         -------------  -------------  -------------  -------------

Net increase from share transactions(1) ................................     2,657,348     31,361,936     41,755,515    133,575,081
                                                                         -------------  -------------  -------------  -------------
   Net increase in net assets ..........................................     1,214,855     46,437,101     82,476,241     97,670,430
                                                                         -------------  -------------  -------------  -------------

Net assets at end of the period (including line A) ..................... $ 336,432,455  $ 335,217,600  $ 603,862,075  $ 521,385,834
                                                                         =============  =============  =============  =============

(A) Undistributed net investment income ................................ $     399,503  $     601,021  $     148,148  $      78,104
                                                                         =============  =============  =============  =============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets (continued)

                                                                                          Strategic Equity Fund
                                                                             -------------------------------------------------
                                                                             Year ended October 31,   Period ended October 31,
                                                                                      1999                      1998*
                                                                                  ------------              ------------
NET ASSETS at beginning of the period .....................................       $ 67,694,596              $         30(a)
                                                                                  ------------              ------------

Increase in Net Assets resulting from operations:
   Net investment income (loss) ...........................................            626,431                    21,691
   Net realized gain (loss) on investments sold ...........................          9,902,448                  (240,711)
   Net change in unrealized appreciation (depreciation) on investments ....         (8,471,056)                4,865,978
                                                                                  ------------              ------------
     Net increase in net assets resulting from operations .................          2,057,823                 4,646,958
                                                                                  ------------              ------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..................................................            (21,093)                   (1,095)
   Dividends in excess of net investment income ...........................                 --                        --
   Net realized gain on investments .......................................             (4,996)                       --
                                                                                  ------------              ------------
     Total Dividends ......................................................            (26,089)                   (1,095)
                                                                                  ------------              ------------

   Retail B Shares:
   Net investment income ..................................................                 --                        --
   Net realized gain on investments .......................................               (642)                       --
                                                                                  ------------              ------------
     Total Dividends ......................................................               (642)                       --
                                                                                  ------------              ------------

   Trust Shares:
   Net investment income ..................................................           (537,251)                  (13,906)
   Dividends in excess of net investment income ...........................                 --                        --
   Net realized gain on investments .......................................            (74,902)                       --
                                                                                  ------------              ------------
     Total Dividends ......................................................           (612,153)                  (13,906)
                                                                                  ------------              ------------

   A Prime Shares:
   Net investment income ..................................................                N/A                       N/A
   Net realized gain on investments .......................................                N/A                       N/A
                                                                                  ------------              ------------
     Total Dividends ......................................................                N/A                       N/A
                                                                                  ------------              ------------

   B Prime Shares:
   Net investment income ..................................................                N/A                       N/A
   Net realized gain on investments .......................................                N/A                       N/A
                                                                                  ------------              ------------
     Total Dividends ......................................................                N/A                       N/A
                                                                                  ------------              ------------
     Total Dividends to shareholders ......................................           (638,884)                  (15,001)
                                                                                  ------------              ------------

Net increase from share transactions(1) ...................................         11,525,751                63,062,609
                                                                                  ------------              ------------
   Net increase in net assets .............................................         12,944,690                67,694,566
                                                                                  ------------              ------------

Net  assets at end of the period (including line A) .......................       $ 80,639,286              $ 67,694,596
                                                                                  ============              ============

(A) Undistributed net investment income ...................................       $     80,428              $      8,943
                                                                                  ============              ============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 60-61.
(a)   Represents initial seed money.
*     The Strategic Equity Fund commenced operations on March 4, 1998.

                       See Notes to Financial Statements.

                                                                             Equity Value Fund             Equity Growth Fund
                                                                         --------------------------  ------------------------------
                                                                           Years ended October 31,       Years ended October 31,
                                                                             1999          1998           1999            1998
                                                                         ------------  ------------  --------------  --------------
NET ASSETS at beginning of the period .................................. $512,264,110  $439,131,322  $1,163,399,747  $  992,229,709
                                                                         ------------  ------------  --------------  --------------

Increase in Net Assets resulting from operations:
   Net investment income (loss) ........................................     (123,979)    1,507,455         (80,529)      3,055,413
   Net realized gain (loss) on investments sold ........................   72,106,510    18,125,207      93,657,340      89,513,054
   Net change in unrealized appreciation (depreciation) on investments..    2,099,234    21,688,342     229,314,651      55,319,656
                                                                         ------------  ------------  --------------  --------------
     Net increase in net assets resulting from operations ..............   74,081,765    41,321,004     322,891,462     147,888,123
                                                                         ------------  ------------  --------------  --------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ...............................................           --      (476,968)             --        (289,751)
   Dividends in excess of net investment income ........................           --            --              --         (15,743)
   Net realized gain on investments ....................................   (8,586,482)  (32,768,243)    (24,495,721)    (35,424,489)
                                                                         ------------  ------------  --------------  --------------
     Total Dividends ...................................................   (8,586,482)  (33,245,211)    (24,495,721)    (35,729,983)
                                                                         ------------  ------------  --------------  --------------

   Retail B Shares:                                                                --            --              --              --
   Net investment income ...............................................
   Net realized gain on investments ....................................     (858,586)   (2,708,059)     (2,777,725)     (3,245,295)
                                                                         ------------  ------------  --------------  --------------
     Total Dividends ...................................................     (858,586)   (2,708,059)     (2,777,725)     (3,245,295)
                                                                         ------------  ------------  --------------  --------------

   Trust Shares:
   Net investment income ...............................................           --    (1,186,963)             --      (3,238,930)
   Dividends in excess of net investment income ........................           --            --              --        (176,015)
   Net realized gain on investments ....................................   (9,364,080)  (42,454,539)    (63,315,181)   (113,959,378)
                                                                         ------------  ------------  --------------  --------------
     Total Dividends ...................................................   (9,364,080)  (43,641,502)    (63,315,181)   (117,374,323)
                                                                         ------------  ------------  --------------  --------------

   A Prime Shares:
   Net investment income ...............................................          N/A           N/A              --             N/A
   Net realized gain on investments ....................................          N/A           N/A          (1,724)            N/A
                                                                         ------------  ------------  --------------  --------------
     Total Dividends ...................................................          N/A           N/A          (1,724)            N/A
                                                                         ------------  ------------  --------------  --------------

   B Prime Shares:
   Net investment income ...............................................          N/A           N/A              --             N/A
   Net realized gain on investments ....................................          N/A           N/A            (551)            N/A
                                                                         ------------  ------------  --------------  --------------
     Total Dividends ...................................................          N/A           N/A            (551)            N/A
                                                                         ------------  ------------  --------------  --------------
     Total Dividends to shareholders ...................................  (18,809,148)  (79,594,772)    (90,590,902)   (156,349,601)
                                                                         ------------  ------------  --------------  --------------

Net increase from share transactions(1) ................................    2,847,305   111,406,556     161,195,225     179,631,516
                                                                         ------------  ------------  --------------  --------------
   Net increase in net assets ..........................................   58,119,922    73,132,788     393,495,785     171,170,038
                                                                         ------------  ------------  --------------  --------------

Net  assets at end of the period (including line A) .................... $570,384,032  $512,264,110  $1,556,895,532  $1,163,399,747
                                                                         ============  ============  ==============  ==============

(A) Undistributed net investment income ................................ $         --  $         --  $      256,052  $           --
                                                                         ============  ============  ==============  ==============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets (continued)

                                                                               International Equity Fund
                                                                              ------------------------------
                                                                                 Years ended October 31,
                                                                                  1999             1998
                                                                              -------------    -------------
NET ASSETS at beginning of the period .....................................   $ 412,233,003    $ 321,715,516
                                                                              -------------    -------------

Increase (Decrease) in Net Assets resulting from operations:
   Net investment income (loss) ...........................................       2,242,586        3,112,383
   Net realized gain (loss) on investments sold ...........................      34,349,686       13,739,754
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency .......................................      (4,120,655)       5,322,536
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..............      94,656,598       21,492,799
                                                                              -------------    -------------
     Net increase (decrease) in net assets resulting from operations ......     127,128,215       43,667,472
                                                                              -------------    -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..................................................        (216,041)        (239,530)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..............................      (2,270,202)      (1,235,651)
   In excess of net realized gains on investments .........................              --               --
                                                                              -------------    -------------
     Total Dividends ......................................................      (2,486,243)      (1,475,181)
                                                                              -------------    -------------

   Retail B Shares:
   Net investment income ..................................................          (1,893)             N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..............................          (8,529)             N/A
   In excess of net realized gains on investments .........................              --              N/A
                                                                              -------------    -------------
     Total Dividends ......................................................         (10,422)             N/A
                                                                              -------------    -------------

   Trust Shares:
   Net investment income ..................................................      (2,952,897)      (1,544,939)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..............................     (11,473,155)      (6,265,777)
   In excess of net realized gains on investments .........................              --               --
                                                                              -------------    -------------
     Total Dividends ......................................................     (14,426,052)      (7,810,716)
                                                                              -------------    -------------

   A Prime Shares:
   Net investment income ..................................................             (40)             N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..............................            (145)             N/A
                                                                              -------------    -------------
     Total Dividends ......................................................            (185)             N/A
                                                                              -------------    -------------

   B Prime Shares:
   Net investment income ..................................................            (226)             N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..............................            (990)             N/A
                                                                              -------------    -------------
     Total Dividends ......................................................          (1,216)             N/A
                                                                              -------------    -------------
     Total Dividends to shareholders ......................................     (16,924,118)      (9,285,897)
                                                                              -------------    -------------

Net increase (decrease) from share transactions(1) ........................      71,324,999       56,135,912
                                                                              -------------    -------------
   Net increase (decrease) in net assets ..................................     181,529,096       90,517,487
                                                                              -------------    -------------

NET ASSETS at end of the period (including line A) ........................   $ 593,762,099    $ 412,233,003
                                                                              =============    =============

(A) Undistributed net investment income ...................................   $   3,972,887    $   9,022,053
                                                                              =============    =============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 62-63.

                       See Notes to Financial Statements.

                                                                              Small Cap Value Fund      Small Company Equity Fund
                                                                           --------------------------  ---------------------------
                                                                             Years ended October 31,     Years ended October 31,
                                                                               1999          1998          1999           1998
                                                                           ------------  ------------  ------------  -------------
NET ASSETS at beginning of the period .................................... $290,165,115  $252,915,472  $331,071,417  $ 461,077,407
                                                                           ------------  ------------  ------------  -------------

Increase (Decrease) in Net Assets resulting from operations:
   Net investment income (loss) ..........................................    1,242,403     1,806,802    (3,795,371)    (3,835,593)
   Net realized gain (loss) on investments sold ..........................   34,790,874    27,382,595    (3,418,136)   (33,381,616)
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency ......................................           --            --            --             --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts .............  (19,900,548)  (70,528,722)   56,108,824    (78,673,832)
                                                                           ------------  ------------  ------------  -------------
     Net increase (decrease) in net assets resulting from operations .....   16,132,729   (41,339,325)   48,895,317   (115,891,041)
                                                                           ------------  ------------  ------------  -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income .................................................     (181,459)     (335,684)           --             --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency .............................   (8,121,983)   (9,778,432)           --    (13,856,463)
   In excess of net realized gains on investments ........................           --            --            --         (2,617)
                                                                           ------------  ------------  ------------  -------------
     Total Dividends .....................................................   (8,303,442)  (10,114,116)           --    (13,859,080)
                                                                           ------------  ------------  ------------  -------------

   Retail B Shares:
   Net investment income .................................................           --           N/A            --             --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency .............................       (6,269)          N/A            --     (1,647,828)
   In excess of net realized gains on investments ........................           --           N/A            --           (312)
                                                                           ------------  ------------  ------------  -------------
     Total Dividends .....................................................       (6,269)          N/A            --     (1,648,140)
                                                                           ------------  ------------  ------------  -------------

   Trust Shares:
   Net investment income .................................................   (1,192,133)   (1,582,494)           --             --
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency .............................  (19,251,259)  (28,007,227)           --    (33,024,373)
   In excess of net realized gains on investments ........................           --            --            --         (6,237)
                                                                           ------------  ------------  ------------  -------------
     Total Dividends .....................................................  (20,443,392)  (29,589,721)           --    (33,030,610)
                                                                           ------------  ------------  ------------  -------------

   A Prime Shares:
   Net investment income .................................................         (549)          N/A            --            N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency .............................       (3,618)          N/A            --            N/A
                                                                           ------------  ------------  ------------  -------------
     Total Dividends .....................................................       (4,167)          N/A            --            N/A
                                                                           ------------  ------------  ------------  -------------

   B Prime Shares:
   Net investment income .................................................           --           N/A            --            N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency .............................       (7,602)          N/A            --            N/A
                                                                           ------------  ------------  ------------  -------------
     Total Dividends .....................................................       (7,602)          N/A            --            N/A
                                                                           ------------  ------------  ------------  -------------
     Total Dividends to shareholders .....................................  (28,764,872)  (39,703,837)           --    (48,537,830)
                                                                           ------------  ------------  ------------  -------------

Net increase (decrease) from share transactions(1) .......................   60,606,107   118,292,805   (46,508,409)    34,422,881
                                                                           ------------  ------------  ------------  -------------
   Net increase (decrease) in net assets .................................   47,973,964    37,249,643     2,386,908   (130,005,990)
                                                                           ------------  ------------  ------------  -------------

NET ASSETS at end of the period (including line A) ....................... $338,139,079  $290,165,115  $333,458,325  $ 331,071,417
                                                                           ============  ============  ============  =============

(A) Undistributed net investment income .................................. $    130,953  $    240,012  $         --  $          --
                                                                           ============  ============  ============  =============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                              Asset Allocation Fund
                                                          ----------------------------
                                                             Years ended October 31,
                                                               1999           1998
                                                          -------------  -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ................................................. $ 118,271,361  $ 165,898,714
   Issued to shareholders in reinvestment of dividends ..    16,019,107     19,205,127
   Repurchased ..........................................   (84,133,228)   (49,327,967)
                                                          -------------  -------------
   Net increase in shares outstanding ................... $  50,157,240  $ 135,775,874
                                                          =============  =============
Retail B Shares:
   Sold ................................................. $  39,055,990  $  28,201,780
   Issued to shareholders in reinvestment of dividends ..     2,523,396      3,057,363
   Repurchased ..........................................   (11,038,602)    (5,925,878)
                                                          -------------  -------------
   Net increase in shares outstanding ................... $  30,540,784  $  25,333,265
                                                          =============  =============
Trust Shares:
   Sold ................................................. $ 102,114,779  $  72,415,149
   Issued to shareholders in reinvestment of dividends ..    10,601,826     16,323,828
   Repurchased ..........................................   (71,793,820)   (49,326,645)
                                                          -------------  -------------
   Net increase (decrease) in shares outstanding ........ $  40,922,785  $  39,412,332
                                                          =============  =============
A Prime Shares:
   Sold ................................................. $     303,889            N/A
   Issued to shareholders in reinvestment of dividends ..         3,112            N/A
   Repurchased ..........................................       (74,220)           N/A
                                                          -------------  -------------
   Net increase in shares outstanding ................... $     232,781            N/A
                                                          =============  =============
B Prime Shares:
   Sold ................................................. $     550,948            N/A
   Issued to shareholders in reinvestment of dividends ..         8,523            N/A
   Repurchased ..........................................       (48,012)           N/A
                                                          -------------  -------------
   Net increase in shares outstanding ................... $     511,459            N/A
                                                          =============  =============

SHARE ACTIVITY
Retail A Shares:
   Sold .................................................     6,738,970     10,096,211
   Issued to shareholders in reinvestment of dividends ..       928,441      1,234,122
   Repurchased ..........................................    (4,817,875)    (3,012,818)
                                                          -------------  -------------
   Net increase in shares outstanding ...................     2,849,536      8,317,515
                                                          =============  =============
Retail B Shares:
   Sold .................................................     2,215,628      1,720,422
   Issued to shareholders in reinvestment of dividends ..       146,021        197,145
   Repurchased ..........................................      (629,222)      (363,558)
                                                          -------------  -------------
   Net increase in shares outstanding ...................     1,732,427      1,554,009
                                                          =============  =============
Trust Shares:
   Sold .................................................     5,748,985      4,431,090
   Issued to shareholders in reinvestment of dividends ..       613,319      1,053,874
   Repurchased ..........................................    (4,035,968)    (3,019,092)
                                                          -------------  -------------
   Net increase (decrease) in shares outstanding ........     2,326,336      2,465,872
                                                          =============  =============
A Prime Shares:
   Sold .................................................        17,410            N/A
   Issued to shareholders in reinvestment of dividends ..           179            N/A
   Repurchased ..........................................        (4,177)           N/A
                                                          -------------  -------------
   Net increase in shares outstanding ...................        13,412            N/A
                                                          =============  =============
B Prime Shares:
   Sold .................................................        31,529            N/A
   Issued to shareholders in reinvestment of dividends ..           494            N/A
   Repurchased ..........................................        (2,695)           N/A
                                                          -------------  -------------
   Net increase in shares outstanding ...................        29,328            N/A
                                                          =============  =============

                       See Notes to Financial Statements.

                                                               Equity Income Fund         Growth and Income Fund
                                                           --------------------------  ---------------------------
                                                             Years ended October 31,      Years ended October 31,
                                                               1999          1998          1999           1998
                                                           ------------  ------------  ------------   ------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold .................................................  $ 26,175,419  $ 47,393,968  $ 39,277,116   $ 99,093,005
   Issued to shareholders in reinvestment of dividends ..    21,026,250    16,360,921    14,154,903     25,378,015
   Repurchased ..........................................   (41,266,164)  (33,988,418)  (52,667,374)   (38,410,144)
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................  $  5,935,505  $ 29,766,471  $    764,645   $ 86,060,876
                                                           ============  ============  ============   ============
Retail B Shares:
   Sold .................................................  $  3,330,934           N/A  $ 10,392,695   $ 21,007,328
   Issued to shareholders in reinvestment of dividends ..        18,467           N/A     3,188,793      5,973,835
   Repurchased ..........................................      (138,311)          N/A    (8,355,288)    (5,571,374)
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................  $  3,211,090           N/A  $  5,226,200   $ 21,409,789
                                                           ============  ============  ============   ============
Trust Shares:
   Sold .................................................  $ 11,824,496  $ 14,958,563  $ 82,183,977   $ 56,352,388
   Issued to shareholders in reinvestment of dividends ..     7,623,489     6,743,274    16,323,263     41,712,836
   Repurchased ..........................................   (25,937,232)  (20,106,372)  (63,026,313)   (71,960,808)
                                                           ------------  ------------  ------------   ------------
   Net increase (decrease) in shares outstanding ........  $ (6,489,247) $  1,595,465  $ 35,480,927   $ 26,104,416
                                                           ============  ============  ============   ============
A Prime Shares:
   Sold .................................................           N/A           N/A  $    155,747            N/A
   Issued to shareholders in reinvestment of dividends ..           N/A           N/A         5,154            N/A
   Repurchased ..........................................           N/A           N/A        (7,970)           N/A
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................           N/A           N/A  $    152,931            N/A
                                                           ============  ============  ============   ============
B Prime Shares:
   Sold .................................................           N/A           N/A  $    138,816            N/A
   Issued to shareholders in reinvestment of dividends ..           N/A           N/A           307            N/A
   Repurchased ..........................................           N/A           N/A        (8,311)           N/A
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................           N/A           N/A  $    130,812            N/A
                                                           ============  ============  ============   ============

SHARE ACTIVITY
Retail A Shares:
   Sold .................................................     1,338,664     2,432,108     2,434,191      6,417,123
   Issued to shareholders in reinvestment of dividends ..     1,117,084       908,536       943,079      1,806,453
   Repurchased ..........................................    (2,099,686)   (1,764,920)   (3,254,588)    (2,556,615)
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................       356,062     1,575,724       122,682      5,666,961
                                                           ============  ============  ============   ============
Retail B Shares:
   Sold .................................................       173,216           N/A       640,709      1,368,708
   Issued to shareholders in reinvestment of dividends ..         1,006           N/A       213,284        425,584
   Repurchased ..........................................        (7,328)          N/A      (519,908)      (374,402)
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................       166,894           N/A       334,085      1,419,890
                                                           ============  ============  ============   ============
Trust Shares:
   Sold .................................................       605,220       780,277     5,028,472      3,666,013
   Issued to shareholders in reinvestment of dividends ..       416,735       376,283     1,023,222      2,916,670
   Repurchased ..........................................    (1,334,883)   (1,031,181)   (3,807,714)    (4,690,328)
                                                           ------------  ------------  ------------   ------------
   Net increase (decrease) in shares outstanding ........      (312,928)      125,379     2,243,980      1,892,355
                                                           ============  ============  ============   ============
A Prime Shares:
   Sold .................................................           N/A           N/A         9,535            N/A
   Issued to shareholders in reinvestment of dividends ..           N/A           N/A           341            N/A
   Repurchased ..........................................           N/A           N/A          (484)           N/A
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................           N/A           N/A         9,392            N/A
                                                           ============  ============  ============   ============
B Prime Shares:
   Sold .................................................           N/A           N/A         8,603            N/A
   Issued to shareholders in reinvestment of dividends ..           N/A           N/A            20            N/A
   Repurchased ..........................................           N/A           N/A          (516)           N/A
                                                           ------------  ------------  ------------   ------------
   Net increase in shares outstanding ...................           N/A           N/A         8,107            N/A
                                                           ============  ============  ============   ============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity (continued)

                                                                Strategic Equity Fund
                                                             ---------------------------
                                                              Year ended    Period ended
                                                              October 31,    October 31,
                                                                 1999          1998(1)
                                                             ------------   ------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ..................................................   $  5,532,236   $  4,292,625
   Issued to shareholders in reinvestment of dividends ...         26,010          1,069
   Repurchased ...........................................     (1,186,925)      (220,560)
                                                             ------------   ------------
   Net increase (decrease) in shares outstanding .........   $  4,371,321   $  4,073,134
                                                             ============   ============
Retail B Shares:
   Sold ..................................................   $  1,083,391   $    597,208
   Issued to shareholders in reinvestment of dividends ...            641             --
   Repurchased ...........................................       (240,922)       (17,158)
                                                             ------------   ------------
   Net increase in shares outstanding ....................   $    843,110   $    580,050
                                                             ============   ============
Trust Shares:
   Sold ..................................................   $  6,208,177   $ 58,395,708
   Issued to shareholders in reinvestment of dividends ...        602,374         13,717
   Repurchased ...........................................       (499,231)            --
                                                             ------------   ------------
   Net increase (decrease) in shares outstanding .........   $  6,311,320   $ 58,409,425
                                                             ============   ============
A Prime Shares:
   Sold ..................................................            N/A            N/A
   Issued to shareholders in reinvestment of dividends ...            N/A            N/A
   Repurchased ...........................................            N/A            N/A
                                                             ------------   ------------
   Net increase in shares outstanding ....................            N/A            N/A
                                                             ============   ============
B Prime Shares:
   Sold ..................................................            N/A            N/A
   Issued to shareholders in reinvestment of dividends ...            N/A            N/A
   Repurchased ...........................................            N/A            N/A
                                                             ------------   ------------
   Net increase in shares outstanding ....................            N/A            N/A
                                                             ============   ============
SHARE ACTIVITY
Retail A Shares:
   Sold ..................................................        521,862        445,623
   Issued to shareholders in reinvestment of dividends ...          2,248            112
   Repurchased ...........................................       (112,927)       (24,750)
                                                             ------------   ------------
   Net increase (decrease) in shares outstanding .........        411,183        420,985
                                                             ============   ============
Retail B Shares:
   Sold ..................................................        100,197         62,555
   Issued to shareholders in reinvestment of dividends ...             66             --
   Repurchased ...........................................        (23,924)        (1,874)
                                                             ------------   ------------
   Net increase in shares outstanding ....................         76,339         60,681
                                                             ============   ============
Trust Shares:
   Sold ..................................................        621,301      6,546,472
   Issued to shareholders in reinvestment of dividends ...         56,785          1,438
   Repurchased ...........................................        (45,271)            --
                                                             ------------   ------------
   Net increase (decrease) in shares outstanding .........        632,815      6,547,910
                                                             ============   ============
A Prime Shares:
   Sold ..................................................            N/A            N/A
   Issued to shareholders in reinvestment of dividends ...            N/A            N/A
   Repurchased ...........................................            N/A            N/A
                                                             ------------   ------------
   Net increase in shares outstanding ....................            N/A            N/A
                                                             ============   ============
B Prime Shares:
   Sold ..................................................            N/A            N/A
   Issued to shareholders in reinvestment of dividends ...            N/A            N/A
   Repurchased ...........................................            N/A            N/A
                                                             ------------   ------------
   Net increase in shares outstanding ....................            N/A            N/A
                                                             ============   ============

----------
(1)   The Strategic Equity Fund commenced operations on March 4, 1998.

                       See Notes to Financial Statements.

                                                                  Equity Value Fund               Equity Growth Fund
                                                           -----------------------------   --------------------------------
                                                               Years ended October 31,          Years ended October 31,
                                                                1999            1998            1999              1998
                                                           -------------   -------------   --------------    --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold .................................................. $  45,762,951   $  71,563,855   $  114,977,854    $   98,981,024
   Issued to shareholders in reinvestment of dividends ...     8,453,667      32,705,099       24,158,813        35,167,848
   Repurchased ...........................................   (56,515,286)    (35,674,663)     (72,719,333)      (45,458,821)
                                                           -------------   -------------   --------------    --------------
   Net increase (decrease) in shares outstanding ......... $  (2,298,668)  $  68,594,291   $   66,417,334    $   88,690,051
                                                           =============   =============   ==============    ==============
Retail B Shares:
   Sold .................................................. $   8,314,738   $   9,284,286   $   34,935,971    $   14,385,751
   Issued to shareholders in reinvestment of dividends ...       854,307       2,694,779        2,738,197         3,227,617
   Repurchased ...........................................    (3,409,825)     (2,282,148)      (8,517,659)       (3,051,869)
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding .................... $   5,759,220   $   9,696,917   $   29,156,509    $   14,561,499
                                                           =============   =============   ==============    ==============
Trust Shares:
   Sold .................................................. $  69,099,037   $  56,562,120   $  174,347,614    $  119,883,832
   Issued to shareholders in reinvestment of dividends ...     7,684,111      34,594,314       53,167,673        93,593,644
   Repurchased ...........................................   (77,396,395)    (58,041,086)    (162,227,177)     (137,097,510)
                                                           -------------   -------------   --------------    --------------
   Net increase (decrease) in shares outstanding ......... $    (613,247)  $  33,115,348   $   65,288,110    $   76,379,966
                                                           =============   =============   ==============    ==============
A Prime Shares:
   Sold ..................................................           N/A             N/A   $       99,300               N/A
   Issued to shareholders in reinvestment of dividends ...           N/A             N/A            1,711               N/A
   Repurchased ...........................................           N/A             N/A           (1,323)              N/A
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding ....................           N/A             N/A   $       99,688               N/A
                                                           =============   =============   ==============    ==============
B Prime Shares:
   Sold ..................................................           N/A             N/A   $      233,056               N/A
   Issued to shareholders in reinvestment of dividends ...           N/A             N/A              528               N/A
   Repurchased ...........................................           N/A             N/A               --               N/A
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding ....................           N/A             N/A   $      233,584               N/A
                                                           =============   =============   ==============    ==============
SHARE ACTIVITY
Retail A Shares:
   Sold ..................................................     2,433,370       4,201,249        4,204,098         4,078,424
   Issued to shareholders in reinvestment of dividends ...       484,075       2,147,298          976,169         1,625,130
   Repurchased ...........................................    (3,013,975)     (2,145,298)      (2,662,892)       (1,917,325)
                                                           -------------   -------------   --------------    --------------
   Net increase (decrease) in shares outstanding .........       (96,530)      4,203,249        2,517,375         3,786,229
                                                           =============   =============   ==============    ==============
Retail B Shares:
   Sold ..................................................       441,934         547,518        1,291,210           603,613
   Issued to shareholders in reinvestment of dividends ...        49,076         176,860          112,861           150,964
   Repurchased ...........................................      (182,489)       (139,566)        (315,473)         (130,378)
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding ....................       308,521         584,812        1,088,598           624,199
                                                           =============   =============   ==============    ==============
Trust Shares:
   Sold ..................................................     3,627,023       3,384,178        6,246,300         5,054,546
   Issued to shareholders in reinvestment of dividends ...       431,433       2,265,774        2,140,810         4,313,303
   Repurchased ...........................................    (4,154,201)     (3,499,469)      (5,924,861)       (5,715,179)
                                                           -------------   -------------   --------------    --------------
   Net increase (decrease) in shares outstanding .........       (95,745)      2,150,483        2,462,249         3,652,670
                                                           =============   =============   ==============    ==============
A Prime Shares:
   Sold ..................................................           N/A             N/A            3,655               N/A
   Issued to shareholders in reinvestment of dividends ...           N/A             N/A               73               N/A
   Repurchased ...........................................           N/A             N/A              (46)              N/A
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding ....................           N/A             N/A            3,682               N/A
                                                           =============   =============   ==============    ==============
B Prime Shares:
   Sold ..................................................           N/A             N/A            8,512               N/A
   Issued to shareholders in reinvestment of dividends ...           N/A             N/A               21               N/A
   Repurchased ...........................................           N/A             N/A               --               N/A
                                                           -------------   -------------   --------------    --------------
   Net increase in shares outstanding ....................           N/A             N/A            8,533               N/A
                                                           =============   =============   ==============    ==============

--------------------------------------------------------------------------------
Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity (continued)

                                                                International Equity Fund
                                                            --------------------------------
                                                                 Years ended October 31,
                                                                 1999              1998
                                                            --------------    --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold .................................................   $   63,996,029    $  238,332,225
   Issued to shareholders in reinvestment of dividends ..        2,371,667         1,448,658
   Repurchased ..........................................      (60,811,773)     (236,467,330)
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........   $    5,555,923    $    3,313,553
                                                            ==============    ==============
Retail B Shares:
   Sold .................................................   $   52,822,549               N/A
   Issued to shareholders in reinvestment of dividends ..            1,254               N/A
   Repurchased ..........................................      (51,002,543)              N/A
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........   $    1,821,260               N/A
                                                            ==============    ==============
Trust Shares:
   Sold .................................................   $  339,364,891    $  248,673,207
   Issued to shareholders in reinvestment of dividends ..        8,378,059         4,418,249
   Repurchased ..........................................     (284,220,019)     (200,269,097)
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........   $   63,522,931    $   52,822,359
                                                            ==============    ==============
A Prime Shares:
   Sold .................................................   $       14,519               N/A
   Issued to shareholders in reinvestment of dividends ..              566               N/A
   Repurchased ..........................................           (4,960)              N/A
                                                            --------------    --------------
   Net increase in shares outstanding ...................   $       10,125               N/A
                                                            ==============    ==============
B Prime Shares:
   Sold .................................................   $      418,549               N/A
   Issued to shareholders in reinvestment of dividends ..            1,217               N/A
   Repurchased ..........................................           (5,006)              N/A
                                                            --------------    --------------
   Net increase in shares outstanding ...................   $      414,760               N/A
                                                            ==============    ==============
SHARE ACTIVITY
Retail A Shares:
   Sold .................................................        3,393,407        13,783,137
   Issued to shareholders in reinvestment of dividends ..          142,822            99,496
   Repurchased ..........................................       (3,226,391)      (13,638,723)
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........          309,838           243,910
                                                            ==============    ==============
Retail B Shares:
   Sold .................................................        2,792,826               N/A
   Issued to shareholders in reinvestment of dividends ..               73               N/A
   Repurchased ..........................................       (2,687,674)              N/A
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........          105,225               N/A
                                                            ==============    ==============
Trust Shares:
   Sold .................................................       17,587,176        14,546,109
   Issued to shareholders in reinvestment of dividends ..          484,004           300,561
   Repurchased ..........................................      (14,718,280)      (11,806,941)
                                                            --------------    --------------
   Net increase (decrease) in shares outstanding ........        3,352,900         3,039,729
                                                            ==============    ==============
A Prime Shares:
   Sold .................................................              815               N/A
   Issued to shareholders in reinvestment of dividends ..               33               N/A
   Repurchased ..........................................             (264)              N/A
                                                            --------------    --------------
   Net increase in shares outstanding ...................              584               N/A
                                                            ==============    ==============
B Prime Shares:
   Sold .................................................           22,188               N/A
   Issued to shareholders in reinvestment of dividends ..               71               N/A
   Repurchased ..........................................             (273)              N/A
                                                            --------------    --------------
   Net increase in shares outstanding ...................           21,986               N/A
                                                            ==============    ==============

                       See Notes to Financial Statements.

                                                                 Small Cap Value Fund          Small Company Equity Fund
                                                            -------------------------------  ------------------------------
                                                                Years ended October 31,          Years ended October 31,
                                                                 1999             1998            1999            1998
                                                            --------------   --------------  --------------  --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold .................................................   $   19,008,974   $  106,572,187  $  325,325,171  $  512,095,154
   Issued to shareholders in reinvestment of dividends ..        8,277,731       10,065,718              --      13,430,846
   Repurchased ..........................................      (30,861,975)     (69,195,926)   (347,667,128)   (522,137,062)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........   $   (3,575,270)  $   47,441,979  $  (22,341,957) $    3,388,938
                                                            ==============   ==============  ==============  ==============
Retail B Shares:
   Sold .................................................   $    1,771,843              N/A  $   34,581,558  $    7,810,194
   Issued to shareholders in reinvestment of dividends ..            6,178              N/A              --       1,613,677
   Repurchased ..........................................          (87,689)             N/A     (36,619,640)     (5,481,887)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........   $    1,690,332              N/A  $   (2,038,082) $    3,941,984
                                                            ==============   ==============  ==============  ==============
Trust Shares:
   Sold .................................................   $  109,425,380   $   74,813,946  $  197,458,863  $  277,438,222
   Issued to shareholders in reinvestment of dividends ..       15,839,896       25,163,148              --      24,548,356
   Repurchased ..........................................      (63,150,650)     (29,126,268)   (219,587,233)   (274,894,619)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........   $   62,114,626   $   70,850,826  $  (22,128,370) $   27,091,959
                                                            ==============   ==============  ==============  ==============
A Prime Shares:
   Sold .................................................   $      208,140              N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends ..            1,965              N/A             N/A             N/A
   Repurchased ..........................................          (31,567)             N/A             N/A             N/A
                                                            --------------   --------------  --------------  --------------
   Net increase in shares outstanding ...................   $      178,538              N/A             N/A             N/A
                                                            ==============   ==============  ==============  ==============
B Prime Shares:
   Sold .................................................   $      207,595              N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends ..            7,596              N/A             N/A             N/A
   Repurchased ..........................................          (17,310)             N/A             N/A             N/A
                                                            --------------   --------------  --------------  --------------
   Net increase in shares outstanding ...................   $      197,881              N/A             N/A             N/A
                                                            ==============   ==============  ==============  ==============
SHARE ACTIVITY
Retail A Shares:
   Sold .................................................        1,438,795        6,791,402      22,169,167      29,780,474
   Issued to shareholders in reinvestment of dividends ..          648,595          666,385              --         787,731
   Repurchased ..........................................       (2,345,235)      (4,451,699)    (23,587,237)    (30,011,680)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........         (257,845)       3,006,088      (1,418,070)        556,525
                                                            ==============   ==============  ==============  ==============
Retail B Shares:
   Sold .................................................          132,583              N/A       2,388,029         458,341
   Issued to shareholders in reinvestment of dividends ..              487              N/A              --          95,825
   Repurchased ..........................................           (6,809)             N/A      (2,528,697)       (326,209)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........          126,261              N/A        (140,668)        227,957
                                                            ==============   ==============  ==============  ==============
Trust Shares:
   Sold .................................................        8,188,452        4,874,052      13,075,068      15,624,925
   Issued to shareholders in reinvestment of dividends ..        1,235,136        1,629,237              --       1,410,015
   Repurchased ..........................................       (4,764,801)      (1,941,937)    (14,555,648)    (15,661,716)
                                                            --------------   --------------  --------------  --------------
   Net increase (decrease) in shares outstanding ........        4,658,787        4,561,352      (1,480,580)      1,373,224
                                                            ==============   ==============  ==============  ==============
A Prime Shares:
   Sold .................................................           15,569              N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends ..              153              N/A             N/A             N/A
   Repurchased ..........................................           (2,335)             N/A             N/A             N/A
                                                            --------------   --------------  --------------  --------------
   Net increase in shares outstanding ...................           13,387              N/A             N/A             N/A
                                                            ==============   ==============  ==============  ==============
B Prime Shares:
   Sold .................................................           15,302              N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends ..              594              N/A             N/A             N/A
   Repurchased ..........................................           (1,298)             N/A             N/A             N/A
                                                            --------------   --------------  --------------  --------------
   Net increase in shares outstanding ...................           14,598              N/A             N/A             N/A
                                                            ==============   ==============  ==============  ==============

--------------------------------------------------------------------------------
Asset Allocation Fund

Financial Highlights
For a Share outstanding throughout each period.


                                   Income from Investment Operations               Less Distributions
                                 -------------------------------------   -----------------------------------------
                                                  Net
                       Net                   Realized and                Dividends    Distributions                     Net
                  Asset Value,       Net      Unrealized    Total from    from Net         from                       Increase
                   Beginning     Investment     Gain on     Investment   Investment    Net Realized      Total         in Net
                   of Period      Income(B)   Investments   Operations     Income     Capital Gains  Distributions  Asset Value
                  ------------   ----------- ------------   ----------   ----------   -------------  -------------  -----------
Retail A
10/31/99             $16.95        $ 0.37       $ 1.21        $ 1.58       $(0.36)       $(0.43)        $(0.79)       $ 0.79
10/31/98              16.46          0.38         1.72          2.10        (0.40)        (1.21)         (1.61)         0.49
10/31/97              14.52          0.40         2.43          2.83        (0.38)        (0.51)         (0.89)         1.94
10/31/96              12.82          0.30         1.83          2.13        (0.30)        (0.13)         (0.43)         1.70
10/31/95              10.67          0.30         2.16          2.46        (0.31)           --          (0.31)         2.15

Retail B
10/31/99              16.92          0.25         1.21          1.46        (0.25)        (0.43)         (0.68)         0.78
10/31/98              16.43          0.29         1.71          2.00        (0.30)        (1.21)         (1.51)         0.49
10/31/97              14.51          0.29         2.42          2.71        (0.28)        (0.51)         (0.79)         1.92
10/31/96(1)           13.59          0.13         0.91          1.04        (0.12)           --          (0.12)         0.92

Trust
10/31/99              16.96          0.40         1.20          1.60        (0.40)        (0.43)         (0.83)         0.77
10/31/98              16.47          0.42         1.71          2.13        (0.43)        (1.21)         (1.64)         0.49
10/31/97              14.53          0.43         2.42          2.85        (0.40)        (0.51)         (0.91)         1.94
10/31/96              12.83          0.33         1.83          2.16        (0.33)        (0.13)         (0.46)         1.70
10/31/95              10.68          0.32         2.16          2.48        (0.33)           --          (0.33)         2.15

A Prime
10/31/99(2)           16.95          0.44         1.17          1.61        (0.40)        (0.43)         (0.83)         0.78

B Prime
10/31/99(2)           16.95          0.29         1.19          1.48        (0.29)        (0.43)         (0.72)         0.76

----------
*     Annualized.
**    Not Annualized.
(1)   The Fund began issuing Retail B Shares on March 4, 1996.
(2)   The Fund began issuing A Prime and B Prime Shares on November 1, 1998.
(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.37, $0.38,
      $0.40, $0.30 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.25, $0.29, $0.28 and $0.12, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.40, $0.42, $0.43, $0.33 and $0.32, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $0.41. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $0.26.

                       See Notes to Financial Statements.

                                                                 Ratios to Average Net Assets/Supplemental Data
                                                                 ----------------------------------------------
                                                                   Ratio of Net      Ratio of       Ratio of
                                                                    Investment       Operating      Operating
                                                                      Income         Expenses       Expenses
                                                    Net Assets,     Including       Including       Excluding
               Net Asset Value,                   End of Period   Reimbursement/  Reimbursement/  Reimbursement/    Portfolio
                End of Period    Total Return(A)   (in 000's)         Waiver          Waiver          Waiver      Turnover Rate
               ----------------  ---------------  -------------  ---------------  --------------  --------------  -------------
Retail A
10/31/99           $17.74             9.53%         $389,077           2.11%           1.32%           1.32%           135%
10/31/98            16.95            13.85%          323,498           2.43%           1.33%           1.33%           108%
10/31/97            16.46            20.23%          177,239           2.66%           1.37%           1.37%            58%
10/31/96            14.52            16.92%          116,852           2.29%           1.42%           1.42%            48%
10/31/95            12.82            23.42%           76,368           2.52%           1.48%           1.50%            41%

Retail B
10/31/99            17.70             8.76%           91,199           1.43%           2.00%           2.00%           135%
10/31/98            16.92            13.14%           57,876           1.77%           1.99%           1.99%           108%
10/31/97            16.43            19.34%           30,688           1.95%           2.10%           2.19%            58%
10/31/96(1)         14.51             7.71%**          3,557           1.73%*          1.95%*          2.15%*           48%

Trust
10/31/99            17.73             9.63%          269,851           2.31%           1.12%           1.12%           135%
10/31/98            16.96            14.05%          218,666           2.63%           1.13%           1.13%           108%
10/31/97            16.47            20.42%          171,741           2.82%           1.21%           1.22%            58%
10/31/96            14.53            17.19%          123,603           2.52%           1.19%           1.21%            48%
10/31/95            12.83            23.68%           76,771           2.74%           1.26%           1.30%            41%

A Prime
10/31/99(2)         17.73             9.72%              238           2.27%           1.16%           1.29%           135%

B Prime
10/31/99(2)         17.71             8.91%              519           1.53%           1.90%           2.08%           135%

--------------------------------------------------------------------------------
Equity Income Fund

Financial Highlights
For a Share outstanding throughout each period.

                            Income from Investment Operations                   Less Distributions
                          --------------------------------------    ------------------------------------------

                                           Net
               Net                     Realized and                  Dividends    Distributions                        Net
           Asset Value,       Net       Unrealized    Total from     from Net         from                      Increase (Decrease)
            Beginning     Investment      Gain on     Investment    Investment    Net Realized       Total            in Net
            of Period      Income(B)    Investments   Operations      Income      Capital Gains  Distributions      Asset Value
           ------------   ----------   ------------   ----------    ----------    -------------  -------------  -------------------
Retail A
10/31/99     $19.67         $ 0.19        $ 1.69        $ 1.88        $(0.20)        $(1.85)        $(2.05)          $(0.17)
10/31/98      18.82           0.25          2.43          2.68         (0.25)         (1.58)         (1.83)            0.85
10/31/97      16.91           0.30          3.35          3.65         (0.30)         (1.44)         (1.74)            1.91
10/31/96      14.98           0.30          2.47          2.77         (0.30)         (0.54)         (0.84)            1.93
10/31/95      12.74           0.28          2.47          2.75         (0.30)         (0.21)         (0.51)            2.24

Retail B
10/31/99(1)   19.48           0.11          1.62          1.73         (0.11)         (1.85)         (1.96)           (0.23)

Trust
10/31/99      19.69           0.28          1.69          1.97         (0.29)         (1.85)         (2.14)           (0.17)
10/31/98      18.84           0.34          2.42          2.76         (0.33)         (1.58)         (1.91)            0.85
10/31/97      16.93           0.38          3.35          3.73         (0.38)         (1.44)         (1.82)            1.91
10/31/96      14.99           0.37          2.48          2.85         (0.37)         (0.54)         (0.91)            1.94
10/31/95      12.75           0.36          2.45          2.81         (0.36)         (0.21)         (0.57)            2.24

----------
(1)   The Fund began issuing Retail B Shares on November 1, 1998.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.19, $0.25,
      $0.30, $0.30 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1999 was $0.08. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.28, $0.34,
      $0.38, $0.37 and $0.36, respectively.

                       See Notes to Financial Statements.

                                                                Ratios to Average Net Assets/Supplemental Data
                                                             -----------------------------------------------------

                                                             Ratio of Net          Ratio of           Ratio of
                                                              Investment          Operating           Operating
                                                                Income             Expenses           Expenses
                                           Net Assets,        Including           Including           Excluding
   Net Asset Value,                       End of Period      Reimbursement/      Reimbursement/     Reimbursement/    Portfolio
    End of Period     Total Return(A)      (in 000's)           Waiver              Waiver              Waiver      Turnover Rate
   ----------------   ---------------     -------------      --------------      --------------     --------------  -------------
       $19.50             10.14%            $213,041             0.97%               1.33%               1.33%           38%
        19.67             15.23%             207,850             1.30%               1.34%               1.34%           46%
        18.82             23.28%             169,276             1.70%               1.39%               1.41%           37%
        16.91             19.01%             126,952             1.86%               1.40%               1.40%           45%
        14.98             22.23%              81,802             2.08%               1.49%               1.51%           21%

        19.25              9.38%               3,213             0.33%               1.97%               2.23%           38%

        19.52             10.60%             120,179             1.39%               0.91%               0.91%           38%
        19.69             15.67%             127,367             1.72%               0.92%               0.92%           46%
        18.84             23.80%             119,505             2.14%               0.95%               0.97%           37%
        16.93             19.65%             106,094             2.32%               0.94%               0.94%           45%
        14.99             22.81%              87,819             2.60%               0.98%               1.00%           21%

--------------------------------------------------------------------------------
Growth and Income Fund

Financial Highlights
For a Share outstanding throughout each period.

                               Income from Investment Operations                   Less Distributions
                            ----------------------------------------    ----------------------------------------

                                               Net
                 Net           Net         Realized and                Dividends   Distributions                        Net
             Asset Value,   Investment      Unrealized    Total from    from Net       from                      Increase (Decrease)
              Beginning      Income          Gain on      Investment   Investment   Net Realized     Total            in Net
              of Period     (Loss)(B)       Investments   Operations     Income    Capital Gains  Distributions     Asset Value
             ------------   ----------     ------------   ----------   ---------   -------------  -------------  -------------------
Retail A
10/31/99       $14.87       $ 0.08(5)         $ 2.02        $ 2.10       $(0.08)      $(0.91)        $(0.99)          $ 1.11
10/31/98        16.24         0.12              1.32          1.44        (0.13)       (2.68)         (2.81)           (1.37)
10/31/97        13.78         0.18              3.67          3.85        (0.20)       (1.19)         (1.39)            2.46
10/31/96(1)     12.35         0.21              2.16          2.37        (0.21)       (0.73)         (0.94)            1.43
10/31/95        11.15         0.24              1.70          1.94        (0.25)       (0.49)         (0.74)            1.20

Retail B
10/31/99        14.83        (0.04)(5)          2.02          1.98           --        (0.91)         (0.91)            1.07
10/31/98        16.23        --(4)              1.31          1.31        (0.03)       (2.68)         (2.71)           (1.40)
10/31/97        13.77         0.10              3.65          3.75        (0.10)       (1.19)         (1.29)            2.46
10/31/96(2)     12.97         0.07              0.81          0.88        (0.08)          --          (0.08)            0.80

Trust
10/31/99        14.90         0.13(5)           2.02          2.15        (0.12)       (0.91)         (1.03)            1.12
10/31/98        16.28         0.15              1.31          1.46        (0.16)       (2.68)         (2.84)           (1.38)
10/31/97        13.80         0.22              3.68          3.90        (0.23)       (1.19)         (1.42)            2.48
10/31/96(1)     12.35         0.27              2.16          2.43        (0.25)       (0.73)         (0.98)            1.45
10/31/95        11.15         0.28              1.69          1.97        (0.28)       (0.49)         (0.77)            1.20

A Prime
10/31/99(3)     14.88         0.11(5)           2.03          2.14        (0.11)       (0.91)         (1.02)            1.12

B Prime
10/31/99(3)     14.88        (0.01)(5)          2.03          2.02        (0.02)       (0.91)         (0.93)            1.09

----------
*     Annualized
**    Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund.
(2)   The Fund began issuing Retail B Shares on March 4, 1996.
(3)   The Fund began issuing A Prime and B Prime Shares on November 1, 1998.
(4)   Net investment income per share is less than $0.005.
(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.07, $0.10,
      $0.18, $0.19 and $0.22, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.04), $0.00, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.13, $0.15, $0.21, $0.27 and $0.25, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $0.09. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $(0.05).

                       See Notes to Financial Statements.

                                                           Ratios to Average Net Assets/Supplemental Data
                                                        ------------------------------------------------------

                                                        Ratio of Net          Ratio of            Ratio of
                                                         Investment           Operating           Operating
                                                        Income (Loss)         Expenses            Expenses
                                      Net Assets,        Including            Including           Excluding
Net Asset Value,                     End of Period      Reimbursement/      Reimbursement/      Reimbursement/       Portfolio
 End of Period     Total Return(A)    (in 000's)           Waiver               Waiver              Waiver         Turnover Rate
----------------   ---------------   -------------      --------------      --------------      --------------     -------------
     $15.98            14.56%          $232,110             0.53%                1.28%               1.38%              20%
      14.87             9.93%           214,110             0.75%                1.28%               1.35%              38%
      16.24            30.10%           141,884             1.18%                1.27%               1.45%              93%
      13.78            20.25%            77,776             1.65%                1.34%               1.45%              59%
      12.35            18.52%            51,078             2.10%                1.32%               1.77%              51%

      15.90            13.72%            62,366            (0.22)%               2.03%               2.04%              20%
      14.83             9.09%            53,216             0.01%                2.02%               2.02%              38%
      16.23            29.11%            35,178             0.31%                2.05%               2.28%              93%
      13.77             6.83%**           4,562             0.79%*               1.96%*              2.11%*             59%

      16.02            14.85%           309,106             0.76%                1.05%               1.05%              20%
      14.90            10.10%           254,060             1.00%                1.03%               1.03%              38%
      16.28            30.43%           246,654             1.44%                1.03%               1.06%              93%
      13.80            20.77%           186,708             2.01%                1.02%               1.03%              59%
      12.35            18.80%           189,011             2.42%                1.07%               1.27%              51%

      16.00            14.81%               150             0.66%                1.15%               1.30%              20%

      15.97            13.98%               129            (0.09)%               1.90%               2.17%              20%

--------------------------------------------------------------------------------
Strategic Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                               Income from Investment Operations                  Less Distributions
                           ----------------------------------------   ------------------------------------------

                                            Net
                Net           Net       Realized and                  Dividends     Distributions                       Net
            Asset Value,   Investment    Unrealized      Total from    from Net         from                     Increase (Decrease)
             Beginning      Income      Gain (Loss) on   Investment   Investment     Net Realized      Total           in Net
             of Period     (Loss)(B)     Investments     Operations     Income      Capital Gains  Distributions     Asset Value
            ------------   ----------   --------------   ----------   ----------    -------------  ------------- -------------------
Retail A
10/31/99      $ 9.62       $ 0.04(3)       $ 0.27          $ 0.31       $(0.03)        $(0.01)        $(0.04)          $ 0.27
10/31/98(1)    10.00           --(2)        (0.38)          (0.38)          --             --             --            (0.38)

Retail B
10/31/99        9.61        (0.02)(3)        0.26            0.24           --          (0.01)         (0.01)            0.23
10/31/98(1)    10.00        (0.02)          (0.37)          (0.39)          --             --             --            (0.39)

Trust
10/31/99        9.63         0.09(3)         0.27            0.36        (0.08)         (0.01)         (0.09)            0.27
10/31/98(1)    10.00         0.01           (0.37)          (0.36)       (0.01)            --          (0.01)           (0.37)

----------
*     Annualized
**    Not Annualized
(1)   The Fund commenced operations on March 4, 1998.
(2)   Net investment income per share is less than $0.005.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the year ended October 31, 1999 and the period ended October 31, 1998 were $0.00 and $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for year ended October 31, 1999, and the period ended October 31, 1998 were $(0.08) and $(0.06), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the year ended October 31, 1999 and the period ended October 31, 1998 were $0.06 and $0.00, respectively.

                       See Notes to Financial Statements.

                                                            Ratios to Average Net Assets/Supplemental Data
                                                        -----------------------------------------------------

                                                        Ratio of Net          Ratio of           Ratio of
                                                         Investment           Operating          Operating
                                                        Income (Loss)         Expenses           Expenses
                                        Net Assets,      Including            Including          Excluding
Net Asset Value,                       End of Period    Reimbursement/      Reimbursement/     Reimbursement/      Portfolio
 End of Period     Total Return(A)      (in 000's)         Waiver               Waiver             Waiver        Turnover Rate
----------------   ---------------     -------------    --------------      --------------     --------------    -------------
    $9.89              3.25%             $ 8,229            0.41%               1.19%              1.63%              79%
     9.62             (3.75)%**            4,051            0.06%*              1.40%*             2.41%*             30%**

     9.84              2.50%               1,348           (0.24)%              1.84%              2.40%              79%
     9.61             (4.76)%**              583           (0.55)%*             2.01%*             3.05%*             30%**

     9.90              3.64%              71,063            0.80%               0.80%              1.00%              79%
     9.63             (3.62)%**           63,061            0.19%*              1.27%*             1.47%*             30%**

--------------------------------------------------------------------------------
Equity Value Fund

Financial Highlights
For a Share outstanding throughout each period.

                                Income from Investment Operations                 Less Distributions
                             ---------------------------------------     --------------------------------------

                                               Net
                  Net            Net       Realized and                  Dividends     Dividends                       Net
              Asset Value,   Investment     Unrealized    Total from      from Net       from                    Increase (Decrease)
               Beginning       Income         Gain on     Investment     Investment  Net Realized      Total          in Net
               of Period      (Loss)(B)     Investments   Operations      Income     Capital Gains    Dividends     Asset Value
              ------------   ----------     ----------    ----------     ----------  -------------    ---------  -------------------
Retail A
10/31/99        $16.50         $(0.03)        $ 2.42        $ 2.39         $  --        $(0.61)        $(0.61)        $ 1.78
10/31/98         18.21           0.03           1.50          1.53         (0.04)        (3.20)         (3.24)         (1.71)
10/31/97         15.96           0.11           4.16          4.27         (0.12)        (1.90)         (2.02)          2.25
10/31/96         14.33           0.14           2.74          2.88         (0.14)        (1.11)         (1.25)          1.63
10/31/95         13.31           0.22           2.24          2.46         (0.23)        (1.21)         (1.44)          1.02

Retail B
10/31/99         16.44          (0.15)          2.40          2.25            --         (0.61)         (0.61)          1.64
10/31/98         18.24          (0.08)          1.48          1.40            --         (3.20)         (3.20)         (1.80)
10/31/97         15.99             --           4.17          4.17         (0.02)        (1.90)         (1.92)          2.25
10/31/96(1)      14.74           0.04           1.25          1.29         (0.04)           --          (0.04)          1.25

Trust
10/31/99         16.51           0.03           2.42          2.45            --         (0.61)         (0.61)          1.84
10/31/98         18.21           0.08           1.49          1.57         (0.07)        (3.20)         (3.27)         (1.70)
10/31/97         15.96           0.17           4.16          4.33         (0.18)        (1.90)         (2.08)          2.25
10/31/96         14.33           0.21           2.74          2.95         (0.21)        (1.11)         (1.32)          1.63
10/31/95         13.32           0.28           2.24          2.52         (0.30)        (1.21)         (1.51)          1.01

----------
*     Annualized
**    Not Annualized
(1)   The Fund began issuing Retail B Shares on March 4, 1996.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.03)
      $0.03, $0.11, $0.14 and $0.22, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.15), $(0.08), $(0.03) and $0.01, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.03, $0.08, $0.17, $0.21 and $0.28, respectively.

                       See Notes to Financial Statements.

                                                           Ratios to Average Net Assets/Supplemental Data
                                                         -----------------------------------------------------

                                                         Ratio of Net          Ratio of           Ratio of
                                                          Investment           Operating          Operating
                                                         Income (Loss)         Expenses           Expenses
                                       Net Assets,         Including           Including          Excluding
Net Asset Value,                      End of Period      Reimbursement/      Reimbursement/     Reimbursement/      Portfolio
 End of Period     Total Return(A)     (in 000's)           Waiver              Waiver             Waiver         Turnover Rate
----------------   ---------------    -------------      --------------      --------------     --------------    -------------
    $18.28            14.63%            $258,332            (0.16)%              1.37%              1.37%              75%
     16.50             9.88%             234,730             0.15%               1.37%              1.37%              82%
     18.21            29.48%             182,641             0.63%               1.38%              1.38%             111%
     15.96            21.49%             131,998             1.00%               1.45%              1.45%             116%
     14.33            20.81%              96,555             1.62%               1.49%              1.50%              76%

     18.08            13.81%              30,988            (0.87)%              2.08%              2.08%              75%
     16.44             9.07%              23,103            (0.54)%              2.06%              2.06%              82%
     18.24            28.60%              14,958            (0.13)%              2.07%              2.38%             111%
     15.99             8.80%**             1,916             0.43%*              1.94%*             2.24%*            116%

     18.35            15.04%             281,064             0.19%               1.02%              1.03%              75%
     16.51            10.27%             254,432             0.49%               1.03%              1.03%              82%
     18.21            29.87%             241,532             0.98%               1.04%              1.04%             111%
     15.96            22.05%             194,827             1.42%               1.03%              1.03%             116%
     14.33            21.31%             165,330             2.10%               1.02%              1.02%              76%

--------------------------------------------------------------------------------
Equity Growth Fund

Financial Highlights
For a Share outstanding throughout each period.

                                     Income from Investment Operations                 Less Distributions
                                  ---------------------------------------    ----------------------------------------

                                                     Net                                   Dividends
                     Net             Net        Realized and                  Dividends    in Excess      Dividends
                 Asset Value,     Investment     Unrealized    Total from     from Net       of Net       from Net
                  Beginning        Income          Gain on     Investment    Investment    Investment     Realized          Total
                  of Period       (Loss)(B)      Investments   Operations      Income        Income     Capital Gains     Dividends
                 ------------     ----------    ------------   ----------    ----------    ----------   -------------     ---------
Retail A
10/31/99            $24.47         $(0.06)         $ 6.48        $ 6.42         $  --        $   --         $(1.90)        $(1.90)
10/31/98             25.14           0.01            3.19          3.20         (0.03)           --(3)       (3.84)         (3.87)
10/31/97             20.37           0.07            6.05          6.12         (0.07)           --          (1.28)         (1.35)
10/31/96             17.29           0.10            3.39          3.49         (0.11)           --          (0.30)         (0.41)
10/31/95             14.18           0.14            3.28          3.42         (0.14)           --          (0.17)         (0.31)

Retail B
10/31/99             24.07          (0.20)           6.30          6.10            --            --          (1.90)         (1.90)
10/31/98             24.91          (0.16)(2)        3.16          3.00            --            --(3)       (3.84)         (3.84)
10/31/97             20.26          (0.09)(2)        6.02          5.93            --            --          (1.28)         (1.28)
10/31/96(1)          18.77          (0.01)           1.50          1.49            --            --             --             --

Trust
10/31/99             24.52           0.03            6.50          6.53            --            --          (1.90)         (1.90)
10/31/98             25.17           0.09            3.20          3.29         (0.09)        (0.01)         (3.84)         (3.94)
10/31/97             20.39           0.16            6.06          6.22         (0.16)           --          (1.28)         (1.44)
10/31/96             17.30           0.17            3.40          3.57         (0.18)           --          (0.30)         (0.48)
10/31/95             14.19           0.20            3.28          3.48         (0.20)           --          (0.17)         (0.37)

A Prime
10/31/99(4)          24.49          (0.01)           6.37          6.36            --            --          (1.90)         (1.90)

B Prime
10/31/99(4)          24.49          (0.10)           6.35          6.25            --            --          (1.90)         (1.90)

----------
*     Annualized
**    Not Annualized
(1)   The Fund began issuing Retail B Shares on March 4, 1996.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(3) Dividends in excess of net investment income per share were less than $0.005.
(4)   The Fund began issuing A Prime and B Prime Shares on November 1, 1998.
(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.06),
      $0.01, $0.07, $0.10 and $0.13, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.21), $(0.16)(2), $(0.14)(2) and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.03, $0.09, $0.16, $0.17 and $0.20, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $(0.04). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $(0.14).

                       See Notes to Financial Statements.

                                                                      Ratios to Average Net Assets/Supplemental Data
                                                                      -----------------------------------------------

                                                                       Ratio of Net       Ratio of       Ratio of
                                                                        Investment        Operating      Operating
                                                                      Income (Loss)       Expenses       Expenses
  Net Increase                                         Net Assets,      Including         Including      Excluding
(Decrease) in Net  Net Asset Value,                   End of Period    Reimbursement/  Reimbursement/  Reimbursement/    Portfolio
   Asset Value      End of Period    Total Return(A)   (in 000's)         Waiver           Waiver         Waiver       Turnover Rate
-----------------  ----------------  ---------------  -------------   ---------------  --------------  --------------  -------------
    $ 4.52             $28.99            27.55%        $  443,639         (0.25)%          1.34%           1.34%            53%
     (0.67)             24.47            14.73%           312,951          0.02%           1.34%           1.34%            60%
      4.77              25.14            31.61%           226,330          0.30%           1.37%           1.37%            66%
      3.08              20.37            20.51%           160,800          0.50%           1.40%           1.40%            36%
      3.11              17.29            24.54%            98,911          0.85%           1.45%           1.47%            14%

      4.20              28.27            26.63%            71,525         (0.96)%          2.05%           2.08%            53%
     (0.84)             24.07            13.98%            34,693         (0.68)%          2.04%           2.04%            60%
      4.65              24.91            30.78%            20,363         (0.40)%          2.07%           2.30%            66%
      1.49              20.26             7.95%**           3,995         (0.16)%*         1.92%*          2.29%*           36%

      4.63              29.15            28.07%         1,041,378          0.15%           0.94%           0.94%            53%
     (0.65)             24.52            15.17%           815,756          0.40%           0.96%           0.96%            60%
      4.78              25.17            32.16%           745,537          0.72%           0.95%           0.95%            66%
      3.09              20.39            21.03%           562,419          0.92%           0.98%           0.98%            36%
      3.11              17.30            25.08%           420,016          1.31%           1.00%           1.00%            14%

      4.46              28.95            27.30%               107         (0.05)%          1.14%           1.28%            53%

      4.35              28.84            26.79%               246         (0.78)%          1.87%           2.19%            53%

--------------------------------------------------------------------------------
International Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                Income from Investment Operations                  Less Distributions
                            -------------------------------------------   --------------------------------------

                                               Net
                 Net           Net         Realized and                   Dividends     Dividends                       Net
             Asset Value,   Investment      Unrealized       Total from    from Net       from                    Increase(Decrease)
              Beginning      Income        Gain (Loss) on    Investment   Investment  Net Realized       Total         in Net
              of Period     (Loss)(B)       Investments      Operations     Income    Capital Gains    Dividends     Asset Value
             ------------   ----------     --------------    ----------   ----------  -------------    ---------  ------------------
Retail A
10/31/99        $16.75      $ 0.01(2)         $ 4.72           $ 4.73       $(0.05)      $(0.57)        $(0.62)        $ 4.11
10/31/98         15.18        0.07              1.93             2.00        (0.07)       (0.36)         (0.43)          1.57
10/31/97         13.94        0.01              2.09             2.10        (0.18)       (0.68)         (0.86)          1.24
10/31/96         12.92        0.11              1.27             1.38        (0.12)       (0.24)         (0.36)          1.02
10/31/95         13.20        0.11             (0.21)           (0.10)       (0.02)       (0.16)         (0.18)         (0.28)

Retail B
10/31/99(1)      16.85       (0.09)(2)          4.74             4.65        (0.13)       (0.57)         (0.70)          3.95

Trust
10/31/99         17.00        0.10(2)           4.80             4.90        (0.15)       (0.57)         (0.72)          4.18
10/31/98         15.33        0.14              1.98             2.12        (0.09)       (0.36)         (0.45)          1.67
10/31/97         14.01        0.08              2.12             2.20        (0.20)       (0.68)         (0.88)          1.32
10/31/96         12.98        0.17              1.30             1.47        (0.20)       (0.24)         (0.44)          1.03
10/31/95         13.20        0.16             (0.18)           (0.02)       (0.04)       (0.16)         (0.20)         (0.22)

A Prime
10/31/99(1)      16.85        0.06(2)           4.79             4.85        (0.15)       (0.57)         (0.72)          4.13

B Prime
10/31/99(1)      16.85       (0.08)(2)          4.78             4.70        (0.13)       (0.57)         (0.70)          4.00

----------
(1) The Fund began issuing Retail B, A Prime and B Prime Shares on November 1, 1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.04),
      $0.03, $(0.01), $0.07 and $0.08, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended October 31, 1999 was $(0.25). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.06, $0.10, $0.04, $0.13 and $0.13, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $(0.09). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $(0.16).

                       See Notes to Financial Statements.

                                                             Ratios to Average Net Assets/Supplemental Data
                                                         -----------------------------------------------------

                                                         Ratio of Net           Ratio of          Ratio of
                                                          Investment            Operating         Operating
                                                         Income (Loss)          Expenses          Expenses
                                        Net Assets,        Including            Including         Excluding
Net Asset Value,                       End of Period     Reimbursement/       Reimbursement/    Reimbursement/      Portfolio
 End of Period     Total Return(A)      (in 000's)           Waiver              Waiver             Waiver        Turnover Rate
----------------   ---------------     --------------    --------------       --------------    --------------    -------------
     $20.86            29.04%            $ 89,327             0.03%               1.48%              1.73%             45%
      16.75            13.64%              66,541             0.39%               1.48%              1.73%             49%
      15.18            15.88%              56,592             0.03%               1.60%              1.85%             45%
      13.94            10.86%              35,144             0.78%               1.70%              1.98%            146%
      12.92            (0.64)%             30,104             0.84%               1.76%              2.03%             48%

      20.80            28.41%               2,189            (0.45)%              1.96%              2.70%             45%

      21.18            29.71%             501,776             0.54%               0.97%              1.22%             45%
      17.00            14.32%             345,692             0.91%               0.96%              1.21%             49%
      15.33            16.60%             265,124             0.57%               1.06%              1.32%             45%
      14.01            11.51%             172,561             1.40%               1.08%              1.36%            146%
      12.98            (0.02)%             89,614             1.36%               1.22%              1.48%             48%

      20.98            29.73%                  12             0.34%               1.17%              2.03%             45%

      20.85            28.74%                 458            (0.38)%              1.89%              2.27%             45%

--------------------------------------------------------------------------------
Small Cap Value Fund

Financial Highlights
For a Share outstanding throughout each period.

                                  Income from Investment Operations                      Less Distributions
                            ----------------------------------------------     -----------------------------------------

                                                 Net                                          Dividends
                Net            Net          Realized and                       Dividends      in Excess      Dividends
            Asset Value,    Investment       Unrealized         Total from      from Net        of Net       from Net
             Beginning       Income         Gain (Loss) on      Investment     Investment     Investment     Realized        Total
             of Period      (Loss)(B)        Investments        Operations       Income         Income     Capital Gains   Dividends
            ------------    ----------      --------------      ----------     ----------     ----------   -------------   ---------
Retail A
10/31/99      $13.53         $ 0.02            $ 0.73             $ 0.75         $(0.03)        $   --        $(1.27)       $(1.30)
10/31/98       18.29           0.08             (2.08)             (2.00)         (0.08)            --         (2.68)        (2.76)
10/31/97       14.75          (0.04)(2)          5.72               5.68             --             --         (2.14)        (2.14)
10/31/96(1)    12.68           0.01              2.95               2.96          (0.02)            --         (0.87)        (0.89)
10/31/95       11.06          (0.02)             2.21               2.19             --             --         (0.57)        (0.57)

Retail B
10/31/99(3)    13.59          (0.04)             0.68               0.64             --             --         (1.27)        (1.27)

Trust
10/31/99       13.61           0.05              0.74               0.79          (0.06)            --         (1.27)        (1.33)
10/31/98       18.37           0.11             (2.06)             (1.95)         (0.13)            --         (2.68)        (2.81)
10/31/97       14.76           0.01(2)           5.74               5.75             --             --         (2.14)        (2.14)
10/31/96(1)    12.71           0.05              2.97               3.02          (0.05)         (0.01)        (0.91)        (0.97)
10/31/95       11.07           0.01              2.21               2.22          (0.01)            --         (0.57)        (0.58)

A Prime
10/31/99(3)    13.59           0.03              0.73               0.76          (0.04)            --         (1.27)        (1.31)

B Prime
10/31/99(3)    13.59          (0.05)             0.71               0.66             --             --         (1.27)        (1.27)

----------
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of the Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.
(3) The Fund began issuing Retail B, A Prime and B Prime Shares on November 1, 1998.
(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.02),
      $0.05, $(0.02)(2), $0.01 and $(0.08), respectively. Net investment (loss)
      per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1999 was $(0.09). Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.05, $0.11, $0.05(2), $0.05 and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the year ended October 31, 1999 was $0.00. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the year ended October 31, 1999 was $(0.10).

                       See Notes to Financial Statements.

                                                                      Ratios to Average Net Assets/Supplemental Data
                                                                      ----------------------------------------------

                                                                      Ratio of Net      Ratio of        Ratio of
                                                                        Investment      Operating       Operating
                                                                      Income (Loss)     Expenses        Expenses
  Net Increase                                          Net Assets,     Including       Including       Excluding
(Decrease) in Net   Net Asset Value,                   End of Period  Reimbursement/  Reimbursement/  Reimbursement/    Portfolio
   Asset Value       End of Period     Total Return(A)   (in 000's)      Waiver          Waiver          Waiver       Turnover Rate
-----------------   ----------------   --------------- -------------  --------------  --------------  --------------  -------------
    $(0.55)             $12.98              5.68%        $ 80,870         0.13%           1.31%           1.59%            42%
     (4.76)              13.53            (12.52)%         87,781         0.38%           1.31%           1.45%            33%
      3.54               18.29             43.58%          63,658        (0.25)%          1.30%           1.52%            52%
      2.07               14.75             24.77%          34,402         0.08%           1.40%           1.55%            39%
      1.62               12.68             21.27%          27,546        (0.19)%          1.35%           1.85%            32%

     (0.63)              12.96              4.80%           1,637        (0.66)%          2.10%           2.88%            42%

     (0.54)              13.07              6.02%         255,268         0.47%           0.97%           0.97%            42%
     (4.76)              13.61            (12.07)%        202,385         0.73%           0.96%           0.96%            33%
      3.61               18.37             44.08%         189,257         0.09%           0.96%           0.96%            52%
      2.05               14.76             25.22%         137,341         0.45%           1.05%           1.06%            39%
      1.64               12.71             21.52%         121,364         0.07%           1.10%           1.35%            32%

     (0.55)              13.04              5.80%             175         0.26%           1.18%           1.40%            42%

     (0.61)              12.98              4.96%             190        (0.49)%          1.93%           2.49%            42%

--------------------------------------------------------------------------------
Small Company Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                Income from Investment Operations            Less Distributions
                            -----------------------------------------    --------------------------

                                              Net
                 Net                      Realized and                    Dividends                          Net
             Asset Value,      Net         Unrealized      Total from       from                       Increase(Decrease)
              Beginning     Investment    Gain (Loss) on   Investment    Net Realized      Total            in Net
              of Period     (Loss)(B)      Investments     Operations    Capital Gains    Dividends       Asset Value
             ------------   ----------    --------------   ----------    -------------    ---------    ------------------
Retail A
10/31/99        $13.63       $(0.23)         $ 2.26           $ 2.03        $   --         $   --           $ 2.03
10/31/98         20.94        (0.19)          (4.86)           (5.05)        (2.26)         (2.26)           (7.31)
10/31/97         19.96        (0.18)           3.54             3.36         (2.38)         (2.38)            0.98
10/31/96         16.28        (0.14)           3.99             3.85         (0.17)         (0.17)            3.68
10/31/95         12.35        (0.09)           4.21             4.12         (0.19)         (0.19)            3.93

Retail B
10/31/99         13.39        (0.34)           2.26             1.92            --             --             1.92
10/31/98         20.73        (0.30)          (4.78)           (5.08)        (2.26)         (2.26)           (7.34)
10/31/97         19.91        (0.21)           3.41             3.20         (2.38)         (2.38)            0.82
10/31/96(1)      17.27        (0.19)(2)        2.83             2.64            --             --             2.64

Trust
10/31/99         13.96        (0.16)           2.33             2.17            --             --             2.17
10/31/98         21.32        (0.14)          (4.96)           (5.10)        (2.26)         (2.26)           (7.36)
10/31/97         20.20        (0.11)           3.61             3.50         (2.38)         (2.38)            1.12
10/31/96         16.38        (0.09)           4.08             3.99         (0.17)         (0.17)            3.82
10/31/95         12.36        (0.04)           4.25             4.21         (0.19)         (0.19)            4.02

----------
*     Annualized
**    Not Annualized
(1)   The Fund began issuing Retail B Shares on March 4, 1996.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.
(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.23), $(0.19),
      $(0.18), $(0.14) and $(0.09), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.37), $(0.30), $(0.24) and $(0.24)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.16), $(0.14), $(0.11), $(0.09) and $(0.04), respectively.

                       See Notes to Financial Statements.

                                                          Ratios to Average Net Assets/Supplemental Data
                                                        --------------------------------------------------

                                                        Ratio of Net        Ratio of          Ratio of
                                                         Investment         Operating         Operating
                                                        Income (Loss)       Expenses          Expenses
                                        Net Assets,      Including          Including         Excluding
Net Asset Value,                       End of Period    Reimbursement/    Reimbursement/    Reimbursement/      Portfolio
 End of Period      Total Return(A)     (in 000's)         Waiver            Waiver             Waiver         Turnover Rate
----------------    ---------------    -------------    --------------    --------------    --------------    -------------
    $15.66              14.89%           $ 87,921          (1.41)%            1.53%              1.54%            105%
     13.63             (26.26)%            95,831          (1.13)%            1.46%              1.47%             78%
     20.94              19.08%            135,593          (1.02)%            1.46%              1.48%             69%
     19.96              23.97%            111,101          (1.03)%            1.57%              1.57%             82%
     16.28              34.01%             45,668          (0.85)%            1.60%              1.64%             54%

     15.31              14.34%             12,212          (2.04)%            2.16%              2.32%            105%
     13.39             (26.72)%            12,565          (1.78)%            2.11%              2.16%             78%
     20.73              18.23%             14,731          (1.76)%            2.20%              2.44%             69%
     19.91              15.34%**            3,659          (1.50)%*           2.04%*             2.44%*            82%

     16.13              15.54%            233,326          (1.00)%            1.12%              1.12%            105%
     13.96             (26.00)%           222,675          (0.76)%            1.09%              1.09%             78%
     21.32              19.59%            310,751          (0.65)%            1.09%              1.12%             69%
     20.20              24.69%            174,990          (0.60)%            1.14%              1.14%             82%
     16.38              34.73%             94,831          (0.37)%            1.12%              1.12%             54%

--------------------------------------------------------------------------------
Notes to Financial Statements

1.    Organization

      The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds (individually, a "Fund," collectively, the "Funds") only.

      Each Fund is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). Currently, the Asset Allocation, Growth and Income, Equity Growth, International Equity and Small Cap Value Funds offer all five series of shares and the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds offer Trust Shares, Retail A Shares, and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 5.50% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will convert automatically to A Prime Shares. On November 29, 1999, A Prime Shares and B Prime Shares were redesignated Prime A Shares and Prime B Shares, respectively.

2.    Significant Accounting Policies

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

      Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

      Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

      Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

      Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

      Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

      Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
Notes to Financial Statements

      Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. With holding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the under lying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

      Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

      In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

      Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. Investment Advisory, Administration, Shareholder Services, Distribution and Other Fees

      The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

      The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

      The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of net assets in excess of $50 million. FleetBoston Corporation owns an interest in Oechsle.

      The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

--------------------------------------------------------------------------------
Notes to Financial Statements

      In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank for its services.

      First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's Shares.

      The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

      The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the year ended October 31, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                            12b-1 Plan
                                  Services                  ----------
                                    Plan             Services       Distribution
                                    ----             --------       ------------
Asset Allocation                 $1,052,992         $  206,080       $  499,231
Equity Income                       623,725              4,260            9,488
Growth and Income                   678,795            166,729          400,239
Strategic Equity                     18,350              2,803            6,114
Equity Value                        759,127             83,125          190,927
Equity Growth                     1,093,512            147,791          346,626
International Equity                204,149              1,784            6,058
Small Cap Value                     242,067              1,980            4,653
Small Company Equity                226,778             33,113           80,055

      The Trust has adopted a distribution plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Funds. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding A Prime Shares. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments under the A Prime Shares Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding A Prime Shares.

      The Trust has adopted a distribution and services plan (the "B Prime Shares Plan") with respect to the B Prime Shares of the Funds. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed the annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding B Prime Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of B Prime Shares owned of record or beneficially by the customers of institutions. For the

--------------------------------------------------------------------------------
Notes to Financial Statements

year ended October 31, 1999, the Funds paid fees under the A Prime Shares Plan and B Prime Shares Plan as follows:

                                         A Prime          B Prime Shares Plan
                                       -----------        -------------------
                                       Shares Plan     Services     Distribution
                                       -----------     --------     ------------
Asset Allocation                         $  438         $  754         $2,263
Growth andIncome                            264            137            412
Equity Growth                               184            268            806
International Equity                        N/A            537          1,640
Small Cap Value                             357            349          1,046

      Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 1999, transfer agent charges for each series were as follows:

                                      Retail A         Retail B          Trust
                                      --------         --------          -----
Asset Allocation                      $515,481         $133,280         $535,703
Equity Income                          314,763            5,728           13,783
Growth and Income                      491,381          133,578          462,089
Strategic Equity                        21,328            4,234               83
Equity Value                           499,802           73,714          363,963
Equity Growth                          732,709          151,640          598,748
International Equity                   240,531            6,583          278,950
Small Cap Value                        342,571            7,464          128,618
Small Company Equity                   334,373           60,742          465,455

                                       A Prime         B Prime
                                       -------         -------
Asset Allocation                      $    244         $   530
Growth and Income                          161             156
Equity Growth                              115             348
International Equity                       73              291
Small Cap Value                            330             804

      Certain officers of the Trust are officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective May 28, 1999, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

      Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

      Expenses for the year ended October 31, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

      Pursuant to procedures adopted by the Board of Trustees and in accordance with the Investment Company Act of 1940, as amended, certain funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Investment Advisor. The commissions paid to Quick & Reilly Institutional Trading for the year ended October 31, 1999 were as follows:

Asset Allocation                                                        $141,443
Equity Income                                                            232,329
Growth and Income                                                        129,843
Equity Value                                                             860,618
Strategic Equity                                                          11,375
Equity Growth                                                            157,771
Small Company Equity                                                       7,380
Small Cap Value                                                           14,000

4.    Waiver of Fees and Reimbursement of Expenses

      Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the year ended October 31, 1999, Fleet and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

       Fund                               Fees Waived        Expenses Reimbursed
--------------------                      -----------        -------------------
Asset Allocation                           $      764              $     --
Equity Income                                     500                 3,274
Growth and Income                                 306               255,584
Strategic Equity                              166,409                17,809
Equity Value                                       --                 4,444
Equity Growth                                     453                17,017
International Equity                        1,219,744                 1,764
Small Cap Value                                 4,738               244,045
Small Company Equity                               --                33,020

--------------------------------------------------------------------------------
Notes to Financial Statements

5.    Shares of Beneficial Interest

      The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty-one classes of shares, each consisting of one or more series.

      Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of the Fund bear the expense of payments under the Services Plan, Retail B Shares of the Fund bear the expense of payments under the 12b-1 Plan, A Prime Shares of the Fund bear the expense of payments under the A Prime Shares Plan, B Prime Shares of the Fund bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares of the Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

      Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.    Purchases and Sales of Securities

      The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1999 were as follows:

                                    Purchases                             Sales
                        --------------------------------    --------------------------------
Fund                    U.S. Government        Other        U.S. Government         Other
----                    ---------------     ------------    ---------------     ------------
Asset Allocation ...      $567,168,752      $392,808,691      $505,089,232      $345,877,161
Equity Income ......         2,059,623       113,689,419         3,078,547       129,416,746
Growth and Income ..                --       109,729,611                --       109,505,584
Strategic Equity ...                --        66,634,452                --        58,931,943
Equity Value .......                --       432,874,193                --       465,287,198
Equity Growth ......                --       746,175,354                --       703,573,594
International Equity                --       258,586,270                --       213,722,322
Small Cap Value ....                --       170,380,640                --       122,177,106
Small Company Equity                --       351,709,401                --       403,408,733

      The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at October 31, 1999 for each Fund is as follows:

Fund                       Appreciation     (Depreciation)          Net                 Cost
----                      -------------     -------------      -------------       -------------
Asset Allocation ...      $ 142,634,899     $ (22,816,357)     $ 119,818,542       $ 629,227,087
Equity Income ......         67,779,746       (14,941,341)        52,838,405         283,544,720
Growth and Income ..        151,441,382       (50,738,562)       100,702,820         504,431,100
Strategic Equity ...          6,848,959       (10,811,686)        (3,962,727)         84,973,877
Equity Value .......        110,634,761       (28,104,463)        82,530,298         481,783,361
Equity Growth ......        614,280,106       (30,600,728)       583,679,378         991,244,076
International Equity        175,895,738       (27,717,372)       148,178,366         449,135,536
Small Cap Value ....         41,497,514       (68,080,761)       (26,583,247)        363,938,451
Small Company Equity         88,975,338       (41,942,154)        47,033,184         285,335,699

      At October 31, 1999, the Small Company Equity Fund had capital loss carryforwards of $33,481,372 and $2,671,948, which expire in 2006 and 2007, respectively.

--------------------------------------------------------------------------------
Notes to Financial Statements

7.    Foreign Securities

      Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.    Tax Information (unaudited)

      During the fiscal year ended October 31, 1999, the following Funds made distributions from long-term capital gains:

                                                                 Long-Term Gains
      Fund                                                            Paid
---------------                                                  ---------------
Asset Allocation Fund ................................             $15,703,104
Equity Income Fund ...................................              31,283,250
Growth and Income Fund ...............................              30,329,285
Equity Value Fund ....................................              18,809,148
Equity Growth Fund ...................................              90,080,504
Small Cap Value Fund .................................              25,019,942
International Equity Fund ............................              11,553,218

      During the fiscal year ended October 31, 1999, the Funds earned income from direct obligations of the U.S. Government as follows:

                                                                 U.S. Government
      Fund                                                           Income
---------------                                                  ---------------
Asset Allocation Fund ....................................            0.21%
Equity Income Fund .......................................            0.22
Growth and Income Fund ...................................            0.16
Equity Value Fund ........................................            0.07
Strategic Equity Fund ....................................            2.60
Equity Growth Fund .......................................            0.13
Small Cap Value Fund .....................................            0.39
Small Company Equity Fund ................................            0.10
International Equity Fund ................................            0.06

      Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

9. Subsequent Event - Change in Control of Administrator and Change in Distributor (unaudited)

      On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of Investor Services Group ( the "Transation"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into Investor Services Group, which then changed its name to PFPC Inc.

      In connection with the Transaction, on December 1, 1999, Provident Distributors, Inc. became the distributor of the Trust's shares.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Small Cap Value Fund and Small Company Equity Fund (nine of the portfolios constituting The Galaxy Fund) as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for the four years then ended were audited by other auditors whose report dated December 23, 1998 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Small Cap Value Fund and Small Company Equity Fund portfolios of The Galaxy Fund at October 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 13, 1999

                                                               -----------------
[LOGO] Galaxy Funds                                            BULK RATE
                       P.O. Box 6520                           U.S. POSTAGE PAID
                       Providence, RI 02940-6520               PERMIT NO. 105
                                                               NORTH READING, MA
                                                               -----------------

ANEQU (January 1, 2000)